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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-01540

                                 AIM Funds Group
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/08

Item 1. Reports to Stockholders.

[Invesco Aim Logo]  Aim Basic Balanced Fund
- Service mark -    Annual Report to Shareholders # December 31, 2008


                               [MOUNTAIN GRAPHIC]

2     Letters to Shareholders
4     Performance Summary
4     Management Discussion
6     Long-Term Fund Performance
8     Supplemental Information
9     Schedule of Investments
16    Financial Statements
19    Notes to Financial Statements
27    Financial Highlights
29    Auditor's Report
30    Fund Expenses
31    Tax Information
32    Trustees and Officers

[TAYLOR PHOTO]   Dear Shareholder:
                 In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

Philip Yaylor    Market Overview
                 At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board (the Fed)
                 cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

      In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

How we got here

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

      In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

      As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

Investing in volatile markets

Through up markets and down, we believe history shows investors should:

      # Invest for the long term. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

      # Diversify. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

      # Stay fully invested. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

      A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

      It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

Managing money is our focus

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

      While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

      If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

      Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/S/ Philip Taylor

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

----------
1 U.S. Federal Reserve;

2 Bureau of Labor Statistics;

3 FactSet Research;

4 Wall Street Journal

2.    AIM Basic Balanced Fund

[CROCKETT PHOTO]   Dear Fellow Shareholders:

Bruce Crokett      Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains  about  how,  when  and  what  kind  of  a recovery  will  occur.  While  no  one likes  to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors  who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

      In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

      A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

      Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the AIM Funds website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions.

      As always, your Board of Trustees and Invesco Aim Advisors Inc. are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

      While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/s/  Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3.    AIM Basic Balanced Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2008, all share classes of AIM Basic Balanced Fund underperformed the Fund's broad market, style-specific and peer group indexes.+#

      Drivers of performance were stock specific. We attribute the Fund's underperformance versus its indexes mainly to below-market returns from select equity investments in the financials sector. Select equity investments in the consumer discretionary and financials sectors were among the largest positive contributors to Fund performance. The Fund's fixed income holdings declined and underperformed the Barclays Capital U.S. Aggregate Index during the year.

      Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                                  -38.72%
Class B Shares                                                                  -39.14
Class C Shares                                                                  -39.18
Class R Shares                                                                  -38.83
Class Y Shares*                                                                 -38.68
Investor Class Shares                                                           -38.72
S&P 500 Index+ (Broad Market Index)                                             -36.99
Custom Basic Balanced Index#   (Style-Specific Index)                           -21.94
Lipper Mixed-Asset Target Allocation Moderate Funds Indexo+  (Peer Group Index) -27.38

------------
+     Lipper Inc.;

#     Invesco Aim, Lipper Inc.

* Share class incepted during the fiscal year. See page 7 for a detailed explanation of Fund performance.

How we invest

We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value -- a value that is based on the estimated future cash flows generated by the business. The Fund's philosophy is based on key elements that we believe have extensive empirical evidence:

# Company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company's stock price.

# Market prices are more volatile than business values, partly because investors regularly overreact to negative news.

# Long-term investment results are a function of the level and growth of business value in the portfolio.

      Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund's short-term relative performance will naturally be different than the stock market and peers and have little information value since we simply don't own the same stocks.

      Our fixed income portfolio investment process is accomplished through the use of top-down strategies involving duration management, yield-curve position and sector allocation. In addition, we use bottom-up strategies involving credit analysis and selection of specific securities.

Market conditions and your Fund

Equity markets declined sharply during the fiscal year as the financial crisis intensified and the global economy weakened.(1) As painful as bear markets like this are to live through, we believe they can actually improve long term results because of the extraordinary investment opportunities they produce.

      Financials was the worst performing sector of the equity market during the fiscal year as the credit crisis intensified and a liquidity crisis emerged. Fannie Mae and AIG were among the Fund's largest detractors during the year. We understood the negative impact of credit losses on both companies and believed they had adequate financial wherewithal to absorb the credit losses that will persist for years. Ironically, the credit losses remained within the range of our expectations. However, the rapid loss of investor confidence and the related liquidity crisis and public policy response surprised us. In the end, the valuation opportunity that was created by the credit cycle was trumped by a liquidity crisis at AIG and the unintended consequences of government intervention at Fannie Mae -- both events inherently unpredictable but lethal. We sold our positions in these investments at substantial losses.

      The Fund's fixed income holdings also declined during the year, and underperformed the Barclays Capital U.S. Aggregate Index. The underperformance was mainly due to our exposure to financial companies, including Wachovia and Lehman Brothers Holdings, which we sold. While our exposure to Lehman and other financial bonds represented small

Portfolio Composition
By security type

Common Stocks & Other Equity Interests   63.3%
Bonds & Notes                            18.3
U.S. Government Sponsored
Mortgage Backed Securities               15.1
Preferred Stocks                          4.3
Asset Backed Securities                   3.2
U.S. Treasury Notes                       0.5
Municipal Obligations                     0.5
U.S. Government Sponsored
Agency Securities                         0.4
Money Market Funds Plus
Other Assets Less Liabilities            -5.6

Top Five Fixed Income Issuers*

1. Federal Home Loan Mortgage Corp.      7.0%
2. Federal National Mortgage             6.7
Association
3. Government National
   Mortgage Association                  1.5
4. Citicorp Lease-Pass Through           1.0
Trust
5. Time Warner Entertainment             0.8
Co. L.P.

Total Net Assets                         $609.2 million
Total Number of Holdings*                           413

Top 10 Equity Holdings*

1. UnitedHealth Group Inc.               3.6%
2. ASML Holding N.V.                     3.1
3. Robert Half International, Inc.       2.5
4. Moody's Corp.                         2.4
5. JPMorgan Chase & Co.                  2.2
6. Aetna Inc.                            2.2
7. Omnicom Group Inc.                    2.1
8. Home Depot, Inc. (The)                1.9
9. Target Corp.                          1.8
10. Molson Brewing Co.-Class B           1.8

      The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*     Excluding money market fund holdings.

4     AIM Basic Balanced Fund
positions, the price declines of these bond issues were substantial. It took just days for Lehman Brothers to move from an A rating to bankruptcy. Wachovia bonds, which were A-rated at the time, also experienced declines in 2008. But our losses in Wachovia proved to be temporary as the company was acquired by AA-rated Wells Fargo on December 31, 2008.

      With such extreme volatility in 2008, we think it is important to remind our shareholders of our commitment to a portfolio of high quality, investment-grade securities. The majority of our holdings are rated in the highest categories of A, AA, or AAA and all fixed-income securities must be investment-grade at the time of purchase.

Context for results

It's important to remember that what many now consider to be great historic buying opportunities were at the time quite frightening events, and in economic terms, many of those episodes seemed far more threatening than our current situation. History and common sense indicate this crisis will pass, and we believe it will prove to be a historic buying opportunity for U.S. stocks. The timing and level of any market bottom is uncertain, but we believe the absolute return opportunity from recent year-end levels will prove compelling.

      The current bear market represents one of the three greatest declines in the past 60 years.(2) Following the 2000 to 2002 Nasdaq decline, investors learned what a permanent loss of capital looks and feels like. While the Nasdaq remains about 69% below its 2000 peak,(3) our losses during the 2000 - 2002 bear market proved temporary as a new high was achieved in 2004.

      What's the reason for the different experience? Our strategy emphasizes fundamental business value and this value grew from 2000 to 2002 despite a recession and the bear market in stock prices. Once the market environment improved, prices reverted to fundamental value. We see a similar situation unfolding in this bear market. Our estimate of portfolio intrinsic value is marginally higher today than in 2007, yet the market price of the portfolio has declined by about 40%.

Portfolio assessment

We believe the single most important indicator of the way AIM Basic Balanced Fund is positioned for potential future success is not our historical investment results or popular statistical measures, but rather the difference between current market prices and the portfolio's estimated intrinsic value -- the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding. During the year, we believe the estimated intrinsic value of the portfolio grew despite permanent losses in some of our financials investments.

      At the close of the year, the difference between the market price and the estimated intrinsic value of the portfolio was near record levels and produced one of the most favorable capital appreciation opportunities in the Fund's history, in our opinion. While there is no assurance that market value will ever reflect our estimate of the portfolio's intrinsic value, we believe the large gap between price and estimated value may stack the odds in favor of above-average capital appreciation once capital markets normalize.

In closing

While we are disappointed with our results in 2008, we are also excited about the opportunities the current crisis has created. As we have pointed out many times, the distinctive nature of our strategy will naturally produce results that are either above or below the market in the short term. We understand it can be distressing to shareholders when results lag the market as they have this year. We do not have any special insight into the magnitude or duration of this bear market, but historically, valuation opportunities of this magnitude have not lasted for very long. Ironically, part of our 2008 underperformance was due to our efforts to capitalize on this opportunity should it have proved short lived. Regardless of duration, our process was designed to exploit just such a period, and we believe patient shareholders may reap the benefits of recent investments as most of these loses may again prove temporary.

------------
1     Lipper Inc.

2     The Leathold Group

3     Bloomberg L.P.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[STANLEY PHOTO]      Bret Stanley

                     Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Basic Balanced Fund. He earned a B.B.A. from The University of Texas at Austin and an M.S. from the University of Houston.

[COLEMAN PHOTO]      R. Canon Coleman II

                     Chartered Financial Analyst, portfolio manager, is manager of AIM Basic Balanced Fund. He earned a
                     B.S. and an M.S. from the University of Florida and an M.B.A. from the Wharton School at the
                     University of Pennsylvania.

[SEINSHEIMER PHOTO]  Matthew Seinsheimer

                     Chartered Financial Analyst, senior portfolio manager, is manager of AIM Basic Balanced Fund. He earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.

[SIMON PHOTO]        Michael Simon

                     Chartered Financial Analyst, senior portfolio manager, is manager of AIM Basic Balanced Fund.
                     He earned a B.B.A. from Texas Christian University and an M.B.A. from the University of Chicago.

[BRIEN PHOTO]        Cynthia Brien

                     Chartered Financial Analyst, portfolio manager, is manager of AIM Basic Balanced Fund. She earned a B.B.A.
                     from The University of Texas at Austin. She joined the team on Jan. 14, 2009, after the close of the reporting period.

[BURGE PHOTO]        Chuck Burge

                     Senior portfolio manager, is manager of AIM Basic Balanced Fund. Mr. Burge earned a B.S. in economics from
                     Texas A&M University and an M.B.A. in finance and accounting from Rice University. He joined the team on
                     Jan. 14, 2009, after the close of the reporting period.

Brendan Gau left the team on Jan. 14, 2009, after the close of the reporting period.

Mark Gilley left the team on Jan. 14, 2009, after the close of the reporting period.

Assisted by the Basic Value Team

5     AIM Basic Balanced Fund

Your Fund's Long-Term Performance

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.

      Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6     AIM Basic Balanced Fund

                                [MOUNTAIN CHART]

Results of a $10,000 Investment -- Oldest Share Classes since Inception Fund data from 9/28/01, index data from 9/30/01

                                                                                                Lipper
                                                                                              Mixed-Asset
            AIM Basic        AIM Basic         AIM Basic                                   Target Allocation
          Balanced Fund-   Balanced Fund-   Balanced Fund-    S&P 500     Custom Basic       Moderate Funds
Date      Class A Shares   Class B Shares    Class C Shares   Index(2)  Balanced Index(1)       Index(2)
9/28/01   $         9450   $        10000   $         10000
   9/01             9450            10000             10000   $ 10000   $      10000       $      10000
  10/01             9620            10180             10180     10191          10032              10173
  11/01            10055            10630             10630     10972          10326              10519
  12/01            10200            10776             10776     11068          10446              10610
   1/02            10133            10706             10706     10907          10432              10498
   2/02            10057            10616             10616     10697          10482              10439
   3/02            10420            10992             10992     11099          10710              10663
   4/02            10268            10822             10822     10426          10573              10467
   5/02            10249            10802             10812     10350          10640              10450
   6/02             9694            10219             10221      9613          10311               9941
   7/02             9084             9566              9568      8864           9785               9498
   8/02             9217             9697              9708      8922           9896               9640
   9/02             8567             9008              9008      7953           9300               9125
  10/02             8921             9380              9381      8652           9696               9442
  11/02             9390             9862              9863      9161          10062               9796
  12/02             9080             9531              9531      8623           9883               9602
   1/03             8916             9359              9360      8398           9743               9512
   2/03             8743             9168              9178      8272           9641               9457
   3/03             8671             9088              9097      8352           9647               9525
   4/03             9190             9632              9642      9039          10189              10042
   5/03             9855            10318             10328      9515          10659              10476
   6/03             9931            10392             10402      9637          10731              10585
   7/03             9980            10443             10443      9807          10683              10532
   8/03            10231            10696             10696      9997          10811              10671
   9/03            10189            10645             10645      9892          10862              10753
  10/03            10459            10927             10938     10451          11220              11047
  11/03            10642            11109             11120     10543          11323              11128
  12/03            11107            11593             11593     11095          11787              11538
   1/04            11251            11735             11745     11299          11949              11685
   2/04            11434            11916             11927     11456          12154              11823
   3/04            11432            11916             11916     11283          12127              11783
   4/04            11229            11684             11695     11106          11823              11554
   5/04            11219            11674             11684     11258          11877              11573
   6/04            11444            11908             11909     11477          12072              11719
   7/04            11008            11444             11455     11097          12017              11571
   8/04            11028            11464             11465     11142          12212              11705
   9/04            11096            11517             11528     11262          12338              11824
  10/04            11174            11598             11609     11435          12503              11967
  11/04            11553            11982             11992     11897          12842              12258
  12/04            11872            12303             12313     12302          13148              12570
   1/05            11761            12178             12189     12002          13040              12426
   2/05            11872            12293             12304     12254          13269              12582
   3/05            11747            12153             12163     12038          13132              12410
   4/05            11667            12059             12070     11809          13062              12282
   5/05            11838            12237             12247     12185          13307              12544
   6/05            11932            12326             12337     12202          13424              12692
   7/05            12114            12503             12514     12656          13608              12980
   8/05            12043            12420             12430     12540          13642              12989
   9/05            12071            12436             12447     12642          13701              13027
  10/05            11919            12279             12290     12431          13449              12791

-----------
1     Invesco Aim, Lipper Inc.

2     Lipper Inc.

                                [MOUNTAIN CHART]

11/05   12242   12603   12613   12901   13738   13044
12/05   12446   12802   12811   12905   13839   13163
 1/06   12741   13095   13104   13247   14162   13474
 2/06   12731   13075   13083   13283   14233   13483
 3/06   12886   13231   13230   13448   14293   13557
 4/06   12957   13295   13304   13629   14500   13677
 5/06   12681   13012   13021   13237   14274   13458
 6/06   12589   12901   12911   13255   14341   13475
 7/06   12671   12975   12985   13336   14628   13607
 8/06   12835   13143   13154   13653   14864   13838
 9/06   13086   13387   13397   14005   15094   14026
10/06   13375   13684   13693   14461   15431   14356
11/06   13519   13811   13820   14735   15714   14611
12/06   13772   14065   14075   14942   15889   14746
 1/07   13928   14203   14213   15168   16008   14890
 2/07   13834   14118   14127   14872   15957   14876
 3/07   13930   14200   14209   15038   16105   14990
 4/07   14369   14637   14647   15704   16497   15377
 5/07   14682   14946   14956   16251   16804   15660
 6/07   14588   14843   14853   15982   16549   15507
 7/07   14231   14467   14478   15487   16145   15251
 8/07   14314   14542   14564   15718   16332   15362
 9/07   14379   14602   14612   16306   16719   15773
10/07   14685   14903   14913   16565   16780   16025
11/07   14231   14430   14451   15872   16408   15707
12/07   14112   14302   14312   15762   16332   15583
 1/08   13622   13794   13804   14817   16049   15116
 2/08   13250   13405   13415   14336   15657   14902
 3/08   12923   13070   13079   14274   15608   14804
 4/08   13458   13601   13610   14969   16052   15270
 5/08   13490   13622   13632   15163   15989   15410
 6/08   12425   12538   12548   13886   15066   14642
 7/08   12436   12538   12548   13769   15028   14428
 8/08   12576   12680   12690   13968   15238   14444
 9/08   10933   11016   11026   12725   14485   13351
10/08    9170    9226    9237   10588   12844   11584
11/08    8452    8512    8523    9828   12458   10984
12/08    8654    8702    8702    9932   12748   11316

Average Annual Total Returns
As of 12/31/08, including maximum applicable sales charges

Class A Shares
Inception (9/28/01)       1.97%
 5 Years                 -5.95
 1 Year                 -42.08

Class B Shares
Inception (9/28/01)       1.90%
 5 Years                 -5.92
 1 Year                 -42.09

Class C Shares
Inception (9/28/01)       1.90%
 5 Years                 -5.57
 1 Year                 -39.77

Class R Shares
Inception                 1.41%
 5 Years                 -5.09
 1 Year                 -38.83

Class Y Shares
Inception                 1.20%
 5 Years                 -4.87
 1 Year                 -38.68

Investor Class Shares
Inception                 1.21%
 5 Years                 -4.88
 1 Year                 -38.72

Class R shares' inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares' inception date is September 28, 2001.

      Class Y shares' inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares inception date is September 28, 2001.

      Investor Class shares' inception date is July 15, 2005. Returns since that date are historical returns. All other returns are blended returns of historical Investor Class share performance and restated Class A share performance. (for periods prior to the inception date of Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares for the period using blended returns. Class A shares' inception date is September 28, 2001.

      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal will fluctuate so that you may have a gain or a loss when you sell shares.

      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.08%, 1.83%, 1.83%, 1.33%, 0.83% and 1.08%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

      Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

      The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses.

      Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7     AIM Basic Balance Fund

AIM Basic Balanced Fund's investment objective is long-term growth of capital and current income.

# Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

#     Unless otherwise noted, all data provided by Invesco Aim.

About share classes

# Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

# Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

# Class Y shares are available to only certain investors. Please see the prospectus for more information.

# All Investor Class shares are closed to new investors. Contact your financial advisor about purchasing our other share classes.

Principal risks of investing in the Fund

# The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

# Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

# Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

# The prices of securities held by the fund may decline in response to market risks.

About indexes used in this report

# The S&P 500--REGISTERED TRADEMARK-- Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

# The Custom Basic Balanced Index is an index created by Invesco Aim Advisors, Inc. to benchmark the fund. The index consists of the following indices: 60% Russell 1000--REGISTERED TRADEMARK-- Value Index and 40% Barclays Capital U.S. Aggregate Index. The Russell 1000--REGISTERED TRADEMARK-- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000--REGISTERED TRADEMARK-- Value Index is a trademark/service mark of the Frank Russell Company. Russell--REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company. The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities.

# The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. These funds, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

# The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities.

# The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a price-only, market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.

# The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

# A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Other information

# The Chartered Financial Analyst --REGISTERED TRADEMARK-- (CFA--REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

# The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

# Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing. Fund Nasdaq Symbols


Fund Nasdaq Symbols
Class A Shares          BBLAX
Class B Shares          BBLBX
Class C Shares          BBLCX
Class R Shares          BBLRX
Class Y Shares          BBLYX
Investor Class Shares   BBLTX

NOT  FDIC  INSURED  MAY  LOSE  VALUE NO  BANK  GUARANTEE

8     AIM Bsic Balanced Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                        SHARES          VALUE
---------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-63.37%

ADVERTISING-3.19%

Interpublic Group of Cos., Inc. (The)(b)(c)            1,731,267    $   6,855,818
---------------------------------------------------------------------------------
Omnicom Group Inc.                                       468,137       12,602,248
=================================================================================
                                                                       19,458,066
=================================================================================


AEROSPACE & DEFENSE-0.25%

Honeywell International Inc.                              45,522        1,494,487
=================================================================================


APPAREL RETAIL-0.76%

Gap, Inc. (The)                                          345,944        4,632,190
=================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.11%

State Street Corp.                                       172,158        6,770,974
=================================================================================


BREWERS-1.83%

Molson Coors Brewing Co.-Class B                         227,846       11,146,226
=================================================================================


COMMUNICATIONS EQUIPMENT-1.06%

Nokia Oyj-ADR (Finland)                                  413,338        6,448,073
=================================================================================


COMPUTER HARDWARE-1.79%

Dell Inc.(c)                                           1,063,702       10,892,309
=================================================================================


CONSTRUCTION MATERIALS-1.15%

Cemex S.A.B. de C.V.-ADR (Mexico)(c)                     763,599        6,979,295
=================================================================================


CONSUMER FINANCE-2.91%

American Express Co.                                     485,946        9,014,298
---------------------------------------------------------------------------------
SLM Corp.(c)                                             975,821        8,684,807
=================================================================================
                                                                       17,699,105
=================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.00%

Western Union Co.                                        423,674        6,075,485
=================================================================================


DEPARTMENT STORES-1.61%

Kohl's Corp.(c)                                          270,637        9,797,060
=================================================================================


DIVERSIFIED CAPITAL MARKETS-1.26%

UBS AG (Switzerland)(b)(c)                               537,614        7,687,880
=================================================================================


EDUCATION SERVICES-1.00%

Apollo Group Inc.-Class A(c)                              79,750        6,110,445
=================================================================================


ELECTRONIC MANUFACTURING SERVICES-0.44%

Tyco Electronics Ltd.                                    166,818        2,704,120
=================================================================================


GENERAL MERCHANDISE STORES-1.83%

Target Corp.(b)                                          322,900       11,149,737
=================================================================================


HEALTH CARE DISTRIBUTORS-0.82%

Cardinal Health, Inc.                                    145,513        5,015,833
=================================================================================


HEALTH CARE EQUIPMENT-1.11%

Baxter International Inc.                                126,719        6,790,871
=================================================================================


HOME IMPROVEMENT RETAIL-1.88%

Home Depot, Inc. (The)                                   497,529       11,453,118
=================================================================================


HOUSEHOLD APPLIANCES-1.08%

Whirlpool Corp.(b)                                       158,500        6,553,975
=================================================================================


HUMAN RESOURCE & EMPLOYMENT
  SERVICES-2.52%

Robert Half International, Inc.(b)                       738,706       15,379,859
=================================================================================


INDUSTRIAL CONGLOMERATES-1.71%

General Electric Co.                                     276,422        4,478,036
---------------------------------------------------------------------------------
Tyco International Ltd.                                  275,389        5,948,403
=================================================================================
                                                                       10,426,439
=================================================================================


INDUSTRIAL MACHINERY-1.82%

Illinois Tool Works Inc.                                 316,343       11,087,822
=================================================================================


INVESTMENT BANKING & BROKERAGE-2.08%

Merrill Lynch & Co., Inc.                                358,227        4,169,762
---------------------------------------------------------------------------------
Morgan Stanley                                           531,695        8,528,388
=================================================================================
                                                                       12,698,150
=================================================================================


MANAGED HEALTH CARE-5.79%

Aetna Inc.                                               462,869       13,191,766
---------------------------------------------------------------------------------
UnitedHealth Group Inc.                                  829,181       22,056,215
=================================================================================
                                                                       35,247,981
=================================================================================


MOVIES & ENTERTAINMENT-0.77%

Walt Disney Co. (The)                                    206,529        4,686,143
=================================================================================


OIL & GAS DRILLING-0.30%

Transocean Ltd. (Switzerland)(c)                          38,392        1,814,022
=================================================================================


OIL & GAS EQUIPMENT & SERVICES-1.89%

Halliburton Co.                                          315,694        5,739,317
---------------------------------------------------------------------------------
Schlumberger Ltd.                                        136,364        5,772,288
=================================================================================
                                                                       11,511,605
=================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-4.04%

Bank of America Corp.                                    226,583        3,190,289
---------------------------------------------------------------------------------
Citigroup Inc.                                         1,182,983        7,937,816
---------------------------------------------------------------------------------
JPMorgan Chase & Co.                                     428,280       13,503,668
=================================================================================
                                                                       24,631,773
=================================================================================


PACKAGED FOODS & MEATS-0.92%

Unilever N.V. (Netherlands)                              229,843        5,596,169
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM BASIC BALANCED FUND

                                                        SHARES          VALUE
---------------------------------------------------------------------------------
PHARMACEUTICALS-1.59%

Sanofi-Aventis (France)(b)                               152,041    $   9,703,614
=================================================================================


PROPERTY & CASUALTY INSURANCE-0.70%

XL Capital Ltd.-Class A                                1,145,677        4,239,005
=================================================================================


PUBLISHING-1.37%

McGraw-Hill Cos., Inc. (The)                             360,859        8,368,320
=================================================================================


REGIONAL BANKS-0.64%

Fifth Third Bancorp(b)                                   472,023        3,898,910
=================================================================================


SEMICONDUCTOR EQUIPMENT-4.71%

ASML Holding N.V. (Netherlands)                        1,057,246       18,958,284
---------------------------------------------------------------------------------
KLA-Tencor Corp.(b)                                      446,011        9,718,580
=================================================================================
                                                                       28,676,864
=================================================================================


SEMICONDUCTORS-1.32%

Maxim Integrated Products, Inc.                          703,943        8,039,029
=================================================================================


SPECIALIZED FINANCE-2.44%

Moody's Corp.                                            739,034       14,847,193
=================================================================================


SYSTEMS SOFTWARE-2.65%

CA Inc.                                                  461,761        8,556,431
---------------------------------------------------------------------------------
Microsoft Corp.                                          389,240        7,566,826
=================================================================================
                                                                       16,123,257
=================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $555,413,729)                                            385,835,404
=================================================================================


                                                      PRINCIPAL
                                                        AMOUNT

BONDS & NOTES-18.28%

AEROSPACE & DEFENSE-0.38%

Systems 2001 Asset Trust LLC (United
  Kingdom)-Series 2001, Class G, Jr. Sec. Gtd.
  Notes, (INS-MBIA Insurance Corp.)
  6.66%, 09/15/13(d)(e)                              $ 2,346,608        2,323,142
=================================================================================


BROADCASTING-0.94%

Cox Enterprises, Inc.,
  Sr. Unsec. Notes,
  7.88%, 09/15/10(e)                                     645,000          624,991
---------------------------------------------------------------------------------
Time Warner Entertainment Co. L.P.,
  Sr. Unsec. Gtd. Notes,
  10.15%, 05/01/12                                     4,970,000        5,084,943
=================================================================================
                                                                        5,709,934
=================================================================================


CABLE & SATELLITE-0.37%

Comcast Holdings Corp.,
  Sr. Gtd. Sub. Notes,
  10.63%, 07/15/12                                     2,175,000        2,273,455
=================================================================================


CONSUMER FINANCE-0.92%

American Express Bank FSB,
  Sr. Unsec. Notes,
  5.50%, 04/16/13                                      1,150,000        1,097,657
---------------------------------------------------------------------------------
American Express Credit Corp.-Series C, Sr. Unsec.
  Floating Rate Medium-Term Notes,
  1.87%, 05/27/10(f)                                     820,000          760,983
---------------------------------------------------------------------------------
Capital One Capital III,
  Jr. Unsec. Gtd. Sub. Notes,
  7.69%, 08/15/36                                        900,000          382,500
---------------------------------------------------------------------------------
MBNA Capital-Series A, Jr. Unsec. Gtd. Sub. Trust
  Pfd. Capital Securities,
  8.28%, 12/01/26                                      1,492,000        1,201,768
---------------------------------------------------------------------------------
SLM Corp.,
  Sr. Unsec. Floating Rate Medium-Term Notes,
  2.10%, 03/16/09(e)(f)                                2,200,000        2,171,138
=================================================================================
                                                                        5,614,046
=================================================================================


DIVERSIFIED BANKS-2.04%

Bangkok Bank PCL (Hong Kong),
  Unsec. Sub. Notes,
  9.03%, 03/15/29 (Acquired 4/22/05; Cost
  $1,471,124)(e)                                       1,175,000          969,608
---------------------------------------------------------------------------------
BankAmerica Institutional-Series A, Jr. Unsec.
  Gtd. Sub. Trust Pfd. Capital Securities,
  8.07%, 12/31/26(e)                                   1,790,000        1,412,267
---------------------------------------------------------------------------------
BBVA International Preferred S.A. Unipersonal
  (Spain),
  Jr. Unsec. Gtd. Sub. Notes, 5.92%(g)                 2,730,000        1,102,717
---------------------------------------------------------------------------------
Centura Capital Trust I, Jr. Gtd. Sub. Trust Pfd.
  Capital Securities,
  8.85%, 06/01/27(e)                                   1,460,000        1,524,555
---------------------------------------------------------------------------------
Lloyds TSB Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.13%(f)(g)                                          4,010,000        2,148,710
---------------------------------------------------------------------------------
Mizuho Financial Group Cayman Ltd. (Cayman
  Islands),
  Jr. Unsec. Gtd. Sub. Second Tier Euro Bonds,
  8.38%(g)                                               550,000          526,312
---------------------------------------------------------------------------------
National Bank of Canada (Canada),
  Unsec. Sub. Floating Rate Euro Deb.,
  3.31%, 08/29/87(f)                                   1,580,000          829,500
---------------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Sr. Unsec. Sub. Floating Rate
  Euro Notes, 3.31%(f)(g)                              1,150,000          588,356
---------------------------------------------------------------------------------
RBS Capital Trust III, Unsec. Gtd. Sub. Trust Pfd.
  Global Notes, 5.51%(g)                               1,140,000          492,698
---------------------------------------------------------------------------------
Skandinaviska Enskilda Banken AB (Sweden),
  Jr. Unsec. Sub. Notes, 7.50%(e)(g)                     900,000          454,500
---------------------------------------------------------------------------------
Sovereign Bancorp Inc.,
  Sr. Unsec. Floating Rate Global Notes,
  2.46%, 03/01/09(f)                                   1,230,000        1,195,080
---------------------------------------------------------------------------------
Wachovia Capital Trust V, Jr. Unsec. Gtd. Sub.
  Trust Pfd. Capital Securities,
  7.97%, 06/01/27(e)                                   1,405,000        1,162,637
=================================================================================
                                                                       12,406,940
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM BASIC BALANCED FUND

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
---------------------------------------------------------------------------------
DIVERSIFIED CAPITAL MARKETS-0.08%

UBS AG (Switzerland),
  Sr. Unsec. Medium-Term Notes,
  5.75%, 04/25/18                                    $   520,000    $     475,767
=================================================================================


DIVERSIFIED METALS & MINING-0.09%

Reynolds Metals Co.,
  Sr. Unsec. Unsub. Medium-Term Notes,
  7.00%, 05/15/09                                        509,000          517,291
=================================================================================


HOMEBUILDING-0.47%

D.R. Horton Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  5.00%, 01/15/09                                      2,865,000        2,858,554
=================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-1.34%

Southwestern Bell Telephone L.P.,
  Sr. Unsec. Gtd. Unsub. Deb.,
  7.20%, 10/15/26                                      1,926,000        1,804,131
---------------------------------------------------------------------------------
Verizon New York Inc.,
  Sr. Unsec. Bonds,
  7.00%, 12/01/33                                      2,070,000        1,618,039
---------------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Sr. Unsec. Global
  Bonds,
  4.63%, 03/15/13                                      3,400,000        3,083,544
---------------------------------------------------------------------------------
Windstream Georgia Communications Corp.,
  Sr. Unsec. Deb.,
  6.50%, 11/15/13                                      1,678,000        1,627,778
=================================================================================
                                                                        8,133,492
=================================================================================


INTERNET RETAIL-0.13%

Expedia, Inc.,
  Sr. Unsec. Gtd. Putable Global Notes,
  7.46%, 08/15/18                                      1,065,000          777,450
=================================================================================


INVESTMENT BANKING & BROKERAGE-1.82%

Bear Stearns Cos. Inc. (The),
  Sr. Unsec. Unsub. Floating Rate Notes,
  4.90%, 07/19/10(f)                                   3,070,000        2,912,140
---------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The),
  Sr. Unsec. Global Notes,
  6.15%, 04/01/18                                        585,000          553,060
---------------------------------------------------------------------------------
  Unsec. Sub. Global Notes,
  6.75%, 10/01/37                                      1,700,000        1,407,139
---------------------------------------------------------------------------------
Jefferies Group, Inc.,
  Sr. Unsec. Notes,
  5.88%, 06/08/14                                      4,060,000        3,346,012
---------------------------------------------------------------------------------
  6.45%, 06/08/27                                        900,000          559,999
---------------------------------------------------------------------------------
Merrill Lynch & Co. Inc., Sr. Unsec. Medium-Term
  Notes,
  6.88%, 04/25/18                                        860,000          908,218
---------------------------------------------------------------------------------
Morgan Stanley-Series F, Sr. Unsec. Medium-Term
  Global Notes,
  5.95%, 12/28/17                                      1,660,000        1,418,143
=================================================================================
                                                                       11,104,711
=================================================================================


LIFE & HEALTH INSURANCE-0.63%

Prudential Financial, Inc.,
  Jr. Unsec. Sub. Global Notes,
  8.88%, 06/15/38                                      1,470,000          950,962
---------------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Sr. Sec. Bonds,
  (INS-Financial Security Assurance Inc.)
  7.25%, 12/18/23(d)(e)                                3,240,000        2,890,517
=================================================================================
                                                                        3,841,479
=================================================================================


MORTGAGE BACKED SECURITIES-0.44%

U.S. Bank N.A.,
  Sr. Unsec. Medium-Term Global Notes,
  5.92%, 05/25/12                                      2,518,513        2,653,516
=================================================================================


MOVIES & ENTERTAINMENT-0.09%

Time Warner Cable, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  6.75%, 07/01/18                                        590,000          569,214
=================================================================================


MULTI-LINE INSURANCE-0.07%

Liberty Mutual Group, Inc.,
  Jr. Gtd. Sub. Notes,
  10.75%, 06/15/58(e)                                    890,000          441,644
=================================================================================


MULTI-SECTOR HOLDINGS-0.27%

Capmark Financial Group, Inc.,
  Sr. Unsec. Gtd. Floating Rate Global Notes,
  3.04%, 05/10/10(f)                                   3,290,000        1,665,562
=================================================================================


MULTI-UTILITIES-0.38%

Dominion Resources Capital Trust I, Jr. Unsec.
  Gtd. Sub. Trust Pfd. Capital Securities,
  7.83%, 12/01/27                                      2,490,000        2,309,257
=================================================================================


OFFICE ELECTRONICS-0.13%

Xerox Corp.,
  Sr. Unsec. Notes,
  5.65%, 05/15/13                                      1,020,000          807,478
=================================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.00%

XTO Energy Inc.,
  Sr. Unsec. Unsub. Notes,
  5.75%, 12/15/13                                         20,000           19,381
=================================================================================


OIL & GAS REFINING & MARKETING-0.12%

Western Power Distribution Holdings Ltd. (United
  Kingdom),
  Sr. Unsec. Unsub. Notes,
  7.38%, 12/15/28(e)                                     900,000          716,684
=================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-1.96%

BankAmerica Capital III,
  Jr. Unsec. Gtd. Sub. Floating Rate Trust Pfd.
  Capital Securities,
  5.32%, 01/15/27(f)                                   2,210,000        1,190,194
---------------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Global Notes,
  6.50%, 08/19/13                                        140,000          141,680
---------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM BASIC BALANCED FUND

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
---------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

JPMorgan Chase & Co., Sr. Unsec. Notes,
  4.75%, 05/01/13                                    $ 1,280,000    $   1,288,664
---------------------------------------------------------------------------------
Lazard Group LLC,
  Sr. Unsec. Global Notes,
  6.85%, 06/15/17                                      1,270,000          807,206
---------------------------------------------------------------------------------
NB Capital Trust IV, Jr. Unsec. Gtd. Sub. Trust
  Pfd. Capital Securities,
  8.25%, 04/15/27                                      3,641,000        2,919,336
---------------------------------------------------------------------------------
North Fork Capital Trust II, Jr. Unsec. Gtd. Sub.
  Trust Pfd. Capital Pass Through Securities,
  8.00%, 12/15/27                                      1,100,000          739,453
---------------------------------------------------------------------------------
Old Mutual Capital Funding L.P. (United Kingdom),
  Unsec. Gtd. Sub. Euro Bonds, 8.00%(g)                2,320,000          954,100
---------------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico)-Series 1999-2, Class
  A1, Sr. Unsec. Global Bonds,
  9.69%, 08/15/09                                      1,551,000        1,562,525
---------------------------------------------------------------------------------
Regional Diversified Funding,
  Sr. Notes,
  9.25%, 03/15/30 (Acquired 09/22/04; Cost
  $3,504,605)(e)                                       2,962,222        1,244,133
---------------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands)-Class A-1a, Sr. Sec. Floating Rate
  Notes,
  3.87%, 01/25/36 (Acquired 03/21/05; Cost
  $596,454)(e)(f)                                        629,078          185,971
---------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate Pass
  Through Ctfs., 2.83% (Acquired 12/07/04-
  10/23/06; Cost $1,609,000)(e)(f)(g)                  1,610,000           18,113
---------------------------------------------------------------------------------
Two-Rock Pass-Through Trust (Bermuda), Floating
  Rate Pass Through Ctfs., 3.23% (Acquired
  11/10/06; Cost $1,596,882)(e)(f)(g)                  1,595,000           33,894
---------------------------------------------------------------------------------
Windsor Financing LLC,
  Sr. Sec. Gtd. Notes,
  5.88%, 07/15/17(e)                                     890,458          877,871
=================================================================================
                                                                       11,963,140
=================================================================================


PACKAGED FOODS & MEATS-0.26%

Kraft Foods Inc.,
  Sr. Unsec. Notes,
  6.13%, 08/23/18                                         60,000           59,945
---------------------------------------------------------------------------------
  6.88%, 01/26/39                                      1,485,000        1,525,602
=================================================================================
                                                                        1,585,547
=================================================================================


PAPER PRODUCTS-0.07%

International Paper Co.,
  Sr. Unsec. Unsub. Notes,
  5.13%, 11/15/12                                        540,000          456,337
=================================================================================


PROPERTY & CASUALTY INSURANCE-1.93%

Chubb Corp. (The),
  Sr. Notes,
  5.75%, 05/15/18                                        590,000          582,664
---------------------------------------------------------------------------------
First American Capital Trust I, Jr. Gtd. Sub.
  Trust Pfd. Capital Securities,
  8.50%, 04/15/12                                      4,705,000        4,830,420
---------------------------------------------------------------------------------
North Front Pass-Through Trust,
  Sec. Pass Through Ctfs., 5.81%, 12/15/24(e)          2,350,000        1,164,667
---------------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda),
  Unsec. Gtd. Bonds,
  8.00%, 09/15/34(e)                                   3,495,000        2,558,005
---------------------------------------------------------------------------------
Oil Insurance Ltd., Notes, 7.56%(e)(g)                 6,280,000        2,394,503
---------------------------------------------------------------------------------
QBE Insurance Group Ltd. (Australia),
  Sr. Unsec. Unsub. Bonds,
  9.75%, 03/14/14(e)                                     245,000          244,662
=================================================================================
                                                                       11,774,921
=================================================================================


REGIONAL BANKS-0.99%

Cullen/Frost Capital Trust I, Jr. Unsec. Gtd. Sub.
  Floating Rate Notes,
  3.75%, 03/01/34(f)                                   4,050,000        1,508,625
---------------------------------------------------------------------------------
PNC Capital Trust C, Jr. Unsec. Gtd. Sub. Floating
  Rate Trust Pfd. Capital Securities,
  2.77%, 06/01/28(f)                                   1,175,000          586,335
---------------------------------------------------------------------------------
Silicon Valley Bank,
  Unsec. Sub. Notes,
  6.05%, 06/01/17                                      2,020,000        1,633,141
---------------------------------------------------------------------------------
TCF National Bank, Sub. Notes,
  5.00%, 06/15/14                                      1,500,000        1,428,360
---------------------------------------------------------------------------------
US AgBank FCB-Series 1, Notes, 6.11% (Acquired
  03/15/07; Cost $1,405,000)(e)(g)                     1,405,000          871,100
=================================================================================
                                                                        6,027,561
=================================================================================


REINSURANCE-0.06%

Stingray Pass-Through Trust, Pass Through Ctfs.,
  5.90%, 01/12/15 (Acquired 01/07/05-07/19/07;
  Cost $2,927,640)(e)                                  3,000,000          367,500
=================================================================================


RESEARCH & CONSULTING SERVICES-0.50%

ERAC USA Finance Co.,
  Sr. Unsec. Gtd. Notes,
  7.00%, 10/15/37(e)                                   2,460,000        1,246,469
---------------------------------------------------------------------------------
  Unsec. Gtd. Notes,
  5.80%, 10/15/12(e)                                   2,240,000        1,784,892
=================================================================================
                                                                        3,031,361
=================================================================================


SPECIALIZED REIT'S-0.32%

HCP, Inc.,
  Sr. Unsec. Medium-Term Notes,
  6.70%, 01/30/18                                      1,680,000          770,076
---------------------------------------------------------------------------------
Health Care REIT Inc.,
  Sr. Unsec. Notes,
  5.88%, 05/15/15                                      1,905,000        1,165,641
=================================================================================
                                                                        1,935,717
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM BASIC BALANCED FUND

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
---------------------------------------------------------------------------------
SPECIALTY CHEMICALS-0.15%

Valspar Corp.,
  Sr. Unsec. Unsub. Notes,
  5.63%, 05/01/12                                    $   500,000    $     474,324
---------------------------------------------------------------------------------
  6.05%, 05/01/17                                        500,000          436,835
=================================================================================
                                                                          911,159
=================================================================================


STEEL-0.22%

United States Steel Corp.,
  Sr. Unsec. Notes,
  5.65%, 06/01/13                                      1,900,000        1,357,684
=================================================================================


TOBACCO-0.34%

Philip Morris International Inc.,
  Sr. Unsec. Unsub. Global Notes,
  5.65%, 05/16/18                                      2,050,000        2,047,660
=================================================================================


TRUCKING-0.39%

Stagecoach Transport Holdings PLC (The) (United
  Kingdom),
  Unsec. Unsub. Yankee Notes,
  8.63%, 11/15/09                                      2,300,000        2,377,886
=================================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.38%

Nextel Communications, Inc.-Series D, Sr. Unsec.
  Gtd. Notes,
  7.38%, 08/01/15                                      5,090,000        2,137,615
---------------------------------------------------------------------------------
Sprint Nextel Corp.,
  Sr. Unsec. Bonds,
  9.25%, 04/15/22                                        270,000          188,061
=================================================================================
                                                                        2,325,676
=================================================================================
     Total Bonds & Notes (Cost $156,074,508)                          111,381,146
=================================================================================



U.S. GOVERNMENT SPONSORED MORTGAGE-BACKED SECURITIES-15.10%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-7.03%

Pass Through Ctfs.,
  5.50%, 05/01/13 to 02/01/37                          1,721,808        1,773,582
---------------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32                          3,047,961        3,205,122
---------------------------------------------------------------------------------
  6.50%, 01/01/16 to 01/01/35                          1,959,064        2,038,774
---------------------------------------------------------------------------------
  6.00%, 03/01/17 to 01/01/34                          3,157,788        3,269,184
---------------------------------------------------------------------------------
  4.50%, 10/01/18                                        199,793          205,626
---------------------------------------------------------------------------------
  8.00%, 01/01/27                                        622,566          660,800
---------------------------------------------------------------------------------
  7.50%, 11/01/30 to 03/01/32                            268,222          284,634
---------------------------------------------------------------------------------
  5.00%, 10/01/33                                        242,804          248,768
---------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/38(h)(i)                                5,832,000        5,960,485
---------------------------------------------------------------------------------
  5.50%, 01/01/39(h)(i)                               24,584,000       25,164,035
=================================================================================
                                                                       42,811,010
=================================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-6.62%

Pass Through Ctfs.,
  8.50%, 03/01/10 to 01/01/23                             77,389           82,394
---------------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32                          2,006,200        2,135,814
---------------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32                          1,960,354        2,065,368
---------------------------------------------------------------------------------
  6.50%, 05/01/16 to 01/01/37                          1,168,255        1,219,454
---------------------------------------------------------------------------------
  5.00%, 11/01/17 to 11/01/18                          1,383,282        1,429,020
---------------------------------------------------------------------------------
  5.50%, 03/01/21 to 11/01/33                            208,839          214,628
---------------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30                            340,249          360,753
---------------------------------------------------------------------------------
  6.00%, 03/01/22 to 03/01/37                            150,339          154,864
---------------------------------------------------------------------------------
  8.50%, 10/01/28(j)                                     656,861          707,262
---------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 01/01/24 to 01/01/39(h)                       7,000,000        7,183,124
---------------------------------------------------------------------------------
  5.00%, 01/01/39(h)(i)                                8,000,000        8,168,752
---------------------------------------------------------------------------------
  6.00%, 01/01/39(h)                                  12,208,000       12,568,514
---------------------------------------------------------------------------------
  6.50%, 01/01/39(h)(i)                                  928,000          963,815
---------------------------------------------------------------------------------
  5.00%, 02/01/39(h)                                   3,000,000        3,053,907
=================================================================================
                                                                       40,307,669
=================================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)-1.45%

Pass Through Ctfs.,
  5.00%, 03/15/18                                      1,058,951        1,111,544
---------------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31                            328,404          349,413
---------------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32                            731,900          776,265
---------------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25                             84,082           90,258
---------------------------------------------------------------------------------
  6.00%, 03/15/29 to 10/15/33                            684,979          709,362
---------------------------------------------------------------------------------
  7.00%, 01/15/30 to 06/15/37                          2,454,838        2,563,464
---------------------------------------------------------------------------------
  6.50%, 03/15/31 to 02/15/37                          2,856,668        2,995,194
---------------------------------------------------------------------------------
  5.50%, 09/15/33 to 05/15/35                            255,978          264,410
=================================================================================
                                                                        8,859,910
=================================================================================
     Total U.S. Government Sponsored Mortgage-
       Backed Securities (Cost $91,395,936)                            91,978,589
=================================================================================


                                                        SHARES

PREFERRED STOCKS-4.33%

OFFICE SERVICES & SUPPLIES-1.64%

Pitney Bowes International Holdings Inc.,-Series
  D, 4.85% Pfd.(f)                                           102        9,987,234
=================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-2.55%

Auction Pass Through Trust,
  Series 2007-T2, Class A, 7.96% Pfd.
  (Acquired 12/14/07; Cost $12,525,000)(e)(f)                167       10,020,083
---------------------------------------------------------------------------------
  Series 2007-T3, Class A, 8.12% Pfd.
  (Acquired 10/22/07-02/22/08; Cost
  $8,250,000)(e)(f)                                          110        5,500,055
=================================================================================
                                                                       15,520,138
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM BASIC BALANCED FUND

                                                        SHARES          VALUE
---------------------------------------------------------------------------------
SPECIALIZED FINANCE-0.14%

Agfirst Farm Credit Bank-Class B, 6.59% Pfd.
  (Acquired 06/05/07; Cost $1,485,000)(e)              1,485,000    $     884,006
=================================================================================
     Total Preferred Stocks (Cost $32,093,737)                         26,391,378
=================================================================================


                                                      PRINCIPAL
                                                        AMOUNT

ASSET-BACKED SECURITIES-3.20%

COLLATERALIZED MORTGAGE OBLIGATIONS-3.20%

Accredited Mortgage Loan Trust-Series 2003-3,
  Class A3, Floating Rate Pass Through Ctfs.,
  0.85%, 01/25/34(f)                                 $   131,947           86,348
---------------------------------------------------------------------------------
Banc of America Mortgage Securities Inc.-Series
  2003-D, Class 2AI, Floating Rate Pass Through
  Ctfs.,
  5.14%, 05/25/33(f)                                     478,507          373,953
---------------------------------------------------------------------------------
Citicorp Lease Pass-Through Trust-Series 1999-1,
  Class A2, Pass Through Ctfs.,
  8.04%, 12/15/19(e)                                   6,085,000        5,741,423
---------------------------------------------------------------------------------
Countrywide Asset-Backed Ctfs.-Series 2004-6,
  Class 2A5, Floating Rate Pass Through Ctfs.,
  0.86%, 11/25/34(f)                                     427,519          304,297
---------------------------------------------------------------------------------
Countrywide Home Loan Mortgage Pass Through
  Trust-Series 2004-HYB7, Class 1A2, Pass Through
  Ctfs.,
  4.70%, 11/20/34(f)                                     839,933          445,579
---------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities
  Corp.,
  Series 2004-AR3, Class 5A1, Pass Through Ctfs.,
  4.81%, 04/25/34(f)                                     639,992          469,298
---------------------------------------------------------------------------------
  Series 2004-AR7, Class 2A1, Pass Through Ctfs.,
  4.61%, 11/25/34(f)                                     849,865          588,290
---------------------------------------------------------------------------------
  Series 2004-C4, Class A6, Pass Through Ctfs.,
  4.69%, 10/15/39                                      2,850,000        2,367,035
---------------------------------------------------------------------------------
GSR Mortgage Loan Trust-Series 2004-5, Class 2A1,
  Pass Through Ctfs.,
  4.51%, 05/25/34(f)                                     494,388          341,005
---------------------------------------------------------------------------------
Master Asset Securitization Trust-Series 2003-8,
  Class 1A1, Pass Through Ctfs.,
  5.50%, 09/25/33                                      2,467,746        2,189,993
---------------------------------------------------------------------------------
MLCC Mortgage Investors, Inc.-Series 2003-G, Class
  A1, Floating Rate Pass Through Ctfs.,
  0.79%, 01/25/29(f)                                     520,356          345,904
---------------------------------------------------------------------------------
Morgan Stanley Capital I-Series 2008-T29, Class
  A1, Pass Through Ctfs.,
  6.23%, 01/11/43                                      1,138,787        1,054,267
---------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust-Series 2004-
  6AR, Class 2A2, Pass Through Ctfs.,
  4.88%, 08/25/34(f)                                     366,915          196,915
---------------------------------------------------------------------------------
Nomura Asset Acceptance Corp.-Series 2005-AR1,
  Class 2A1, Floating Rate Pass Through Ctfs.,
  0.75%, 02/25/35(f)                                      74,866           36,735
---------------------------------------------------------------------------------
Option One Mortgage Securities Corp.-Series 2007-
  4A, Floating Rate Notes,
  0.57%, 04/25/12 (Acquired 05/11/07; Cost
  $1,103,678)(e)(f)                                      839,196          503,518
---------------------------------------------------------------------------------
Specialty Underwriting & Residential
  Finance-Series 2003-BC3, Class A, Floating Rate
  Pass Through Ctfs.,
  0.82%, 08/25/34(f)                                       8,370            3,451
---------------------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan Trust,
  Series 2004-3AC, Class A1, Floating Rate Pass
  Through Ctfs.,
  4.98%, 03/25/34(f)                                     841,216          524,038
---------------------------------------------------------------------------------
  Series 2005-1, Class 1A1, Pass Through Ctfs.,
  5.15%, 02/25/35(f)                                     369,442          171,177
---------------------------------------------------------------------------------
Structured Asset Securities Corp.,
  Series 2003-37A, Class 7A, Pass Through Ctfs.,
  5.87%, 12/25/33(f)                                     230,668          197,635
---------------------------------------------------------------------------------
  Series 2004-2AC, Class A1, Floating Rate Pass
  Through Ctfs.,
  5.32%, 02/25/34(f)                                   1,519,998          927,756
---------------------------------------------------------------------------------
  Series 2007-OSI, Class A2, Floating Rate Pass
  Through Ctfs.,
  0.56%, 06/25/37(f)                                   1,959,365        1,565,695
---------------------------------------------------------------------------------
Vanderbilt Mortgage Finance-Series 2002-B, Class
  A4, Pass Through Ctfs.,
  5.84%, 02/07/26                                      1,138,629        1,054,007
=================================================================================
     Total Asset-Backed Securities (Cost
       $25,055,253)                                                    19,488,319
=================================================================================


U.S. TREASURY NOTES-0.48%

  3.50%, 08/15/09                                        550,000          560,785
---------------------------------------------------------------------------------
  3.25%, 12/31/09(k)                                   2,300,000        2,365,766
=================================================================================
     Total U.S. Treasury Notes (Cost $2,900,078)                        2,926,551
=================================================================================


MUNICIPAL OBLIGATIONS-0.47%

Detroit (City of), Michigan; Series 2005 A-1,
  Taxable Capital Improvement Limited Tax GO,
  (INS-Ambac Assurance Corp.)
  4.96%, 04/01/20(d)                                   1,550,000        1,135,515
---------------------------------------------------------------------------------
Industry (City of), California Urban Development
  Agency (Project No. 3); Series 2003, Taxable
  Allocation RB, (INS-MBIA Insurance Corp.)
  6.10%, 05/01/24(d)                                   2,060,000        1,756,335
=================================================================================
     Total Municipal Obligations (Cost $3,662,669)                      2,891,850
=================================================================================



U.S. GOVERNMENT SPONSORED AGENCY SECURITIES-0.38%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-0.05%

Sr. Unsec. Floating Rate Global Notes,
  6.08%, 02/17/09(f)(k)                                  300,000          300,000
=================================================================================


STUDENT LOAN MARKETING ASSOCIATION-0.33%

Series A, Sr. Unsec. Unsub. Medium-Term Notes,
  4.00%, 01/15/09                                      2,000,000        1,997,062
=================================================================================
     Total U.S. Government Sponsored Agency
       Securities (Cost $2,297,062)                                     2,297,062
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM BASIC BALANCED FUND

                                                        SHARES          VALUE
---------------------------------------------------------------------------------

MONEY MARKET FUNDS-4.81%

Liquid Assets Portfolio-Institutional Class(l)        14,660,792    $  14,660,792
---------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(l)              14,660,792       14,660,792
=================================================================================
     Total Money Market Funds (Cost $29,321,584)                       29,321,584
=================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-110.39% (Cost $898,214,556)                                   672,511,883


INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-6.75%

Liquid Assets Portfolio-Institutional Class (Cost
  $41,114,556)(l)(m)                                  41,114,556       41,114,556
=================================================================================
TOTAL INVESTMENTS-117.14% (Cost $939,329,112)                         713,626,439
=================================================================================
OTHER ASSETS LESS LIABILITIES-(17.14)%                               (104,443,931)
=================================================================================
NET ASSETS-100.00%                                                  $ 609,182,508
=================================================================================



Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
INS     - Insurer
Jr.     - Junior
Pfd.    - Preferred
RB      - Revenue Bonds
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d) Principal and/or interest payments are secured by the bond insurance company listed.
(e) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2008 was $49,088,414, which represented 8.06% of the Fund's Net Assets.
(f) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2008.
(g)   Perpetual bond with no specified maturity date.
(h)   Security purchased on forward commitment basis.
(i)   This security is subject to dollar roll transactions. See Note 1I.
(j) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 8.
(k) A portion of the principal balance was pledged as collateral for open credit default swap contracts. See Note 1N and Note 9.
(l) The money market fund and the Fund are affiliated by having the same investment advisor.
(m) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM BASIC BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost $868,892,972)*                          $  643,190,299
----------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost         70,436,140
==================================================================================
     Total investments (Cost $939,329,112)                             713,626,439
==================================================================================
Cash                                                                       155,834
----------------------------------------------------------------------------------
Foreign currencies, at value (Cost $245,796)                               255,825
----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                          53,268
----------------------------------------------------------------------------------
  Fund shares sold                                                         444,546
----------------------------------------------------------------------------------
  Dividends and Interest                                                 3,019,474
----------------------------------------------------------------------------------
Premiums paid on swap agreements                                         1,936,157
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          239,472
----------------------------------------------------------------------------------
Other assets                                                                69,472
==================================================================================
     Total assets                                                      719,800,487
==================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                 62,591,883
----------------------------------------------------------------------------------
  Credit default swap contracts close-out                                2,509,126
----------------------------------------------------------------------------------
  Fund shares reacquired                                                 1,881,577
----------------------------------------------------------------------------------
  Dividends                                                                200,833
----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                           41,114,556
----------------------------------------------------------------------------------
  Variation margin                                                           3,688
----------------------------------------------------------------------------------
  Accrued fees to affiliates                                               538,365
----------------------------------------------------------------------------------
  Accrued other operating expenses                                          18,295
----------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                         461,928
----------------------------------------------------------------------------------
Unrealized depreciation on swap agreements                               1,297,728
==================================================================================
     Total liabilities                                                 110,617,979
==================================================================================
Net assets applicable to shares outstanding                         $  609,182,508
==================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $1,399,275,052
----------------------------------------------------------------------------------
Undistributed net investment income                                       (571,025)
----------------------------------------------------------------------------------
Undistributed net realized gain (loss)                                (562,519,519)
----------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                                (227,002,000)
==================================================================================
                                                                    $  609,182,508
==================================================================================



NET ASSETS:

Class A                                                             $  351,046,023
==================================================================================
Class B                                                             $   78,959,149
==================================================================================
Class C                                                             $   61,102,369
==================================================================================
Class R                                                             $    5,090,018
==================================================================================
Class Y                                                             $      586,535
==================================================================================
Investor Class                                                      $  112,077,314
==================================================================================
Institutional Class                                                 $      321,100
==================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                 44,823,071
==================================================================================
Class B                                                                 10,102,185
==================================================================================
Class C                                                                  7,811,684
==================================================================================
Class R                                                                    650,304
==================================================================================
Class Y                                                                     74,927
==================================================================================
Investor Class                                                          14,313,457
==================================================================================
Institutional Class                                                         41,058
==================================================================================
Class A:
  Net asset value per share                                         $         7.83
----------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $7.83 divided by 94.50%)                   $         8.29
==================================================================================
Class B:
  Net asset value and offering price per share                      $         7.82
==================================================================================
Class C:
  Net asset value and offering price per share                      $         7.82
==================================================================================
Class R:
  Net asset value and offering price per share                      $         7.83
==================================================================================
Class Y:
  Net asset value and offering price per share                      $         7.83
==================================================================================
Investor Class:
  Net asset value and offering price per share                      $         7.83
==================================================================================
Institutional Class:
  Net asset value and offering price per share                      $         7.82
==================================================================================



* At December 31, 2008, securities with an aggregate value of $41,121,179 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM BASIC BALANCED FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Interest                                                                           $  23,978,639
------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $143,191)                              14,708,703
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $418,419)                                                                           727,320
================================================================================================
     Total investment income                                                          39,414,662
================================================================================================


EXPENSES:

Advisory fees                                                                          5,081,209
------------------------------------------------------------------------------------------------
Administrative services fees                                                             275,763
------------------------------------------------------------------------------------------------
Custodian fees                                                                           111,975
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              1,327,751
------------------------------------------------------------------------------------------------
  Class B                                                                              1,576,706
------------------------------------------------------------------------------------------------
  Class C                                                                              1,001,545
------------------------------------------------------------------------------------------------
  Class R                                                                                 38,085
------------------------------------------------------------------------------------------------
  Investor Class                                                                         435,194
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                      3,026,019
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                         481
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 47,410
------------------------------------------------------------------------------------------------
Other                                                                                    659,975
================================================================================================
     Total expenses                                                                   13,582,113
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (85,250)
================================================================================================
     Net expenses                                                                     13,496,863
================================================================================================
Net investment income                                                                 25,917,799
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(1,376,516))                                                     (76,147,206)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     110,543
------------------------------------------------------------------------------------------------
  Futures contracts                                                                      793,458
------------------------------------------------------------------------------------------------
  Swap agreements                                                                     (7,309,795)
================================================================================================
                                                                                     (82,553,000)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (380,283,719)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      10,049
------------------------------------------------------------------------------------------------
  Futures contracts                                                                      (31,570)
------------------------------------------------------------------------------------------------
  Swap agreements                                                                      1,363,231
================================================================================================
                                                                                    (378,942,009)
================================================================================================
Net realized and unrealized gain (loss)                                             (461,495,009)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(435,577,210)
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM BASIC BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   25,917,799    $   28,283,719
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (82,553,000)      125,472,988
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (378,942,009)     (114,162,205)
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (435,577,210)       39,594,502
===========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                     (17,639,389)      (17,116,265)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                      (3,709,880)       (4,563,714)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (2,528,530)       (2,316,568)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                        (240,312)         (178,636)
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                          (9,099)               --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                               (5,733,410)       (6,039,341)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                             (15,857)         (102,908)
===========================================================================================================
     Total distributions from net investment income                           (29,876,477)      (30,317,432)
===========================================================================================================
Share transactions-net:
  Class A                                                                     (68,034,482)     (114,679,639)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (91,214,950)     (120,698,935)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                     (24,174,236)      (31,327,601)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      (2,106,835)        3,699,698
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                         717,148                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                              (30,301,669)      (63,494,189)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (5,993,765)        6,717,170
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (221,108,789)     (319,783,496)
===========================================================================================================
     Net increase (decrease) in net assets                                   (686,562,476)     (310,506,426)
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,295,744,984     1,606,251,410
===========================================================================================================
  End of year (includes undistributed net investment income of
     $(571,025) and $(114,017), respectively)                              $  609,182,508    $1,295,744,984
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM BASIC BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital and current income.

  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


19        AIM BASIC BALANCED FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

        In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.


20        AIM BASIC BALANCED FUND

        Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.

        At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

        Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.


21        AIM BASIC BALANCED FUND

        Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

        A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.

        Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

        Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain
      (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain
      (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

O. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $150 million                                           0.65%
-------------------------------------------------------------------
Next $1.85 billion                                           0.50%
-------------------------------------------------------------------
Next $2 billion                                              0.45%
-------------------------------------------------------------------
Next $2 billion                                              0.40%
-------------------------------------------------------------------
Next $2 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $13,864.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $5,756.


22        AIM BASIC BALANCED FUND

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $63,486 in front-end sales commissions from the sale of Class A shares and $0, $189,978, $5,323 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                INVESTMENTS IN         OTHER
INPUT LEVEL                       SECURITIES       INVESTMENTS*
---------------------------------------------------------------
Level 1                          $422,013,476       $   (11,627)
---------------------------------------------------------------
Level 2                           290,368,830        (1,297,728)
---------------------------------------------------------------
Level 3                             1,244,133                --
===============================================================
                                 $713,626,439       $(1,309,355)
===============================================================




* Other investments include futures and swap contracts, which are included at unrealized appreciation/(depreciation).

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $7,796,235 and securities sales of $11,555,862, which resulted in net realized gains (losses) of $(1,376,516).


23        AIM BASIC BALANCED FUND

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $65,630.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $5,943 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--FUTURES CONTRACTS AT PERIOD-END


                                                  OPEN FUTURES CONTRACTS
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                        NUMBER OF          MONTH/                           APPRECIATION
CONTRACT                                                CONTRACTS        COMMITMENT           VALUE        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                  17         March-2009/Long     $ 2,023,930        $ 14,704
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                 14         March-2009/Long       1,760,500          (6,188)
=========================================================================================================================
  Subtotal                                                                                 $ 3,784,430        $  8,516
=========================================================================================================================
U.S. Treasury Long Bonds                                     8        March-2009/Short     $(1,104,375)       $(20,143)
=========================================================================================================================
  Total Futures Contracts                                                                                     $(11,627)
=========================================================================================================================



NOTE 9--CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD-END


                                             OPEN CREDIT DEFAULT SWAP AGREEMENTS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET VALUE
                                                                                                    NOTIONAL    UNREALIZED
                                            BUY/SELL   (PAY)/RECEIVE  EXPIRATION       IMPLIED       AMOUNT    APPRECIATION
REFERENCE ENTITY            COUNTERPARTY   PROTECTION    FIXED RATE      DATE     CREDIT SPREAD(a)    (000)   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
                            Merrill Lynch
Assured Guaranty Corp.      International     Sell          5.00%      03/20/09         34.67%       $ 2,645    $  (161,902)
----------------------------------------------------------------------------------------------------------------------------
iStar Financial Inc.               UBS AG     Sell          5.00%(b)   03/20/09        132.46%         2,470       (514,525)
============================================================================================================================
     Subtotal                                                                                        $ 5,115    $  (676,427)
============================================================================================================================
CDX North America
  Investment Grade
  Index -- Series 11       Morgan Stanley      Buy         (1.50)%(c)  12/20/13          1.95%        45,000       (411,156)
----------------------------------------------------------------------------------------------------------------------------
CDX North America
  Investment Grade
  Index -- Series 11               UBS AG      Buy         (1.50)%(d)  12/20/13          1.95%        23,000       (210,145)
============================================================================================================================
     Subtotal                                                                                        $68,000    $  (621,301)
============================================================================================================================
     Total Credit Default Swap Agreements                                                                       $(1,297,728)
============================================================================================================================



(a) Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an

24        AIM BASIC BALANCED FUND
     improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
(b)  Unamortized premium at period-end of $43,218.
(c)  Unamortized discount at period-end of $669,494.
(d)  Unamortized discount at period-end of $1,309,881.

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $29,876,477     $30,317,432
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $    1,351,590
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (240,029,322)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                        (1,287,700)
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (448,617)
-------------------------------------------------------------------------------------------------
Post-October deferrals                                                                 (1,706,650)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (547,971,845)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,399,275,052
=================================================================================================
Total net assets                                                                   $  609,182,508
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2009                                                                  $473,602,063
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                    74,369,782
===============================================================================================
Total capital loss carryforward                                                    $547,971,845
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $469,953,653 and $719,998,178, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  23,529,733
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (263,559,055)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(240,029,322)
================================================================================================
Cost of investments for tax purposes is $953,655,761.


NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premium amortization and swap agreements, on December 31, 2008, undistributed net investment income was increased by $3,501,670, undistributed net realized gain
(loss) was decreased by $1,917,621 and shares of beneficial interest decreased by $1,584,049. This reclassification had no effect on the net assets of the Fund.


25        AIM BASIC BALANCED FUND

NOTE 13--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------
                                                                      2008(a)                             2007
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    3,151,136     $  34,378,431       4,209,506     $  57,162,509
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      860,761         9,483,004       1,194,220        16,151,409
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      604,814         6,615,109         732,151         9,919,539
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                      252,311         2,873,158         406,529         5,464,024
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    74,805           716,446              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             1,467,355        15,341,044       1,868,750        25,391,431
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           15,500           191,503         518,506         7,064,137
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    1,650,716        16,477,781       1,194,081        16,101,260
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      350,099         3,508,213         317,627         4,272,152
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      231,834         2,286,849         156,224         2,102,325
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                       24,373           240,303          13,284           178,433
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     1,147             8,725              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               549,019         5,495,664         430,071         5,801,012
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            1,618            15,857           7,675           102,643
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                    4,957,172        55,310,388       4,288,570        58,188,297
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (4,988,510)      (55,310,388)     (4,301,053)      (58,188,297)
==========================================================================================================================
Reacquired:
  Class A(b)                                               (15,949,696)     (174,201,082)    (18,111,387)     (246,131,705)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (4,328,199)      (48,895,779)     (6,118,316)      (82,934,199)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (3,080,195)      (33,076,194)     (3,194,289)      (43,349,465)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (452,969)       (5,220,296)       (143,706)       (1,942,759)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    (1,025)           (8,023)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                         (4,805,049)      (51,138,377)     (6,962,193)      (94,686,632)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (480,349)       (6,201,125)        (33,081)         (449,610)
==========================================================================================================================
     Net decrease in share activity                        (19,893,332)    $(221,108,789)    (23,526,831)    $(319,783,496)
==========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 8% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:


     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      73,651      $ 705,581
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (67,736)      (648,909)
     --------------------------------------------------------------------------------------------------
     Investor Class                                                               (5,915)       (56,672)
     --------------------------------------------------------------------------------------------------



NOTE 14--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.


26        AIM BASIC BALANCED FUND

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $13.27      $0.32(c)     $(5.38)      $(5.06)     $(0.38)       $   --         $(0.38)
Year ended 12/31/07                13.26       0.29(c)       0.04         0.33       (0.32)           --          (0.32)
Year ended 12/31/06                12.25       0.24(c)       1.05         1.29       (0.28)           --          (0.28)
Year ended 12/31/05                11.86       0.16          0.41         0.57       (0.18)           --          (0.18)
Year ended 12/31/04                11.50       0.08          0.71         0.79       (0.10)        (0.33)         (0.43)
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                13.24       0.24(c)      (5.37)       (5.13)      (0.29)           --          (0.29)
Year ended 12/31/07                13.23       0.19(c)       0.04         0.23       (0.22)           --          (0.22)
Year ended 12/31/06                12.22       0.15(c)       1.04         1.19       (0.18)           --          (0.18)
Year ended 12/31/05                11.84       0.08          0.40         0.48       (0.10)           --          (0.10)
Year ended 12/31/04                11.49       0.01          0.69         0.70       (0.02)        (0.33)         (0.35)
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                13.25       0.24(c)      (5.38)       (5.14)      (0.29)           --          (0.29)
Year ended 12/31/07                13.24       0.19(c)       0.04         0.23       (0.22)           --          (0.22)
Year ended 12/31/06                12.23       0.15(c)       1.04         1.19       (0.18)           --          (0.18)
Year ended 12/31/05                11.85       0.08          0.40         0.48       (0.10)           --          (0.10)
Year ended 12/31/04                11.49       0.01          0.70         0.71       (0.02)        (0.33)         (0.35)
--------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                13.26       0.29(c)      (5.37)       (5.08)      (0.35)           --          (0.35)
Year ended 12/31/07                13.25       0.26(c)       0.04         0.30       (0.29)           --          (0.29)
Year ended 12/31/06                12.24       0.21(c)       1.05         1.26       (0.25)           --          (0.25)
Year ended 12/31/05                11.87       0.13          0.40         0.53       (0.16)           --          (0.16)
Year ended 12/31/04(e)             11.61       0.05          0.60         0.65       (0.06)        (0.33)         (0.39)
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)              9.58       0.06(c)      (1.69)       (1.63)      (0.12)           --          (0.12)
--------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 12/31/08                13.27       0.32(c)      (5.38)       (5.06)      (0.38)           --          (0.38)
Year ended 12/31/07                13.26       0.29(c)       0.04         0.33       (0.32)           --          (0.32)
Year ended 12/31/06                12.25       0.24(c)       1.05         1.29       (0.28)           --          (0.28)
Year ended 12/31/05(e)             11.97       0.09          0.30         0.39       (0.11)           --          (0.11)
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                13.26       0.37(c)      (5.38)       (5.01)      (0.43)           --          (0.43)
Year ended 12/31/07                13.25       0.34(c)       0.04         0.38       (0.37)           --          (0.37)
Year ended 12/31/06                12.24       0.30(c)       1.05         1.35       (0.34)           --          (0.34)
Year ended 12/31/05                11.86       0.22          0.40         0.62       (0.24)           --          (0.24)
Year ended 12/31/04(e)             11.61       0.10          0.61         0.71       (0.13)        (0.33)         (0.46)
==========================================================================================================================

                                                                                            RATIO OF
                                                                           RATIO OF         EXPENSES
                                                                           EXPENSES      TO AVERAGE NET
                                                                          TO AVERAGE     ASSETS WITHOUT  RATIO OF NET
                                                                          NET ASSETS       FEE WAIVERS    INVESTMENT
                                 NET ASSET               NET ASSETS,   WITH FEE WAIVERS      AND/OR         INCOME
                                VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES     EXPENSES      TO AVERAGE    PORTFOLIO
                                 OF PERIOD  RETURN(a)  (000S OMITTED)      ABSORBED         ABSORBED      NET ASSETS   TURNOVER(b)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $ 7.83      (38.72)%    $351,046           1.20%(d)         1.20%(d)       2.86%(d)       50%
Year ended 12/31/07                13.27        2.46       676,945           1.08             1.08           2.14           44
Year ended 12/31/06                13.26       10.67       788,003           1.14             1.14           1.93           38
Year ended 12/31/05                12.25        4.85       817,588           1.14             1.14           1.59           90
Year ended 12/31/04                11.86        6.89        68,951           1.47             1.49           0.73           64
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                 7.82      (39.14)       78,959           1.95(d)          1.95(d)        2.11(d)        50
Year ended 12/31/07                13.24        1.69       241,041           1.83             1.83           1.39           44
Year ended 12/31/06                13.23        9.86       358,655           1.89             1.89           1.18           38
Year ended 12/31/05                12.22        4.04       517,032           1.88             1.88           0.85           90
Year ended 12/31/04                11.84        6.12        79,968           2.12             2.14           0.08           64
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                 7.82      (39.18)       61,102           1.95(d)          1.95(d)        2.11(d)        50
Year ended 12/31/07                13.25        1.69       133,222           1.83             1.83           1.39           44
Year ended 12/31/06                13.24        9.86       163,630           1.89             1.89           1.18           38
Year ended 12/31/05                12.23        4.04       194,027           1.88             1.88           0.85           90
Year ended 12/31/04                11.85        6.21        27,729           2.12             2.14           0.08           64
----------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                 7.83      (38.83)        5,090           1.45(d)          1.45(d)        2.61(d)        50
Year ended 12/31/07                13.26        2.20        10,959           1.33             1.33           1.89           44
Year ended 12/31/06                13.25       10.40         7,293           1.39             1.39           1.68           38
Year ended 12/31/05                12.24        4.47         6,684           1.38             1.38           1.35           90
Year ended 12/31/04(e)             11.87        5.68            19           1.62(f)          1.64(f)        0.58(f)        64
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)              7.83      (16.96)          587           1.11(d)(f)       1.11(d)(f)     2.95(d)(f)     50
----------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 12/31/08                 7.83      (38.72)      112,077           1.20(d)          1.20(d)        2.86(d)        50
Year ended 12/31/07                13.27        2.46       226,893           1.08             1.08           2.14           44
Year ended 12/31/06                13.26       10.67       288,522           1.14             1.14           1.93           38
Year ended 12/31/05(e)             12.25        3.28       344,015           1.10(f)          1.10(f)        1.63(f)        90
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                 7.82      (38.44)          321           0.73(d)          0.73(d)        3.33(d)        50
Year ended 12/31/07                13.26        2.89         6,685           0.69             0.69           2.53           44
Year ended 12/31/06                13.25       11.22           149           0.68             0.68           2.39           38
Year ended 12/31/05                12.24        5.28            34           0.67             0.67           2.06           90
Year ended 12/31/04(e)             11.86        6.15            11           0.93(f)          0.95(f)        1.27(f)        64
==================================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $531,101, $157,671, $100,155, $7,617, $592, $174,078 and $481 for Class A, Class B,
     Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e) Commencement date of April 30, 2004, October 3, 2008, July 15, 2005 and April 30, 2004 for Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(f)  Annualized.


27        AIM BASIC BALANCED FUND

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


  On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



28        AIM BASIC BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Funds Group and Shareholders of AIM Basic Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas



29        AIM BASIC BALANCED FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $696.10        $5.50       $1,018.65       $ 6.55       1.29%
---------------------------------------------------------------------------------------------------
        B            1,000.00        694.20         8.69        1,014.88        10.33       2.04
---------------------------------------------------------------------------------------------------
        C            1,000.00        693.60         8.68        1,014.88        10.33       2.04
---------------------------------------------------------------------------------------------------
        R            1,000.00        695.80         6.56        1,017.39         7.81       1.54
---------------------------------------------------------------------------------------------------
        Y            1,000.00        830.40         2.50        1,019.56         5.63       1.11
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        696.10         5.50        1,018.65         6.55       1.29
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


30        AIM BASIC BALANCED FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $697.80        $3.37       $1,021.17       $4.01        0.79%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM BASIC BALANCED FUND

Supplement to Annual Report dated 12/31/08

AIM BASIC BALANCED FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception    -0.91%
5 Years      - .46
1 Year      -38.44

Institutional Class shares' inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares' inception date is September 28, 2001.

      Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.69%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

NASDAQ SYMBOL   BBLIX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   BBA-INS-1  Invesco Aim Distributors, Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                            39.00%
     Corporate Dividends Received Deduction*               32.86%
     U.S. Treasury Obligations*                             0.25%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 44.24%, 45.13%, 48.57%, and 46.03%, respectively.


31        AIM BASIC BALANCED FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1987          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1992          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




32        AIM BASIC BALANCED FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1992          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






33        AIM BASIC BALANCED FUND

[GO PAPERLESS GRAPHIC]

Go Paperless with eDelivery

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

- environmentally friendly. Go green by reducing the number of trees used to produce paper.

- economical. Help reduce your fund's printing and delivery expenses and put more capital back in your fund's returns.

- efficient. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

- easy. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

      It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

[INVESCO AIM LOGO]
- service mark -

             invescoaim.com    BBA-AR-1      Invesco Aim Distributors, Inc.

[INVESCO AIM                  AIM EUROPEAN SMALL COMPANY FUND
-SERVICE MARK-                Annual Report to Shareholders # December 31, 2008

                                                [MOUNTAIN GRAPHIC]

                        2     Letters to Shareholders
                        4     Performance Summary
                        4     Management Discussion
                        6     Long-Term Fund Performance
                        8     Supplemental Information
                        9     Schedule of Investments
                        11    Financial Statements
                        14    Notes to Financial Statements
                        20    Financial Highlights
                        22    Auditor's Report
                        23    Fund Expenses
                        24    Tax Information
                        25    Trustees and Officers

[PHOTO OF TAYLOR]

PHILIP TAYLOR

Dear Shareholder:

In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

MARKET OVERVIEW

At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

      In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

      In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

       As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

      # INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

      # DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

      # STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

      A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

      It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

      While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

      If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

      Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

1     U.S. Federal Reserve;

2     Bureau of Labor Statistics;

3     FactSet Research;

4     Wall Street Journal

2 AIM EUROPEAN SMALL COMPANY FUND

[PHOTO OF CROCKETT]

BRUCE CROCKETT

Dear Fellow Shareholders:

Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

      In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

      A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

      Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

      As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

      While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM EUROPEAN SMALL COMPANY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

Global equity markets were turbulent throughout 2008. Most markets registered double-digit losses+ as global growth slowed and a number of financial institutions worldwide fell victim to the broadening credit crisis. Within this environment, investors' risk-averse nature caused them to shun smaller capitalization companies.

      AIM European Small Company Fund Class A shares at net asset value (NAV) modestly outperformed the Fund's style-specific index but underperformed the broad market index.+ Favorable stock selection in the U.K. gave the Fund at NAV a competitive edge over the style-specific index. However, our focus on European smaller cap stocks, which were harder hit over the period, detracted from performance versus the large cap-oriented, developed-market MSCI EAFE Index.

       Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                    -52.80%
Class B Shares                                                    -53.09
Class C Shares                                                    -53.15
Class Y Shares*                                                   -52.76
MSCI EAFE Index+ (Broad Market Index)                             -43.38
MSCI Europe Small Cap Index+(Style-Specific Index)                -54.24
+Lipper European Funds Index+(Peer Group Index)                   -47.79

+     Lipper Inc.

* Share class incepted during the Fiscal year. See page 7 for a detailed explanation of Fund performance.

HOW WE INVEST

When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above-average earnings growth but whose stock prices do not fully reflect these attributes.

      We select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.

      We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:

#     A company's fundamentals deteriorate, or it posts disappointing earnings.

#     A stock's price seems overvalued.

#     A more attractive opportunity becomes available.

MARKET CONDITIONS AND YOUR FUND

It was a very difficult year for financial markets. During the year, the banking system came under extreme pressure with a number of major banks facing insolvency. Although global equity prices have shown signs of recovery from their mid-October depressed lows, the world's major stock markets finished the calendar year in negative territory, with losses of over 50% in most markets.(1)

      European equities ended the period at one of their lowest levels since 2005,(1) as the severity of the banking crisis heightened further at the end of one of the most turbulent years in financial market history. Governments and central banks in Europe and the U.S. found themselves bailing out banks, shoring up depositors' confidence in their savings accounts and pumping liquidity into the financial system as the fallout from the financial crisis spread. As credit is the grease of the broader economic machine, economies across Europe, as well as globally, slowed significantly as we moved through the year. Investor sentiment remained fragile as weak corporate earnings news offered little support to equity markets.

      AIM European Small Company Fund did not emerge unscathed from the financial carnage of 2008, ending the year with a double-digit decline. As unprecedented problems in the financials sector unfolded, and eventually spread to every nook and cranny of economic life, share prices of smaller capitalization companies came under immense pressure -- even more so than their large-cap counterparts. Hedge funds were forced to liquidate positions, often within very short time periods. This fight to liquidity and safety negatively affected the returns of small- and

PORTFOLIO COMPOSITION
By sector

Industrials                                                      43.1%
Consumer Discretionary                                           23.2
Financials                                                        9.9
Materials                                                         8.6
Information Technology                                            5.5
Consumer Staples                                                  4.5
Energy                                                            2.2
Health Care                                                       1.5
Money Market Funds Plus
Other Assets Less Liabilities                                     1.5

TOP FIVE COUNTRIES*

1. United Kingdom                                                30.8%
2. Switzerland                                                   17.1
3. Germany                                                       14.6
4. Ireland                                                        7.8
5. Greece                                                         6.1

Total Net Assets                                                 $ 107.0 million
Total Number of Holdings*                                                     47

TOP 10 EQUITY HOLDINGS*

1. Fuchs Petrolub AG-Pfd.                                        5.4%
2. Mobilezone Holding A.G.                                       4.3
3. Paddy Power PLC                                               4.0
4. Schweiter AG                                                  4.0
5. Homeserve PLC                                                 3.9
6. Takkt AG                                                      3.8
7. Mitie Group PLC                                               3.6
8. Lancashire Holdings Ltd.                                      3.5
9. Ultra Electronics Holdings PLC                                3.3
10. Kier Group PLC                                               3.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*     Excluding money market fund holdings.

4 AIM EUROPEAN SMALL COMPANY FUND
mid-cap stocks, and was reflected in the Fund's absolute results. An already difficult situation was exacerbated by a surprise strengthening of the U.S. dollar. Relative results were modestly better. Class A shares of the Fund at net asset value held up better than the style-specific benchmark, the MSCI Europe Small Cap Index, by 1.44%.(1) Stock selection in the U.K. and a modest cash exposure in a declining market were drivers of this relative result. However, it is challenging to claim success from an absolute return perspective in the midst of this severe bear market.

      No country or sector escaped the downturn during 2008, and our investments were unable to produce positive contributions at the sector or country level. From an absolute performance perspective, our U.K. investments detracted from performance the most, followed by Greece, the Netherlands and Germany. From a sector perspective, holdings in the industrials and consumer discretionary sectors were the hardest hit and were key detractors from absolute results. Detractors included Finnish tire manufacturer NOKIAN RENKAAT, Greek lottery and gaming systems manufacturer INTRALOT and Norwegian oil services company PETROLEUM GEO SERVICES. We sold Petroleum Geo Services due to weakening fundamentals.

      Despite the severe downturn, there were some bright spots of positive performance within the Fund's holdings, including U.K. based reinsurer LANCASHIRE HOLDINGS and German based e-commerce managed services provider D+S Europe AG. We took our profits in D+S EUROPE AG and sold the stock during the year.

      At year end, the Fund's largest overweight positions were in the consumer discretionary and industrials sectors. We were keenly aware of the challenges consumers faced, but strong local franchises trading at decade-low valuations became increasingly more available in these sectors. The Fund's largest underweight positions were in the financials, health care and energy sectors.

      We primarily focused on companies with strong balance sheets. At the close of the year, a large portion of our holdings had zero net debt. Strong balance sheets give companies flexibility, which is always valuable but particularly so in today's highly uncertain environment.

      As always, we continued to strongly emphasize cash generation and attractive valuations. In fact, at the end of the year, European small-caps traded at a significant discount to European large-caps. Even more staggering was the valuation discount of European small-caps versus the U.S.
small-cap universe.(2)

      Volatile markets can test an investor's resolve, and 2008 was one of the most turbulent periods in many years. Your Fund's managers are among the largest shareholders, and we too were disappointed with our results in 2008. However, we are also excited about the opportunities the current crisis has created. Although small-cap investing was challenging over the year, huge swings in the market led to attractive investment opportunities.

      We welcome new investors in the Fund and express our appreciation to all our shareholders for your continued investment in AIM European Small Company Fund.

1     Lipper Inc.

2     Citigroup Investment Research

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[PHOTO OF HOLZER]

JASON HOLZER

Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM European Small respect to the Fund's small- and mid-cap investments. Mr. Holzer joined Invesco Aim in 1996. He earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.

[PHOTO OF ENDRESEN]

BORGE ENDRESEN

Chartered Financial Analyst, portfolio manager, is manager of AIM European Small Company Fund. Mr. Endresen joined Invesco Aim in 1999. He graduated summa cum laude from the University of Oregon with a B.S. in finance. Mr. Endresen also earned an M.B.A. from The University of Texas at Austin.

Assisted by the Europe/Canada Team

5 AIM EUROPEAN SMALL COMPANY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 AIM EUROPEAN SMALL COMPANY FUND

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES SINCE INCEPTION Fund and index data from 8/31/00

                  AIM                AIM               AIM
             European Small    European Small    European Small
             Company Fund-      Company Fund-     Company Fund-                            MSCI Europe         Lipper European
  Date       Class A Shares    Class B Shares    Class C Shares    MSCI EAFE Index(1)    Small Cap Index(1)      Funds Index(1)

  8/31/00       $ 9450           $ 10000           $ 10000             $ 10000               $ 10000             $ 10000
     9/00         9223              9760              9760                9513                  9759                9484
    10/00         8722              9230              9220                9288                  9285                9196
    11/00         8118              8580              8570                8940                  9075                8704
    12/00         8710              9212              9202                9258                  9593                9357
     1/01         8890              9392              9392                9253                 10107                9328
     2/01         8149              8600              8600                8559                  9716                8542
     3/01         7048              7435              7435                7989                  8828                7792
     4/01         7332              7726              7726                8544                  9355                8308
     5/01         7209              7595              7595                8242                  9333                7988
     6/01         6877              7244              7244                7905                  8895                7662
     7/01         6753              7104              7104                7761                  8752                7585
     8/01         6839              7194              7194                7565                  8823                7390
     9/01         5851              6141              6141                6799                  7341                6561
    10/01         6336              6652              6652                6973                  7815                6791
    11/01         6611              6933              6933                7230                  8452                7085
    12/01         6830              7174              7164                7273                  8598                7236
     1/02         6820              7154              7154                6886                  8451                6918
     2/02         7001              7334              7324                6935                  8479                6923
     3/02         7323              7675              7666                7343                  9051                7270
     4/02         7675              8036              8037                7358                  9328                7250
     5/02         7855              8217              8217                7451                  9401                7254
     6/02         7903              8267              8268                7155                  9076                7060
     7/02         7257              7585              7576                6448                  8100                6323
     8/02         7276              7605              7595                6434                  7973                6280
     9/02         6573              6863              6852                5743                  7105                5502
    10/02         6782              7073              7073                6051                  7398                5924
    11/02         7019              7325              7314                6326                  7721                6204
    12/02         7000              7295              7294                6113                  7528                5975
     1/03         6820              7104              7104                5858                  7292                5714
     2/03         6687              6964              6963                5724                  7001                5496
     3/03         6858              7134              7133                5611                  6987                5429
     4/03         7466              7766              7765                6161                  7988                6111
     5/03         8206              8529              8518                6535                  8880                6561
     6/03         8349              8679              8669                6693                  9065                6614
     7/03         8738              9070              9060                6855                  9473                6740
     8/03         8947              9281              9281                7020                  9806                6791
     9/03         9659             10023             10013                7236                 10260                6943
    10/03        10380             10766             10755                7687                 11109                7382
    11/03        10808             11198             11196                7858                 11532                7707
    12/03        11477             11880             11878                8472                 12150                8254
     1/04        12286             12712             12710                8592                 12898                8495
     2/04        12858             13295             13292                8790                 13477                8759
     3/04        12544             12964             12961                8840                 13152                8477
     4/04        12411             12824             12822                8640                 12858                8342
     5/04        12582             12984             12982                8669                 12870                8428
     6/04        13030             13446             13434                8859                 13338                8591
     7/04        12639             13035             13032                8571                 12778                8290
     8/04        12858             13255             13252                8609                 12747                8313
     9/04        13506             13907             13904                8834                 13363                8678
    10/04        14211             14629             14626                9136                 13911                8985

1     Lipper Inc.

                                [MOUNTAIN CHART]

    11/04        15535             15984             15980                9760                 15320               9630
    12/04        16489             16949             16955               10188                 16125              10077
     1/05        17025             17493             17499               10001                 16367               9962
     2/05        18447             18940             18946               10433                 17261              10527
     3/05        18174             18652             18649               10171                 16893              10222
     4/05        17834             18294             18291                9932                 16309               9959
     5/05        17814             18263             18260                9937                 16420               9953
     6/05        18758             19218             19215               10068                 16862              10175
     7/05        20062             20542             20548               10377                 17822              10672
     8/05        21144             21639             21635               10639                 18431              11019
     9/05        21738             22223             22230               11113                 18890              11259
    10/05        20405             20858             20856               10789                 17789              10780
    11/05        20893             21340             21338               11052                 18204              10997
    12/05        22508             22966             22975               11567                 19178              11477
     1/06        24646             25141             25137               12277                 21143              12359
     2/06        25809             26310             26316               12250                 21663              12481
     3/06        27678             28200             28195               12653                 22784              13013
     4/06        29859             30396             30402               13258                 24284              13757
     5/06        28987             29490             29484               12743                 23232              13182
     6/06        28106             28573             28579               12742                 22814              13084
     7/06        27743             28190             28184               12868                 22589              13217
     8/06        28190             28627             28621               13222                 23215              13603
     9/06        27618             28026             28020               13242                 23608              13682
    10/06        29695             30114             30116               13758                 24902              14288
    11/06        31699             32123             32125               14169                 26601              14904
    12/06        33332             33758             33757               14613                 27853              15491
     1/07        34235             34656             34641               14712                 28426              15778
     2/07        35029             35425             35424               14831                 28539              15685
     3/07        36966             37370             37355               15209                 29948              16387
     4/07        38759             39164             39159               15885                 31657              17323
     5/07        39984             40378             40369               16163                 32101              17706
     6/07        39708             40075             40054               16183                 31603              17699
     7/07        40034             40380             40359               15945                 31388              17291
     8/07        38604             38902             38881               15695                 30050              17144
     9/07        39122             39407             39399               16535                 29939              18140
    10/07        41481             41744             41735               17185                 32167              18984
    11/07        36997             37211             37203               16620                 29438              18256
    12/07        35964             36147             36142               16246                 28561              18113
     1/08        31465             31603             31599               14745                 25477              16345
     2/08        34140             34264             34260               14956                 26802              16497
     3/08        34314             34411             34424               14799                 27074              16504
     4/08        35021             35106             35102               15602                 27549              17116
     5/08        35098             35156             35152               15754                 27887              17574
     6/08        32079             32132             32111               14466                 25526              15977
     7/08        29831             29867             29847               14001                 24218              15409
     8/08        28888             28890             28871               13434                 23566              14646
     9/08        23902             23898             23882               11491                 18871              12570
    10/08        17391             17369             17358                9173                 13585               9670
    11/08        16384             16344             16351                8677                 12413               8994
    12/08        16969             16971             16939                9199                 13071               9458

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (8/31/00)                           6.55%
 5 Years                                      6.92
 1 Year                                     -55.39

CLASS B SHARES
Inception (8/31/00)                           6.55%
 5 Years                                      7.21
 1 Year                                     -54.50

CLASS C SHARES
Inception (8/31/00)                           6.53%
 5 Years                                      7.35
 1 Year                                     -53.43

CLASS Y SHARES
Inception                                     7.29%
 5 Years                                      8.15
 1 Year                                     -52.76

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES' INCEPTION DATE IS AUGUST 31, 2000.

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C AND CLASS Y SHARES WAS 1.44%, 2.19%, 2.19% AND 1.19%, RESPECTIVELY. THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF THE FUND WITHIN 31 DAYS OF PURCHASE. EXCEPTIONS TO THE REDEMPTION FEE ARE LISTED IN THE FUND'S PROSPECTUS.

HAD THE ADVISOR NOT WAIVED FEES AND/ OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

7 AIM EUROPEAN SMALL COMPANY FUND

AIM European Small Company Fund's investment objective is long-term growth of capital.

# Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

#     Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

# Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

# Class Y shares are available to only certain investors. Please see the prospectus for more information.

# Effective Feb. 1, 2008, the Fund reopened to all investors. The Fund had been in limited offering since March 28, 2005.

PRINCIPAL RISKS OF INVESTING IN THE FUND

# The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

# Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

# Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

# Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

# The prices of securities held by the Fund may decline in response to market risks.

# Nondiversification increases the risk that the value of the Fund's shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

# Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

ABOUT INDEXES USED IN THIS REPORT

# The MSCI EAFE--REGISTERED TRADEMARK-Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

# The MSCI EUROPE SMALL CAP INDEX is a free float-adjusted market capitalization index that represents the small cap segment in developed equity markets in Europe.

# The LIPPER EUROPEAN FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper European Funds category. These funds concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.

# The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

# A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

# The Chartered Financial ANALYST -- REGISTERED TRADEMARK-- (CFA--REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

# The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

# Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

FUND NASDAQ SYMBOLS
Class A Shares                                           ESMAX
Class B Shares                                           ESMBX
Class C Shares                                           ESMCX
Class Y Shares                                           ESMYX

8 AIM EUROPEAN SMALL COMPANY FUND

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES         VALUE
------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY
  INTERESTS-93.07%

AUSTRIA-2.23%

Andritz AG                                              92,992    $  2,388,407
==============================================================================


BRAZIL-2.04%

Ocean Wilsons Holdings Ltd.                            325,000       2,181,054
==============================================================================


FINLAND-1.78%

Nokian Renkaat Oyj                                     169,350       1,907,928
==============================================================================


FRANCE-1.71%

Alten(b)                                                34,787         743,706
------------------------------------------------------------------------------
Sword Group                                             78,300       1,085,022
==============================================================================
                                                                     1,828,728
==============================================================================


GERMANY-9.19%

ElringKlinger AG                                       130,245       1,264,387
------------------------------------------------------------------------------
P&I Personal & Informatik AG                            49,050         693,549
------------------------------------------------------------------------------
Symrise AG                                             136,497       1,937,219
------------------------------------------------------------------------------
Takkt AG                                               356,300       4,009,213
------------------------------------------------------------------------------
Wirecard AG(b)                                         323,520       1,927,437
==============================================================================
                                                                     9,831,805
==============================================================================


GREECE-6.05%

Intralot S.A.                                          741,692       3,107,986
------------------------------------------------------------------------------
Jumbo S.A.                                             553,000       3,368,523
==============================================================================
                                                                     6,476,509
==============================================================================


IRELAND-7.83%

CPL Resources PLC                                      719,700       1,055,541
------------------------------------------------------------------------------
DCC PLC                                                206,652       3,016,408
------------------------------------------------------------------------------
Paddy Power PLC                                        229,288       4,301,219
==============================================================================
                                                                     8,373,168
==============================================================================


ISRAEL-0.13%

Advanced Vision Technology Ltd.(b)                      43,922         133,124
==============================================================================


ITALY-1.35%

Cementir Holding S.p.A.                                411,639       1,445,786
==============================================================================


NETHERLANDS-5.90%

Aalberts Industries N.V.                               477,803       3,429,796
------------------------------------------------------------------------------
Koninklijke BAM Groep N.V.(c)                            9,880          89,273
------------------------------------------------------------------------------
Koninklijke BAM Groep N.V.                             188,000       1,698,713
------------------------------------------------------------------------------
USG People N.V.                                         83,413       1,089,733
==============================================================================
                                                                     6,307,515
==============================================================================


NORWAY-4.31%

ODIM A.S.A.(b)                                         191,828         820,946
------------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A.(b)                    459,307       2,352,523
------------------------------------------------------------------------------
Veidekke A.S.A.                                        441,300       1,440,236
==============================================================================
                                                                     4,613,705
==============================================================================


SWEDEN-2.70%

Oriflame Cosmetics S.A.-SDR                             62,550       1,830,868
------------------------------------------------------------------------------
Poolia A.B.-Class B                                    396,300       1,061,309
==============================================================================
                                                                     2,892,177
==============================================================================


SWITZERLAND-17.10%

Aryzta AG(b)                                            85,639       2,751,273
------------------------------------------------------------------------------
Conzzeta AG                                              1,343       1,947,533
------------------------------------------------------------------------------
Daetwyler Holding AG(b)                                 54,477       2,215,230
------------------------------------------------------------------------------
Dufry Group                                             33,520         930,168
------------------------------------------------------------------------------
Galenica AG                                              5,040       1,631,146
------------------------------------------------------------------------------
Mobilezone Holding AG                                  720,714       4,554,834
------------------------------------------------------------------------------
Schweiter AG                                            12,121       4,262,059
==============================================================================
                                                                    18,292,243
==============================================================================


UNITED KINGDOM-30.75%

Amlin PLC                                              313,321       1,653,444
------------------------------------------------------------------------------
Homeserve PLC                                          290,906       4,178,235
------------------------------------------------------------------------------
IG Group Holdings PLC                                  566,475       2,126,985
------------------------------------------------------------------------------
Inchcape PLC                                           529,101         285,305
------------------------------------------------------------------------------
Informa PLC                                            294,054       1,056,400
------------------------------------------------------------------------------
Kier Group PLC                                         263,548       3,501,501
------------------------------------------------------------------------------
Lancashire Holdings Ltd.                               599,682       3,732,718
------------------------------------------------------------------------------
Mears Group PLC                                        766,454       2,958,475
------------------------------------------------------------------------------
Mitie Group PLC                                      1,292,214       3,893,974
------------------------------------------------------------------------------
Morgan Sindall PLC                                     171,000       1,357,536
------------------------------------------------------------------------------
Savills PLC                                            938,263       3,062,759
------------------------------------------------------------------------------
Spectris PLC                                           163,018       1,280,496
------------------------------------------------------------------------------
Ultra Electronics Holdings PLC                         214,250       3,557,773
------------------------------------------------------------------------------
Zetar PLC(b)                                           111,000         251,004
==============================================================================
                                                                    32,896,605
==============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $136,354,072)                                          99,568,754
==============================================================================



PREFERRED STOCKS-5.45%

GERMANY-5.45%

Fuchs Petrolub AG-Pfd. (Cost $4,575,608)               120,673       5,825,425
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM EUROPEAN SMALL COMPANY FUND

                                                       SHARES         VALUE
------------------------------------------------------------------------------

MONEY MARKET FUNDS-0.68%

Liquid Assets Portfolio-Institutional Class(d)         363,372    $    363,372
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)               363,372         363,372
==============================================================================
     Total Money Market Funds (Cost $726,744)                          726,744
==============================================================================

TOTAL INVESTMENTS-99.20% (Cost $141,656,424)                       106,120,923
==============================================================================
OTHER ASSETS LESS LIABILITIES-0.80%                                    859,027
==============================================================================
NET ASSETS-100.00%                                                $106,979,950
==============================================================================



Investment Abbreviations:

Pfd.   - Preferred
SDR    - Swedish Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2008 represented 0.08% of the Fund's Net Assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM EUROPEAN SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $140,929,680)                           $105,394,179
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                     726,744
======================================================
     Total investments (Cost
       $141,656,424)                       106,120,923
======================================================
Foreign currencies, at value (Cost
  $1,313,013)                                1,322,392
------------------------------------------------------
Receivables for:
  Investments sold                              39,337
------------------------------------------------------
  Fund shares sold                             150,093
------------------------------------------------------
  Dividends                                    423,984
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             18,561
------------------------------------------------------
Other assets                                    26,447
======================================================
     Total assets                          108,101,737
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                       803,224
------------------------------------------------------
  Dividends                                     56,891
------------------------------------------------------
  Accrued fees to affiliates                   107,641
------------------------------------------------------
  Accrued other operating expenses             109,596
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              44,435
======================================================
     Total liabilities                       1,121,787
======================================================
Net assets applicable to shares
  outstanding                             $106,979,950
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $151,415,815
------------------------------------------------------
Undistributed net investment income            273,832
------------------------------------------------------
Undistributed net realized gain (loss)      (9,198,565)
------------------------------------------------------
Unrealized appreciation (depreciation)     (35,511,132)
======================================================
                                          $106,979,950
======================================================



NET ASSETS:

Class A                                   $ 72,543,970
======================================================
Class B                                   $ 12,541,439
======================================================
Class C                                   $ 15,453,465
======================================================
Class Y                                   $  6,441,076
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                     11,121,305
======================================================
Class B                                      2,030,097
======================================================
Class C                                      2,498,913
======================================================
Class Y                                        985,708
======================================================
Class A:
  Net asset value per share               $       6.52
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $6.52 divided
     by 94.50%)                           $       6.90
======================================================
Class B:
  Net asset value and offering price
     per share                            $       6.18
======================================================
Class C:
  Net asset value and offering price
     per share                            $       6.18
======================================================
Class Y:
  Net asset value and offering price
     per share                            $       6.53
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM EUROPEAN SMALL COMPANY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $710,420)                           $   8,902,297
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $26,138)                                                                            532,550
================================================================================================
     Total investment income                                                           9,434,847
================================================================================================


EXPENSES:

Advisory fees                                                                          2,437,082
------------------------------------------------------------------------------------------------
Administrative services fees                                                              82,394
------------------------------------------------------------------------------------------------
Custodian fees                                                                           230,613
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                477,584
------------------------------------------------------------------------------------------------
  Class B                                                                                308,083
------------------------------------------------------------------------------------------------
  Class C                                                                                376,455
------------------------------------------------------------------------------------------------
Transfer agent fees                                                                      615,456
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 23,935
------------------------------------------------------------------------------------------------
Other                                                                                    243,217
================================================================================================
     Total expenses                                                                    4,794,819
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (37,023)
================================================================================================
     Net expenses                                                                      4,757,796
================================================================================================
Net investment income                                                                  4,677,051
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                               10,430,645
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (567,826)
================================================================================================
                                                                                       9,862,819
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (188,271,062)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (33,769)
================================================================================================
                                                                                    (188,304,831)
================================================================================================
Net realized and unrealized gain (loss)                                             (178,442,012)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(173,764,961)
================================================================================================







See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM EUROPEAN SMALL COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008             2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   4,677,051    $   4,105,847
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                            9,862,819      109,308,048
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                      (188,304,831)     (66,083,522)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations        (173,764,961)      47,330,373
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                     (3,339,942)      (4,275,440)
---------------------------------------------------------------------------------------------------------
  Class B                                                                       (365,809)        (282,518)
---------------------------------------------------------------------------------------------------------
  Class C                                                                       (442,511)        (326,815)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                       (257,406)              --
=========================================================================================================
     Total distributions from net investment income                           (4,405,668)      (4,884,773)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                    (25,728,528)     (65,212,926)
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (4,731,385)     (12,297,030)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (5,723,447)     (14,225,259)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                     (1,982,867)              --
=========================================================================================================
     Total distributions from net realized gains                             (38,166,227)     (91,735,215)
=========================================================================================================
Share transactions-net:
  Class A                                                                    (53,821,449)     (45,038,679)
---------------------------------------------------------------------------------------------------------
  Class B                                                                    (12,232,580)      (6,989,742)
---------------------------------------------------------------------------------------------------------
  Class C                                                                    (11,583,496)     (11,634,802)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                     10,815,261               --
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (66,822,264)     (63,663,223)
=========================================================================================================
     Net increase (decrease) in net assets                                  (283,159,120)    (112,952,838)
=========================================================================================================


NET ASSETS:

  Beginning of year                                                          390,139,070      503,091,908
=========================================================================================================
  End of year (includes undistributed net investment income of $273,832
     and $549,543, respectively)                                           $ 106,979,950    $ 390,139,070
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM EUROPEAN SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  As of February 1, 2008, the Fund's shares are open to investors. Prior to February 1, 2008, the Fund's shares were closed to investors.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM EUROPEAN SMALL COMPANY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The

15        AIM EUROPEAN SMALL COMPANY FUND
      combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.935%
-------------------------------------------------------------------
Next $250 million                                            0.91%
-------------------------------------------------------------------
Next $500 million                                            0.885%
-------------------------------------------------------------------
Next $1.5 billion                                            0.86%
-------------------------------------------------------------------
Next $2.5 billion                                            0.835%
-------------------------------------------------------------------
Next $2.5 billion                                            0.81%
-------------------------------------------------------------------
Next $2.5 billion                                            0.785%
-------------------------------------------------------------------
Over $10 billion                                             0.76%
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $25,085.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $1,700.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such

16        AIM EUROPEAN SMALL COMPANY FUND
classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $87,787 in front-end sales commissions from the sale of Class A shares and $16,528, $95,135 and $21,381 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $ 34,043,760
--------------------------------------
Level 2                    72,077,163
--------------------------------------
Level 3                            --
======================================
                         $106,120,923
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $58,817.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $10,238.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,985 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


17        AIM EUROPEAN SMALL COMPANY FUND

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $ 4,405,710     $ 4,884,773
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        38,166,185      91,735,215
========================================================================================================
Total distributions                                                          $42,571,895     $96,619,988
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    482,412
------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                               2,817
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (35,570,069)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                          24,369
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (52,885)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (9,322,509)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        151,415,815
================================================================================================
Total net assets                                                                    $106,979,950
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $43,693,724 and $149,412,338, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  8,627,876
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (44,197,945)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(35,570,069)
================================================================================================
Cost of investments for tax purposes is $141,690,992


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and proxy costs, on December 31, 2008, undistributed net investment income was decreased by $547,094, undistributed net realized gain (loss) was decreased by $8,017,131 and shares of beneficial interest increased by $8,564,225. This reclassification had no effect on the net assets of the Fund.


18        AIM EUROPEAN SMALL COMPANY FUND

NOTE 11--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ----------------------------
                                                               SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     4,151,259     $  83,623,298      1,978,085     $  61,465,926
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       321,519         6,064,879        131,158         3,911,352
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       734,254        14,462,902        467,646        13,942,919
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    666,147         8,948,934             --                --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     4,409,056        27,556,645      2,828,388        64,714,500
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       806,287         4,773,216        539,376        11,806,919
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       976,337         5,789,678        614,471        13,456,950
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    357,384         2,237,224             --                --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       313,907         4,966,705        250,450         7,377,129
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (356,213)       (4,966,705)      (260,985)       (7,377,129)
==========================================================================================================================
Reacquired:(c)
  Class A(b)                                                (10,052,036)     (169,968,097)    (5,770,926)     (178,596,234)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,056,866)      (18,103,970)      (519,630)      (15,330,884)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,874,030)      (31,836,076)    (1,321,525)      (39,034,671)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    (37,823)         (370,897)            --                --
==========================================================================================================================
     Net increase (decrease) in share activity                 (640,818)    $ (66,822,264)    (1,063,492)    $ (63,663,223)
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

CLASS                                                                       SHARES         AMOUNT
---------------------------------------------------------------------------------------------------
Class Y                                                                     575,494     $ 8,367,684
---------------------------------------------------------------------------------------------------
Class A                                                                    (575,494)     (8,367,684)
===================================================================================================



(c) Net of redemption fees of $36,086 and $10,905 which were allocated among the classes based on relative net assets of each class for the years ended December 31, 2008 and 2007, respectively.


19        AIM EUROPEAN SMALL COMPANY FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $22.87     $ 0.35(d)    $(12.60)      $(12.25)    $(0.47)       $(3.63)        $(4.10)
Year ended 12/31/07                27.72       0.30(d)       1.88          2.18      (0.43)        (6.60)         (7.03)
Year ended 12/31/06                21.68       0.21         10.08         10.29      (0.27)        (3.98)         (4.25)
Year ended 12/31/05                16.94       0.11(d)       6.03          6.14      (0.07)        (1.33)         (1.40)
Year ended 12/31/04                12.05      (0.05)(d)      5.30          5.25         --         (0.36)         (0.36)
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                21.87       0.20(d)     (11.98)       (11.78)     (0.28)        (3.63)         (3.91)
Year ended 12/31/07                26.73       0.06(d)       1.83          1.89      (0.15)        (6.60)         (6.75)
Year ended 12/31/06                21.02      (0.01)         9.76          9.75      (0.06)        (3.98)         (4.04)
Year ended 12/31/05                16.52      (0.03)(d)      5.86          5.83         --         (1.33)         (1.33)
Year ended 12/31/04                11.84      (0.14)(d)      5.18          5.04         --         (0.36)         (0.36)
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                21.88       0.20(d)     (11.99)       (11.79)     (0.28)        (3.63)         (3.91)
Year ended 12/31/07                26.73       0.06(d)       1.84          1.90      (0.15)        (6.60)         (6.75)
Year ended 12/31/06                21.03      (0.01)         9.75          9.74      (0.06)        (3.98)         (4.04)
Year ended 12/31/05                16.53      (0.03)(d)      5.86          5.83         --         (1.33)         (1.33)
Year ended 12/31/04                11.84      (0.14)(d)      5.19          5.05         --         (0.36)         (0.36)
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)             14.54       0.04(d)      (3.95)        (3.91)     (0.47)        (3.63)         (4.10)
==========================================================================================================================

                                                                             Ratio of          Ratio of
                                                                             expenses          expenses
                                                                            to average      to average net   Ratio of net
                                                                            net assets      assets without    investment
                                  NET ASSET                Net assets,   with fee waivers    fee waivers    income (loss)
                                 VALUE, END     Total     end of period   and/or expenses  and/or expenses    to average
                                OF PERIOD(a)  Return(b)  (000s omitted)      absorbed          absorbed       net assets
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08                $ 6.52       (52.80)%    $ 72,544           1.63%(e)          1.64%(e)        1.92%(e)
Year ended 12/31/07                 22.87         7.88       281,248           1.43              1.45            0.97
Year ended 12/31/06                 27.72        48.07       360,688           1.54              1.57            0.67
Year ended 12/31/05                 21.68        36.48       286,882           1.63              1.68            0.57
Year ended 12/31/04                 16.94        43.67       161,014           2.00              2.03           (0.38)
-------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                  6.18       (53.09)       12,541           2.38(e)           2.39(e)         1.17(e)
Year ended 12/31/07                 21.87         7.06        50,639           2.18              2.20            0.22
Year ended 12/31/06                 26.73        46.98        64,827           2.29              2.32           (0.08)
Year ended 12/31/05                 21.02        35.51        51,108           2.35              2.38           (0.15)
Year ended 12/31/04                 16.52        42.67        26,540           2.65              2.68           (1.03)
-------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                  6.18       (53.15)       15,453           2.38(e)           2.39(e)         1.17(e)
Year ended 12/31/07                 21.88         7.10        58,252           2.18              2.20            0.22
Year ended 12/31/06                 26.73        46.90        77,576           2.29              2.32           (0.08)
Year ended 12/31/05                 21.03        35.49        59,930           2.35              2.38           (0.15)
Year ended 12/31/04                 16.53        42.75        27,983           2.65              2.68           (1.03)
-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)               6.53       (25.69)        6,441           1.67(e)(g)        1.67(e)(g)      1.90(e)(g)
=========================================================================================================================

                                 Portfolio
                                turnover(c)
---------------------------------------------
CLASS A
Year ended 12/31/08                  18%
Year ended 12/31/07                  20
Year ended 12/31/06                  35
Year ended 12/31/05                  72
Year ended 12/31/04                  71
---------------------------------------------
CLASS B
Year ended 12/31/08                  18
Year ended 12/31/07                  20
Year ended 12/31/06                  35
Year ended 12/31/05                  72
Year ended 12/31/04                  71
---------------------------------------------
CLASS C
Year ended 12/31/08                  18
Year ended 12/31/07                  20
Year ended 12/31/06                  35
Year ended 12/31/05                  72
Year ended 12/31/04                  71
---------------------------------------------
CLASS Y
Year ended 12/31/08(f)               18
=============================================




(a) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $191,033, $30,808, $37,646 and $6,124 for Class A, Class B, Class C and Class Y shares, respectively.
(f)  Commencement date of October 3, 2008.
(g)  Annualized.


20        AIM EUROPEAN SMALL COMPANY FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


21        AIM EUROPEAN SMALL COMPANY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Funds Group and Shareholders of AIM European Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Small Company Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas



22        AIM EUROPEAN SMALL COMPANY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


--------------------------------------------------------------------------------------------------
                                                                     HYPOTHETICAL
                                                                  (5% ANNUAL RETURN
                                             ACTUAL                BEFORE EXPENSES)
                                   ---------------------------------------------------
                                       ENDING                    ENDING
                      BEGINNING       ACCOUNT       EXPENSES     ACCOUNT     EXPENSES   ANNUALIZED
                    ACCOUNT VALUE      VALUE      PAID DURING     VALUE    PAID DURING    EXPENSE
       CLASS          (07/01/08)   (12/31/08)(1)   PERIOD(2)   (12/31/08)  PERIOD(2,3)     RATIO
--------------------------------------------------------------------------------------------------
         A            $1,000.00       $529.20        $6.77      $1,016.29     $ 8.92       1.76%
--------------------------------------------------------------------------------------------------
         B             1,000.00        527.70         9.64       1,012.52      12.70       2.51
--------------------------------------------------------------------------------------------------
         C             1,000.00        527.40         9.64       1,012.52      12.70       2.51
--------------------------------------------------------------------------------------------------
         Y             1,000.00        743.10         3.58       1,016.74       8.47       1.67
--------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM EUROPEAN SMALL COMPANY FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                 $      46,751,185
     Qualified Dividend Income*                                    100%
     Corporate Dividends Received
       Deduction*                                                    0%
     Foreign Taxes                                     0.0665 Per Share
     Foreign Source Income                             0.9606 Per Share



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 99.67%, 99.85%, 99.89%, and 99.92%, respectively.


24        AIM EUROPEAN SMALL COMPANY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1987          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1992          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




25        AIM EUROPEAN SMALL COMPANY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1992          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza         Invesco Aim Advisors, Inc.      Invesco Aim Distributors, Inc.  PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046-1173    Suite 100                       Suite 100                       Suite 2900
                          Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE INDEPENDENT      TRANSFER AGENT                  CUSTODIAN
Stradley Ronon Stevens    TRUSTEES                        Invesco Aim Investment          State Street Bank and Trust
& Young, LLP              Kramer, Levin, Naftalis &       Services, Inc.                  Company
2600 One Commerce Square  Frankel LLP                     P.O. Box 4739                   225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the Americas     Houston, TX 77210-4739          Boston, MA 02110-2801
                          New York, NY 10036-2714






26        AIM EUROPEAN SMALL COMPANY FUND

[GO PAPERLESS GRAPHIC]

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Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

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#     EASY. Download, save and print files using your home computer with a few
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This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund flies the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Power Shares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

[INVESCO AIM LOGO]

-SERVICE MARK-

      It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., INVESCO AIM Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc.,- SERVICE MARK -on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

invescoaim.com ESC-AR-1 Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]    AIM GLOBAL CORE EQUITY FUND
- SERVICE MARK  -     Annual Report to Shareholders - December 31, 2008

                      Effective July 24, 2008, AIM Global Value Fund was renamed AIM Global Core Equity Fund.

                               [MOUNTAIN GRAPHIC]

2     Letters to Shareholders
4     Performance Summary
4     Management Discussion
6     Long-Term Fund Performance
8     Supplemental Information
9     Schedule of Investments
12    Financial Statements
15    Notes to Financial Statements
22    Financial Highlights
24    Auditor's Report
25    Fund Expenses
26    Tax Information
27    Trustees and Officers

[TAYLOR PHOTO]

Philip Taylor

Dear Shareholder:

In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

MARKET OVERVIEW

At the start of 2008, we saw warning signs of increasing economic ills - a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

      In the spring of 2008, more serious factors came to the forefront - driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example, the S&P 500
Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them - but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

      In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets - the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

      As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

      - INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

      - DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

      - STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

      A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

      It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

      While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

      If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246. Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

1     U.S. Federal Reserve;

2     Bureau of Labor Statistics;

3     FactSet Research;

4     Wall Street Journal

2 AIM GLOBAL CORE EQUITY FUND

[CROCKETT PHOTO]

Bruce Crockett

Dear Fellow Shareholders:

Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

      In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

      A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

      Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

      As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

      While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM GLOBAL CORE EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

For the fiscal year ended December 31,2008, Class A shares of AIM Global Core Equity Fund, at net asset value, slightly outperformed the MSCI World Index and the Lipper Global Large-Cap Core Funds Index.#

      Our focus on investing in what we believe are well-established, large-capitalization companies with superior Financial attributes contributed to the Fund's relative out performance. Stock selection in the financials sector helped relative performance the most, while holdings in materials were the largest detractors.

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                                  -39.03%
Class B Shares                                                                  -39.48
Class C Shares                                                                  -39.52
Class Y Shares (*)                                                              -39.03
MSCI World Index(#) (Broad Market/Style-Specific Index)                         -40.71
MSCI World Value Index (#**) (Former Style-Specific Index)                      -40.39
Lipper Global Large-Cap Core Funds Index (#) (Peer Group Index)                 -39.14
Lipper Global Multi-Cap Value Funds Index (#**) (Former Peer Group Index)       -37.26

----------

#     Lipper Inc.

* Share class incepted during the Fiscal year. See page 7 for a detailed explanation of Fund performance.

** In conjunction with the Fund's change from global value to global core, the Fund has elected to use the MSCI World Index instead of the MSCI World Value index as its Style-Specific Index and the Lipper Global Large-Cap Core Funds Index instead of the Lipper Global Multi-Cap Value Funds Index as its Peer Group Index.

HOW WE INVEST

Effective July 9, 2008, a team of investment professionals from Invesco Global Asset Management took over management of AIM Global Value Fund, and the Fund was renamed AIM Global Core Equity Fund on July 24, 2008. The Fund's new investment team includes portfolio managers Ingrid Baker, W. Lindsay Davidson, Michele Garren, Erik Granade and Kent Starke. The Fund's new name more accurately reflects its positioning in the global core space. Along with the change of management and name, the Fund's style-specific benchmark changed to the MSCI World Index, and the peer benchmark changed to the Lipper Global Large-Cap Core Funds Index.

      The new investment strategy involves investing primarily in stocks of larger capitalization global companies with a record of stable earnings and strong balance sheets. Our research focuses on companies that offer long-term potential for higher share price resulting from growth and improved financial outlook. We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall diversification. However, individual holdings are selected based on their own merits, not on projections of country or sector performance.

MARKET CONDITIONS AND YOUR FUND

Global equity markets, in general, declined sharply during 2008.(1) The severity of the global financial crisis led to unprecedented government and central bank intervention, which was coordinated worldwide. All developed countries within the MSCI World Index finished the period in negative territory, while emerging markets such as China posted even larger declines. In this environment, the Fund provided downside protection relative to the MSCI World Index and benefited from the quality of stock selection.

      While financials detracted significantly from absolute returns, our stock selection and underweight position in the sector versus the benchmark benefited Fund performance. Stock selection in consumer staples also helped relative performance for the year. The largest contributor to overall performance was Spanish financial services company BANCO SANTANDER. U.S. semiconductor company QLOGIC was also among the largest contributors to performance during the period. We sold our position in QLogic during the reporting period. In addition, our small cash position helped the Fund's performance versus the MSCI World Index in a falling market environment.

      On an absolute basis, all sectors posted declines during the period with our financials and information technology holdings detracting the most from

PORTFOLIO COMPOSITION
By sector

Energy                                                    16.4%
Financials                                                15.1
Information Technology                                    14.8
Health Care                                               12.2
Industrials                                                8.0
Consumer Staples                                           7.9
Consumer Discretionary                                     7.2
Telecommunication Services                                 5.6
Utilities                                                  5.3
Materials                                                  5.1
Money Market Funds Plus
Other Assets Less Liabilities                              2.4

TOP FIVE COUNTRIES(*)

1. United States                                          32.8%
2. Japan                                                  16.2
3. United Kingdom                                         12.1
4. Netherlands                                             6.5
5. Switzerland                                             5.3

Total Net Assets                                $ 89.5 million
Total Number of Holdings (*)                               113

TOP 10 EQUITY HOLDINGS(*)

1. Johnson & Johnson                                       3.1%
2. Royal Dutch Shell PLC-Class-B                           2.1
3. ConocoPhillips                                          2.1
4. Chevron Corp.                                           2.0
5. Heineken N.V                                            2.0
6. Oracle Corp.                                            1.9
7. Telefonaktiebolaget LM Ericsson-Class B                 1.9
8. Mitsubishi UFJ Financial Group, Inc.                    1.9
9. Nokia Oyj-ADR                                           1.8
10. Banco Santander S.A.                                   1.8

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

----------
*     Excluding money market fund holdings.

4 AIM GLOBAL CORE EQUITY FUND
overall performance. In terms of relative performance, our stock selection in the materials sector was the largest detractor. Global financial services company BARCLAYS and MOTOROLA, a world leader in global communications, also numbered among the major detractors from performance during the period. We sold our position in Motorola during the reporting period. From a geographical perspective, all regions represented in the Fund declined during the period, with Europe and the U.S. detracting the most from absolute returns.

      While extraordinary government intervention efforts domestically and abroad may lead to more stability in capital markets, we believe the underlying weakness in housing and credit conditions may weigh on the broader global economy for some time. Although global equity prices have already experienced declines similar to prior bear markets, we cannot rule out the prospect of further declines due to the severity of current conditions. To date we believe our investment methodology has provided good relative returns in this type of climate, given our preference for investing in companies with proven financial strength.

      We welcome new investors who joined the Fund during the 2008 and would like to thank all of our shareholders for your investment in AIM Global Core Equity Fund.

1 Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[BAKER PHOTO]

INGRID BAKER

Chartered Financial Analyst, portfolio manager, is manager of AIM Global Core Equity Fund. Ms. Baker began her investment career in 1990 and joined Invesco Ltd. in 1999. She earned a B.A. in international politics from Oberlin College and earned an M.B A. in finance from the University of Navarra in Spain.

[DAVIDSON PHOTO]

W. LINDSAY DAVIDSON

Portfolio manager, is manager of AIM Global Core Equity Fund. Mr. Davidson began his investment career in 1974 and has served as a portfolio manager with Invesco Ltd. and its affiliates since 1984. A native of St. Andrews, Scotland, Mr. Davidson earned his degree in economics with honors from Edinburgh University.

[GARREN PHOTO]

MICHELE GARREN

Chartered Financial Analyst, portfolio manager, is manager of AIM Global Core Equity Fund. Ms. Garren began her investment career in 1987 and joined Invesco Ltd. in 1997. She earned a B.B.A. in finance from Southern Methodist University and an M.B A. in finance from New York University.

[GRANADE PHOTO]

ERIK GRANADE

Chartered Financial Analyst, portfolio manager, is manager of AIM Global Core Equity Fund. Mr. Granade began his investment career in 1986 and has been a portfolio manager with Invesco Ltd. and its affiliates since 1996. He earned a B.A. in economics from Trinity College in Hartford, Connecticut.

[STARKE PHOTO]

KENT STARKE

Portfolio manager, is manager of AIM Global Core Equity Fund. Mr. Starke began his investment career in 1983 and joined Invesco Ltd. in 1992. He has been with the international equity product team since its inception. Mr. Starke earned a B.B.A. from the University of Georgia and an M.S. in finance from Georgia State University.

5 AIM Global Core Equity Fund

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

      Since the last reporting period, and in conjunction with the Fund's change from global value to global core, the Fund has elected to use the MSCI World Index instead of the MSCI World Value index as its Style-Specific Index and the Lipper Global Large-Cap Core Funds Index instead of the Lipper Global Multi-Cap Value Funds Index as its Peer Group Index. The Fund will no longer measure its performance against the former indexes. However, SEC guidelines require that we compare the Fund's performance to both the old and the new indexes for a period of one year.

      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 AIM Global Core Equity Fund

                                [MOUNTAIN CHART]

RESULTS OF A $ 10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION Fund data from 12/29/00,index data from 12/31/00

                 AIM             AIM            AIM
             Global Core    Global Core     Global Core                                           Lipper Global   Lipper Global
             Equity Fund-   Equity Fund-    Equity Fund-       MSCI               MSCI           Multi-Cap Value  Large-Cap Core
  Date     Class A Shares  Class B Shares  Class C Shares  World Index(1)  World Value Index(1)   Funds Index(1)  Funds Index(1)
 12/29/00    $    9450       $   10000       $   10000
    12/00         9450           10000           10000       $  10000          $   10000            $   10000        $  10000
     1/01        10026           10600           10610          10193              10100                10121           10158
     2/01         8873            9380            9390           9330               9605                 9811            9353
     3/01         8184            8640            8650           8716               9112                 9313            8722
     4/01         9204            9720            9730           9358               9726                 9778            9347
     5/01         9223            9740            9751           9236               9664                 9780            9266
     6/01         8930            9420            9431           8946               9392                 9565            8960
     7/01         8740            9220            9231           8826               9279                 9398            8770
     8/01         8466            8930            8931           8401               8949                 9171            8361
     9/01         8116            8560            8561           7660               8117                 8305            7611
    10/01         8655            9120            9121           7806               8098                 8415            7794
    11/01         9241            9730            9731           8266               8445                 8735            8248
    12/01         9308            9791            9793           8318               8507                 8892            8391
     1/02         9062            9531            9532           8065               8267                 8677            8144
     2/02         8987            9451            9452           7994               8105                 8663            8106
     3/02         9478            9961            9963           8362               8647                 9117            8459
     4/02         9383            9851            9863           8062               8393                 9077            8173
     5/02         9355            9822            9822           8076               8462                 9174            8155
     6/02         9034            9472            9473           7584               7923                 8655            7687
     7/02         8316            8722            8723           6944               7148                 7845            7042
     8/02         8279            8682            8682           6956               7174                 7913            7073
     9/02         7891            8262            8262           6190               6307                 7154            6373
    10/02         8619            9022            9022           6647               6745                 7423            6766
    11/02         8884            9292            9302           7004               7229                 7802            7025
    12/02         8557            8941            8942           6664               6811                 7630            6730
     1/03         8472            8851            8852           6460               6640                 7453            6474
     2/03         8377            8741            8752           6347               6482                 7266            6316
     3/03         8330            8691            8691           6326               6387                 7128            6274
     4/03         8689            9062            9071           6887               7060                 7786            6777
     5/03         9218            9602            9611           7279               7568                 8306            7157
     6/03         9351            9752            9751           7404               7721                 8439            7256
     7/03         9294            9681            9681           7554               7884                 8676            7368
     8/03         9672           10062           10071           7716               8065                 8992            7526
     9/03         9823           10222           10221           7762               8116                 9044            7531
    10/03        10504           10922           10921           8222               8595                 9568            7927
    11/03        10608           11022           11022           8347               8733                 9776            8052
    12/03        11307           11737           11747           8870               9407                10334            8532
     1/04        11625           12071           12071           9012               9518                10592            8640
     2/04        11807           12253           12253           9163               9720                10837            8780
     3/04        11701           12132           12142           9102               9688                10762            8750
     4/04        11316           11727           11725           8916               9485                10533            8506
     5/04        11344           11747           11756           8990               9550                10550            8507
     6/04        11479           11878           11888           9182               9826                10802            8629
     7/04        11325           11716           11725           8882               9652                10495            8330
     8/04        11528           11918           11928           8921               9763                10531            8364
     9/04        12251           12659           12668           9090               9937                10776            8505
    10/04        12453           12851           12861           9312              10180                11026            8699
    11/04        13157           13571           13581           9801              10733                11676            9107
    12/04        13286           13702           13713          10175              11149                12128            9446
     1/05        13135           13545           13555           9946              10946                11972            9239

(1)   Lipper Inc.

                                [MOUNTAIN CHART]

  2/05   13896   14323   14335   10261   11359   12391    9497
  3/05   13765   14176   14187   10063   11138   12160    9299
  4/05   13355   13745   13756    9843   10895   11850    9116
  5/05   13535   13924   13934   10018   11002   12079    9274
  6/05   13775   14166   14177   10104   11141   12276    9316
  7/05   14115   14503   14503   10457   11458   12743    9644
  8/05   14186   14567   14577   10536   11529   12867    9738
  9/05   14416   14798   14809   10810   11873   13234    9923
 10/05   14065   14430   14430   10548   11550   12933    9717
 11/05   14535   14893   14903   10899   11945   13396    9976
 12/05   14803   15166   15176   11141   12214   13840   10177
  1/06   15629   15998   16007   11638   12741   14495   10622
  2/06   15565   15920   15929   11621   12835   14510   10548
  3/06   15988   16342   16351   11876   13080   14932   10788
  4/06   16263   16620   16629   12237   13572   15403   11173
  5/06   15977   16320   16330   11819   13167   14796   10721
  6/06   15913   16242   16251   11815   13181   14766   10707
  7/06   16145   16465   16472   11889   13447   14813   10817
  8/06   16621   16942   16950   12198   13788   15165   11036
  9/06   16876   17198   17206   12343   13993   15350   11201
 10/06   17141   17453   17460   12796   14521   15830   11616
 11/06   17511   17819   17827   13109   14867   16312   11909
 12/06   17921   18215   18235   13376   15277   16780   12212
  1/07   18164   18459   18467   13534   15397   17005   12363
  2/07   18054   18331   18351   13463   15334   16910   12231
  3/07   18220   18493   18501   13710   15600   17331   12460
  4/07   18719   18990   18999   14315   16291   18090   13016
  5/07   19052   19303   19324   14716   16730   18662   13444
  6/07   18852   19095   19103   14602   16540   18580   13401
  7/07   18153   18377   18385   14279   16009   18262   13110
  8/07   18109   18331   18339   14268   15945   18213   13113
  9/07   18464   18666   18675   14946   16589   18853   13832
 10/07   19374   19581   19590   15405   16949   19463   14322
 11/07   18475   18655   18663   14775   16096   18549   13744
 12/07   18335   18509   18518   14585   15797   18291   13580
  1/08   16705   16847   16857   13470   14736   17146   12518
  2/08   16391   16522   16531   13392   14418   16980   12406
  3/08   16019   16124   16135   13264   14323   16763   12440
  4/08   16390   16509   16520   13961   15033   17356   13093
  5/08   16938   17051   17062   14174   14988   17613   13305
  6/08   15925   16004   16014   13043   13562   16143   12278
  7/08   15377   15450   15460   12725   13324   15856   11924
  8/08   15191   15257   15267   12546   13190   15653   11717
  9/08   13806   13849   13858   11054   11870   14003   10389
 10/08   11326   11368   11366    8958    9670   11489    8467
 11/08   10570   10585   10596    8378    9156   10862    7938
 12/08   11182   11201   11199    8647    9417   11476    8265

Average Annual Total Returns

As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (12/29/00)     1.41%
 5 Years                -1.34
 l Year                -42.40

CLASS B SHARES
Inception (12/29/00)     1.43%
 5 Years                -1.26
 l Year                -42.49

CLASS C SHARES
Inception (12/29/00)     1.42%
 5 Years                -0.95
 l Year                -40.12

CLASS Y SHARES
Inception                2.12%
 5 Years                -0.23
 l Year                -39.03

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS DECEMBER 29,2000.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C AND CLASS Y SHARES WAS 1.45%, 2.20%, 2.20% AND 1.20%, RESPECTIVELY.(1) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C AND CLASS Y SHARES WAS 1.46%, 2.21%, 2.21% AND 1.21%, RESPECTIVELY. THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1 % FOR THE FIRST YEAR AFTER PURCHASE. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF THE FUND WITHIN 31 DAYS OF PURCHASE. EXCEPTIONS TO THE REDEMPTION FEE ARE LISTED IN THE FUND'S PROSPECTUS.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

7 AIM Global Core Equity Fund

AIM GLOBAL CORE EQUITY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF
CAPITAL.

- Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

-     Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

- Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

- Class Y shares are available to only certain investors. Please see the prospectus for more information

PRINCIPAL RISKS OF INVESTING IN THE FUND

- The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

- Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

- Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

- The Fund may invest in lower quality debt securities, commonly known as "junk bonds." Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

- Small- and mid-cap companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in these sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, limited product lines, less publicly available information, illiquidity, restricted resale or less frequent trading.

- The prices of securities held by the Fund may decline in response to market risks.

- The Fund may use enhanced investment techniques such as short sales. Short sales carry the risk of buying a security back at a higher price at which the Fund's exposure is unlimited.

- The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

ABOUT INDEXES USED IN THIS REPORT

- The MSCI WORLD INDEX-SERVICE MARK -- is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

- The MSCI WORLD VALUE INDEX is a free float-adjusted market capitalization index that represents the value segment in global developed market equity perform ance.

- The LIPPER GLOBAL LARGE-CAP CORE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Global Large-Cap Core Funds category. These funds typically have an average price-to-cash flow ratio, price-to- book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World BMI.

- The LIPPER GLOBAL MULTI-CAP VALUE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Global Multi-Cap Value Funds category. These funds typically have a below-average price-to-cash flow ratio, rice-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup BMI.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

-     The Chartered Financial Analyst -- REGISTERED TRADEMARK --
      (CFA--REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

- The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

FUND NASDAQ SYMBOLS

Class A Shares   AWSAX
Class B Shares   AWSBX
Class C Shares   AWSCX
Class Y Shares   AWSYX

8 AIM GLOBAL CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2008





                                                       SHARES        VALUE
-----------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-97.55%

AUSTRALIA-0.84%

BHP Billiton Ltd.                                       35,219    $   756,414
=============================================================================


BERMUDA-1.54%

PartnerRe Ltd.                                          19,313      1,376,438
=============================================================================


BRAZIL-0.58%

Companhia Energetica de Minas Gerais S.A.-ADR            8,885        122,080
-----------------------------------------------------------------------------
Companhia Vale do Rio Doce-ADR                           8,030         97,243
-----------------------------------------------------------------------------
Empresa Brasileira de Aeronautica S.A.-ADR               5,200         84,292
-----------------------------------------------------------------------------
Natura Cosmeticos S.A.                                  10,400         86,272
-----------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR                             5,190        127,103
=============================================================================
                                                                      516,990
=============================================================================


CHINA-0.31%

China Construction Bank Corp.-Class H                   96,000         53,125
-----------------------------------------------------------------------------
China COSCO Holdings Co. Ltd.-Class H                  106,000         74,693
-----------------------------------------------------------------------------
CNOOC Ltd.                                             157,575        149,741
=============================================================================
                                                                      277,559
=============================================================================


EGYPT-0.08%

Orascom Telecom Holding S.A.E.-GDR                       2,552         69,644
=============================================================================


FINLAND-1.84%

Nokia Oyj-ADR                                          105,477      1,645,441
=============================================================================


FRANCE-5.17%

Publicis Groupe                                         38,493        995,671
-----------------------------------------------------------------------------
Sanofi-Aventis                                          21,834      1,393,497
-----------------------------------------------------------------------------
Societe Generale                                        13,837        704,214
-----------------------------------------------------------------------------
Total S.A.                                              28,018      1,534,894
=============================================================================
                                                                    4,628,276
=============================================================================


GERMANY-3.85%

BASF S.E.                                               21,080        837,012
-----------------------------------------------------------------------------
Bayerische Motoren Werke AG                             23,052        712,033
-----------------------------------------------------------------------------
Commerzbank AG                                          48,523        464,783
-----------------------------------------------------------------------------
E.ON AG                                                 35,174      1,429,244
=============================================================================
                                                                    3,443,072


HONG KONG-1.74%

Cheung Kong (Holdings) Ltd.                             67,000        638,771
-----------------------------------------------------------------------------
Denway Motors Ltd.                                     526,000        164,951
-----------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                 149,000        751,596
=============================================================================
                                                                    1,555,318
=============================================================================


INDIA-0.24%

Reliance Communications Ltd.                            17,813         83,537
-----------------------------------------------------------------------------
State Bank of India-GDR                                  2,359        129,745
=============================================================================
                                                                      213,282
=============================================================================


INDONESIA-0.25%

PT Astra International Tbk                              66,500         65,759
-----------------------------------------------------------------------------
PT Bank Rakyat Indonesia                               123,000         53,292
-----------------------------------------------------------------------------
PT Telekomunikasi Indonesia                            172,000        109,657
=============================================================================
                                                                      228,708
=============================================================================


ISRAEL-0.18%

Makhteshim-Agan Industries Ltd.                         33,352        108,793
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR                  1,162         49,466
=============================================================================
                                                                      158,259
=============================================================================


ITALY-1.33%

Eni S.p.A.                                              49,901      1,188,191
=============================================================================


JAPAN-16.16%

Canon Inc.                                              35,300      1,107,205
-----------------------------------------------------------------------------
FUJIFILM Holdings Corp.                                 37,500        824,616
-----------------------------------------------------------------------------
Mitsubishi UFJ Financial Group, Inc.                   268,000      1,661,545
-----------------------------------------------------------------------------
Murata Manufacturing Co., Ltd.                          27,900      1,092,771
-----------------------------------------------------------------------------
Nippon Telegraph and Telephone Corp.                       186        998,830
-----------------------------------------------------------------------------
NOK Corp.                                               43,800        309,022
-----------------------------------------------------------------------------
NTT DoCoMo, Inc.                                           604      1,189,676
-----------------------------------------------------------------------------
Seven & I Holdings Co., Ltd.                            37,100      1,269,985
-----------------------------------------------------------------------------
SMC Corp.                                               13,700      1,400,490
-----------------------------------------------------------------------------
Sony Corp.                                              24,900        540,854
-----------------------------------------------------------------------------
Sumitomo Chemical Co., Ltd.                            189,000        644,507
-----------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                          24,500      1,269,824
-----------------------------------------------------------------------------
Tokyo Electron Ltd.                                     31,700      1,112,329
-----------------------------------------------------------------------------
Toyota Motor Corp.                                      31,900      1,043,314
=============================================================================
                                                                   14,464,968
=============================================================================


MEXICO-0.17%

Cemex S.A.B. de C.V.-CPO                                63,300         57,849
-----------------------------------------------------------------------------
Fomento Economico Mexicano, S.A.B. de C.V.-ADR           3,200         96,416
=============================================================================
                                                                      154,265
=============================================================================


NETHERLANDS-6.47%

Heineken N.V.                                           57,129      1,763,731
-----------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.            60,988      1,191,915
-----------------------------------------------------------------------------
TNT N.V.                                                67,652      1,300,269
-----------------------------------------------------------------------------
Unilever N.V.                                           63,046      1,535,031
=============================================================================
                                                                    5,790,946
=============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM GLOBAL CORE EQUITY FUND

                                                       SHARES        VALUE
-----------------------------------------------------------------------------
NORWAY-0.86%

StatoilHydro A.S.A.                                     46,400    $   769,352
=============================================================================


RUSSIA-0.19%

Gazprom-ADR                                              5,693         81,125
-----------------------------------------------------------------------------
LUKOIL-ADR                                               2,600         86,060
=============================================================================
                                                                      167,185
=============================================================================


SOUTH AFRICA-0.43%

Barloworld Ltd.                                         19,496         86,795
-----------------------------------------------------------------------------
Sasol Ltd.                                               2,702         80,488
-----------------------------------------------------------------------------
Standard Bank Group Ltd.                                17,095        151,036
-----------------------------------------------------------------------------
Steinhoff International Holdings Ltd.                   52,569         69,853
=============================================================================
                                                                      388,172
=============================================================================


SOUTH KOREA-0.64%

Daelim Industrial Co., Ltd.                              2,525         92,700
-----------------------------------------------------------------------------
Hyundai Motor Co.                                        1,975         63,578
-----------------------------------------------------------------------------
LG Electronics Inc.                                      1,314         80,218
-----------------------------------------------------------------------------
Lotte Shopping Co., Ltd.                                   531         89,605
-----------------------------------------------------------------------------
POSCO                                                      427        126,134
-----------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                              333        120,918
=============================================================================
                                                                      573,153
=============================================================================


SPAIN-1.82%

Banco Santander S.A.                                   167,740      1,626,742
=============================================================================


SWEDEN-1.90%

Telefonaktiebolaget LM Ericsson-Class B                219,121      1,697,671
=============================================================================


SWITZERLAND-5.33%

Credit Suisse Group AG                                  24,910        681,404
-----------------------------------------------------------------------------
Holcim Ltd.                                             15,510        891,276
-----------------------------------------------------------------------------
Novartis AG                                             17,125        856,331
-----------------------------------------------------------------------------
Swisscom AG                                              3,728      1,201,123
-----------------------------------------------------------------------------
Zurich Financial Services AG                             5,280      1,143,876
=============================================================================
                                                                    4,774,010
=============================================================================


TAIWAN-0.49%

AU Optronics Corp.-ADR                                  10,924         83,896
-----------------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.                  204,695         88,326
-----------------------------------------------------------------------------
HTC Corp.                                               18,000        181,712
-----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR         10,600         83,740
=============================================================================
                                                                      437,674
=============================================================================


THAILAND-0.21%

Bangkok Bank PCL-NVDR                                   30,700         62,462
-----------------------------------------------------------------------------
PTT PCL                                                 24,700        127,355
=============================================================================
                                                                      189,817
=============================================================================


TURKEY-0.07%

Turkiye Is Bankasi-Class C                              24,734         66,656
=============================================================================


UNITED KINGDOM-12.07%

Barclays PLC                                           373,756        854,998
-----------------------------------------------------------------------------
BP PLC                                                 171,193      1,331,025
-----------------------------------------------------------------------------
Centrica PLC                                           265,891      1,036,766
-----------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR                                 28,598      1,065,848
-----------------------------------------------------------------------------
HSBC Holdings PLC                                      134,472      1,305,994
-----------------------------------------------------------------------------
Kingfisher PLC                                         300,841        597,018
-----------------------------------------------------------------------------
National Grid PLC                                      136,734      1,371,173
-----------------------------------------------------------------------------
Royal Dutch Shell PLC-Class B                           74,104      1,892,448
-----------------------------------------------------------------------------
Vodafone Group PLC                                     662,080      1,352,448
=============================================================================
                                                                   10,807,718
=============================================================================


UNITED STATES-32.79%

3M Co.                                                  24,884      1,431,825
-----------------------------------------------------------------------------
Alcoa Inc.                                              41,968        472,560
-----------------------------------------------------------------------------
Anadarko Petroleum Corp.                                32,943      1,269,953
-----------------------------------------------------------------------------
Apache Corp.                                            11,885        885,789
-----------------------------------------------------------------------------
Avon Products, Inc.                                     51,945      1,248,238
-----------------------------------------------------------------------------
Bank of America Corp.                                   78,365      1,103,379
-----------------------------------------------------------------------------
Bank of New York Mellon Corp.                           46,796      1,325,731
-----------------------------------------------------------------------------
Best Buy Co., Inc.                                      49,025      1,378,093
-----------------------------------------------------------------------------
Boston Scientific Corp.                                108,448        839,388
-----------------------------------------------------------------------------
Chevron Corp.                                           24,512      1,813,153
-----------------------------------------------------------------------------
ConocoPhillips                                          35,283      1,827,659
-----------------------------------------------------------------------------
Dow Chemical Co. (The)                                  36,397        549,231
-----------------------------------------------------------------------------
Gannett Co., Inc.                                       43,400        347,200
-----------------------------------------------------------------------------
International Business Machines Corp.                    9,500        799,520
-----------------------------------------------------------------------------
Johnson & Johnson                                       45,812      2,740,932
-----------------------------------------------------------------------------
Merck & Co. Inc.                                        51,736      1,572,774
-----------------------------------------------------------------------------
Microsoft Corp.                                         49,285        958,100
-----------------------------------------------------------------------------
Northrop Grumman Corp.                                  17,456        786,218
-----------------------------------------------------------------------------
NVIDIA Corp.                                           165,272      1,333,745
-----------------------------------------------------------------------------
Oracle Corp.                                            97,678      1,731,831
-----------------------------------------------------------------------------
Pfizer Inc.                                             63,881      1,131,333
-----------------------------------------------------------------------------
PG&E Corp.                                              21,016        813,529
-----------------------------------------------------------------------------
Philip Morris International Inc.                        24,512      1,066,517
-----------------------------------------------------------------------------
Seagate Technology                                      97,800        433,254
-----------------------------------------------------------------------------
Valero Energy Corp.                                     68,783      1,488,464
=============================================================================
                                                                   29,348,416
=============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $116,003,665)                                         87,314,337
=============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM GLOBAL CORE EQUITY FUND

                                                       SHARES        VALUE
-----------------------------------------------------------------------------

PREFERRED STOCKS-0.06%

BRAZIL-0.06%

Banco Bradesco S.A., Pfd. (Cost $115,492)                5,600    $    55,125
=============================================================================



MONEY MARKET FUNDS-2.38%

Liquid Assets Portfolio-Institutional Class(a)       1,064,504      1,064,504
-----------------------------------------------------------------------------
Premier Portfolio-Institutional Class(a)             1,064,504      1,064,504
=============================================================================
     Total Money Market Funds (Cost $2,129,008)                     2,129,008
=============================================================================
TOTAL INVESTMENTS-99.99% (Cost $118,248,165)                       89,498,470
=============================================================================
OTHER ASSETS LESS LIABILITIES-0.01%                                    10,854
=============================================================================
NET ASSETS-100.00%                                                $89,509,324
=============================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
CPO    - Certificates of Ordinary Participation
GDR    - Global Depositary Receipt
NVDR   - Non-Voting Depositary Receipt
Pfd.   - Preferred


Notes to Schedule of Investments:

(a) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM GLOBAL CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $116,119,157)                           $ 87,369,462
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   2,129,008
======================================================
     Total investments (Cost
       $118,248,165)                        89,498,470
======================================================
Foreign currencies, at value (Cost
  $176,096)                                    174,969
------------------------------------------------------
Receivables for:
  Fund shares sold                              42,255
------------------------------------------------------
  Dividends                                    248,480
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             15,967
------------------------------------------------------
Other assets                                    32,447
======================================================
     Total assets                           90,012,588
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                       318,947
------------------------------------------------------
  Dividends                                        730
------------------------------------------------------
  Accrued fees to affiliates                    79,482
------------------------------------------------------
  Accrued other operating expenses              74,464
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              29,641
======================================================
     Total liabilities                         503,264
======================================================
Net assets applicable to shares
  outstanding                             $ 89,509,324
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $144,349,239
------------------------------------------------------
Undistributed net investment income            (52,841)
------------------------------------------------------
Undistributed net realized gain (loss)     (26,027,656)
------------------------------------------------------
Unrealized appreciation (depreciation)     (28,759,418)
======================================================
                                          $ 89,509,324
======================================================



NET ASSETS:

Class A                                   $ 60,767,460
======================================================
Class B                                   $ 15,675,257
======================================================
Class C                                   $ 12,604,380
======================================================
Class Y                                   $    344,725
======================================================
Institutional Class                       $    117,502
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      6,355,868
======================================================
Class B                                      1,693,389
======================================================
Class C                                      1,360,814
======================================================
Class Y                                         36,048
======================================================
Institutional Class                             12,232
======================================================
Class A:
  Net asset value per share               $       9.56
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $9.56 divided
     by 94.50%)                           $      10.12
======================================================
Class B:
  Net asset value and offering price
     per share                            $       9.26
======================================================
Class C:
  Net asset value and offering price
     per share                            $       9.26
======================================================
Class Y:
  Net asset value and offering price
     per share                            $       9.56
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       9.61
======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM GLOBAL CORE EQUITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $329,169)                            $  4,819,205
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $66,144)                                                                            556,425
================================================================================================
     Total investment income                                                           5,375,630
================================================================================================


EXPENSES:

Advisory fees                                                                          1,689,680
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            58,504
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                239,871
------------------------------------------------------------------------------------------------
  Class B                                                                                306,029
------------------------------------------------------------------------------------------------
  Class C                                                                                221,934
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and Y                                                     532,554
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                         364
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 22,374
------------------------------------------------------------------------------------------------
Other                                                                                    259,757
================================================================================================
     Total expenses                                                                    3,381,067
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (34,114)
================================================================================================
     Net expenses                                                                      3,346,953
================================================================================================
Net investment income                                                                  2,028,677
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities sold to affiliates of
     $72,568)                                                                        (20,232,664)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                  (1,942,761)
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                            (788,851)
------------------------------------------------------------------------------------------------
  Option contracts written                                                                91,007
================================================================================================
                                                                                     (22,873,269)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of foreign taxes of $129)                               (67,194,632)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       1,457
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                            (873,604)
================================================================================================
                                                                                     (68,066,779)
================================================================================================
Net realized and unrealized gain (loss)                                              (90,940,048)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(88,911,371)
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM GLOBAL CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $   2,028,677    $  3,487,366
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (22,873,269)      4,298,075
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (68,066,779)     (1,029,315)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (88,911,371)      6,756,126
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (248,175)     (1,860,686)
---------------------------------------------------------------------------------------------------------
  Class B                                                                         (67,584)       (223,283)
---------------------------------------------------------------------------------------------------------
  Class C                                                                         (52,990)       (152,179)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                          (1,388)             --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                                (471)     (2,095,499)
=========================================================================================================
     Total distributions from net investment income                              (370,608)     (4,331,647)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                         (11,400)     (4,652,489)
---------------------------------------------------------------------------------------------------------
  Class B                                                                          (3,154)     (1,758,838)
---------------------------------------------------------------------------------------------------------
  Class C                                                                          (2,778)     (1,198,736)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                             (65)             --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                                 (22)     (3,634,288)
=========================================================================================================
     Total distributions from net realized gains                                  (17,419)    (11,244,351)
=========================================================================================================
Share transactions-net:
  Class A                                                                     (32,638,564)     (6,728,890)
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (19,581,910)    (14,221,922)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (11,341,439)     (9,504,540)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                         413,060              --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (94,179,465)     65,524,804
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (157,328,318)     35,069,452
=========================================================================================================
     Net increase (decrease) in net assets                                   (246,627,716)     26,249,580
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           336,137,040     309,887,460
=========================================================================================================
  End of year (includes undistributed net investment income of $(52,841)
     and $(1,866,700), respectively)                                        $  89,509,324    $336,137,040
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM GLOBAL CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Core Equity Fund, formerly AIM Global Value Fund, (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's primary investment objective is long-term growth of capital.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


15        AIM GLOBAL CORE EQUITY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated

16        AIM GLOBAL CORE EQUITY FUND
      into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M. CALL OPTIONS WRITTEN -- The Fund may write call options, including options on futures. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

        An option on a futures contract gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying futures contract on the exercise date. The value of a futures contract fluctuates with changes in the market values of the securities underlying the futures contract. In writing futures contract options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of underlying portfolio securities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions, if any.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $22,911.


17        AIM GLOBAL CORE EQUITY FUND

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $1,629.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $17,860 in front-end sales commissions from the sale of Class A shares and $855, $59,946 and $4,033 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                   $39,174,306
--------------------------------------
Level 2                    50,324,164
--------------------------------------
Level 3                            --
======================================
                          $89,498,470
======================================





18        AIM GLOBAL CORE EQUITY FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities sales of $1,671,000, which resulted in net realized gains of $72,568.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $9,574.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,766 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--OPTION CONTRACTS WRITTEN


                                  TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------------------
                                                                             CALL OPTION CONTRACTS
                                                                            ----------------------
                                                                            NUMBER OF     PREMIUMS
                                                                            CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------------------
Beginning of period                                                             --        $     --
--------------------------------------------------------------------------------------------------
Written                                                                        767          91,007
--------------------------------------------------------------------------------------------------
Expired                                                                        767         (91,007)
==================================================================================================
End of period                                                                   --        $     --
==================================================================================================





19        AIM GLOBAL CORE EQUITY FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                2008           2007
------------------------------------------------------------------------------------------------------
Ordinary income                                                               $370,608     $ 5,296,806
------------------------------------------------------------------------------------------------------
Long-term capital gain                                                          17,419      10,279,192
======================================================================================================
Total distributions                                                           $388,027     $15,575,998
======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           $(29,851,011)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                           (9,723)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (36,912)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (21,962,314)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (2,979,955)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        144,349,239
================================================================================================
Total net assets                                                                    $ 89,509,324
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $21,962,314
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $290,682,998 and $434,150,587, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  1,826,795
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (31,677,806)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(29,851,011)
================================================================================================
Cost of investments for tax purposes is $119,349,481.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2008, undistributed net investment income was increased by $155,790, undistributed net realized gain
(loss) was increased by $1,619,545 and shares of beneficial interest decreased by $1,775,335. This reclassification had no effect on the net assets of the Fund.


20        AIM GLOBAL CORE EQUITY FUND

NOTE 12--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ---------------------------
                                                               SHARES           AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       549,432     $   7,016,789      2,333,811     $ 38,668,393
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       143,125         1,781,280        652,181       10,492,639
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       209,965         2,622,475        818,145       13,161,513
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     39,811           447,162             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           629,719         9,126,292      3,637,243       60,833,946
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        26,640           245,007        389,392        6,132,925
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         7,420            66,113        119,309        1,833,783
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         6,033            53,964         83,493        1,284,116
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                        158             1,453             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                53               493        363,335        5,729,787
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       598,100         7,691,413        473,239        7,815,385
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (626,702)       (7,691,413)      (487,035)      (7,815,385)
=========================================================================================================================
Reacquired:(c)
  Class A(b)                                                 (3,686,791)      (47,591,773)    (3,577,959)     (59,345,593)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,085,287)      (13,737,890)    (1,162,019)     (18,732,959)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,106,924)      (14,017,878)    (1,481,903)     (23,950,169)
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     (3,921)          (35,555)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (7,706,338)     (103,306,250)       (66,013)      (1,038,929)
=========================================================================================================================
     Net increase (decrease) in share activity              (12,005,507)    $(157,328,318)     2,095,219     $ 35,069,452
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES       AMOUNT
     -------------------------------------------------------------------------------------------------
     Class Y                                                                      37,776     $ 426,494
     -------------------------------------------------------------------------------------------------
     Class A                                                                     (37,776)     (426,494)
     =================================================================================================




(c) Net of redemption fees of $1,664 and $7,024 which were allocated among the classes based on relative net assets of each class for the years ended December 31, 2008 and 2007, respectively.

NOTE 13--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.


21        AIM GLOBAL CORE EQUITY FUND

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                        (LOSSES) ON
                                NET ASSET      NET      SECURITIES                DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH     TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INCOME    REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD   (LOSS)(A)   UNREALIZED)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $15.75     $ 0.12       $(6.27)      $(6.15)     $(0.04)       $(0.00)        $(0.04)
Year ended 12/31/07                16.14       0.18         0.19         0.37       (0.22)        (0.54)         (0.76)
Year ended 12/31/06                13.97       0.14         2.82         2.96       (0.17)        (0.62)         (0.79)
Year ended 12/31/05                13.28       0.13         1.38         1.51       (0.16)        (0.66)         (0.82)
Year ended 12/31/04                11.74       0.01(f)      2.04         2.05       (0.03)        (0.48)         (0.51)
-------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                15.37       0.03        (6.10)       (6.07)      (0.04)        (0.00)         (0.04)
Year ended 12/31/07                15.73       0.05         0.20         0.25       (0.07)        (0.54)         (0.61)
Year ended 12/31/06                13.65       0.02         2.75         2.77       (0.07)        (0.62)         (0.69)
Year ended 12/31/05                13.02       0.03         1.34         1.37       (0.08)        (0.66)         (0.74)
Year ended 12/31/04                11.57      (0.07)(f)     2.00         1.93       (0.00)        (0.48)         (0.48)
-------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                15.38       0.03        (6.11)       (6.08)      (0.04)        (0.00)         (0.04)
Year ended 12/31/07                15.74       0.05         0.20         0.25       (0.07)        (0.54)         (0.61)
Year ended 12/31/06                13.66       0.02         2.75         2.77       (0.07)        (0.62)         (0.69)
Year ended 12/31/05                13.03       0.03         1.34         1.37       (0.08)        (0.66)         (0.74)
Year ended 12/31/04                11.58      (0.07)(f)     2.00         1.93       (0.00)        (0.48)         (0.48)
-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(g)             11.29       0.02        (1.71)       (1.69)      (0.04)        (0.00)         (0.04)
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                15.77       0.22        (6.34)       (6.12)      (0.04)        (0.00)         (0.04)
Year ended 12/31/07                16.17       0.26         0.19         0.45       (0.31)        (0.54)         (0.85)
Year ended 12/31/06                13.98       0.22         2.83         3.05       (0.24)        (0.62)         (0.86)
Year ended 12/31/05(g)             13.90       0.04         0.86         0.90       (0.16)        (0.66)         (0.82)
=========================================================================================================================

                                                                             RATIO OF          RATIO OF
                                                                             EXPENSES          EXPENSES
                                                                            TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                                            NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                  NET ASSET                NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                 VALUE, END     TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE
                                OF PERIOD(B)  RETURN(C)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08                $ 9.56       (39.03)%    $ 60,767           1.58%(e)          1.59%(e)        0.96%(e)
Year ended 12/31/07                 15.75         2.31       139,688           1.44              1.47            1.08
Year ended 12/31/06                 16.14        21.16       149,283           1.53              1.58            0.88
Year ended 12/31/05                 13.97        11.35        93,363           1.62              1.67            0.91
Year ended 12/31/04                 13.28        17.50        36,092           2.00              2.20            0.10(f)
-------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                  9.26       (39.48)       15,675           2.33(e)           2.34(e)         0.21(e)
Year ended 12/31/07                 15.37         1.62        50,018           2.19              2.22            0.33
Year ended 12/31/06                 15.73        20.27        65,013           2.28              2.33            0.13
Year ended 12/31/05                 13.65        10.51        49,827           2.33              2.38            0.20
Year ended 12/31/04                 13.02        16.77        24,675           2.65              2.85           (0.55)(f)
-------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                  9.26       (39.52)       12,604           2.33(e)           2.34(e)         0.21(e)
Year ended 12/31/07                 15.38         1.62        34,626           2.19              2.22            0.33
Year ended 12/31/06                 15.74        20.26        44,587           2.28              2.33            0.13
Year ended 12/31/05                 13.66        10.50        24,316           2.33              2.38            0.20
Year ended 12/31/04                 13.03        16.75        10,021           2.65              2.85           (0.55)(f)
-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(g)               9.56       (14.95)          345           1.67(e)(h)        1.67(e)(h)      0.87(e)(h)
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                  9.61       (38.79)          118           0.97(e)           0.98(e)         1.57(e)
Year ended 12/31/07                 15.77         2.84       111,805           0.93              0.96            1.59
Year ended 12/31/06                 16.17        21.81        51,005           0.98              1.03            1.43
Year ended 12/31/05(g)              13.98         6.48         2,542           1.09(h)           1.14(h)         1.44(h)
=========================================================================================================================

                                 PORTFOLIO
                                TURNOVER(D)
-------------------------------------------
CLASS A
Year ended 12/31/08                 146%
Year ended 12/31/07                  35
Year ended 12/31/06                  24
Year ended 12/31/05                  51
Year ended 12/31/04                 129
-------------------------------------------
CLASS B
Year ended 12/31/08                 146
Year ended 12/31/07                  35
Year ended 12/31/06                  24
Year ended 12/31/05                  51
Year ended 12/31/04                 129
-------------------------------------------
CLASS C
Year ended 12/31/08                 146
Year ended 12/31/07                  35
Year ended 12/31/06                  24
Year ended 12/31/05                  51
Year ended 12/31/04                 129
-------------------------------------------
CLASS Y
Year ended 12/31/08(g)              146
-------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                 146
Year ended 12/31/07                  35
Year ended 12/31/06                  24
Year ended 12/31/05(g)               51
===========================================



(a)  Calculated using average shares outstanding.
(b) Includes redemption fees added to shares of beneficial interest, which were less than $0.005 per share.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $95,948, $30,603, $22,193, $349 and $62,382 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.02) and (0.14)%; $(0.10) and (0.79)%; $(0.10) and (0.79)% for Class A,
     Class B and Class C shares, respectively.
(g) Commencement date of Class Y and Institutional Class shares was October 3, 2008 and October 25, 2005, respectively.
(h)  Annualized.



22        AIM GLOBAL CORE EQUITY FUND

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


23        AIM GLOBAL CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Funds Group and Shareholders of AIM Global Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Core Equity Fund (formerly known as AIM Global Value Fund, one of the funds constituting AIM Funds Group, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas




24        AIM GLOBAL CORE EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $701.90        $ 7.23      $1,016.64       $ 8.57       1.69%
---------------------------------------------------------------------------------------------------
        B            1,000.00        699.90         10.43       1,012.87        12.35       2.44
---------------------------------------------------------------------------------------------------
        C            1,000.00        699.40         10.42       1,012.87        12.35       2.44
---------------------------------------------------------------------------------------------------
        Y            1,000.00        850.50          3.80       1,016.74         8.47       1.67
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


25        AIM GLOBAL CORE EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $704.40        $4.37       $1,020.01       $5.18        1.02%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM GLOBAL CORE EQUITY FUND

Supplement to Annual Report dated 12/31/08

AIM GLOBAL CORE EQUITY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception     2.34%
5 Years       0.12
1 Year      -38.67

Institutional Class shares' inception date is October 25, 2005. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares' inception date is December 29, 2000.

      Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.94%.(1) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.95%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund's prospectus.

      Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

----------

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

NASDAQ SYMBOL   AWSIX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   GCE-INS-1   Invesco Aim Distributors, Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:



     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $ 17,419
     Qualified Dividend Income*                            100.00%
     Corporate Dividends Received Deduction*                45.96%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 70.49%, 71.25%, 64.26%, and 63.33%, respectively.


26        AIM GLOBAL CORE EQUITY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1987          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1992          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




27        AIM GLOBAL CORE EQUITY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1992          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






28        AIM GLOBAL CORE EQUITY FUND

[GO PAPERLESS
   GRAPHIC]

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

- ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of trees used to produce paper.

- ECONOMICAL. Help reduce your fund's printing and delivery expenses and put more capital back in your fund's returns.

- EFFICIENT. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

- EASY. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim -- SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

      It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

                                                                  [INVESCO AIM
                                                                      LOGO]
                                                                 -SERVICE MARK-

               invescoaim.com        GCE-AR-1     Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]             AIM INTERNATIONAL SMALL COMPANY FUND
  -SERVICE MARK-               Annual Report to Shareholders - December 31, 2008

                               [MOUNTAIN GRAPHIC]

2     Letters to Shareholders

4     Performance Summary

4     Management Discussion

6     Long-Term Fund Performance

8     Supplemental Information

9     Schedule of Investments

11    Financial Statements

14    Notes to Financial Statements

20    Financial Highlights

22    Auditor's Report

23    Fund Expenses

24    Tax Information

25    Trustees and Officers

[TAYLOR PHOTO]

Philip Taylor

Dear Shareholder:

In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

MARKET OVERVIEW

At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year. (1)

     In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher (2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas. (3) For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937. (4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

      In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

      As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

      - INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

      - DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

      - STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

      A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

      It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

      While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

      If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

      Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

------------
1 U.S. Federal Reserve; 2 Bureau of Labor Statistics; 3 FactSet Research; 4 Wall Street Journal

2 AIM INTERNATIONAL SMALL COMPANY FUND

[CROCKETT PHOTO]

Bruce Crockett

Dear Fellow Shareholders:

Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

      In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

      A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

      Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

      As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

      While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM INTERNATIONAL SMALL COMPANY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

Global equity markets were turbulent throughout 2008. Most markets registered double-digit losses as global growth slowed and a number of financial institutions worldwide fell victim to the broadening credit crisis.# Within this environment, investors' risk-averse nature caused them to shun smaller capitalization companies. AIM International Small Company Fund underperformed its style-specific benchmark, the MSCI World Ex-US Small Cap Index.# The Fund's significant underweight position in the stronger Japanese market accounted for a majority of the Fund's relative results.

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                               - 54.24%
Class B Shares                               - 54.61
Class C Shares                               - 54.58
Class Y Shares*                              - 54.19
MSCI EAFE Index# (Broad Market Index)        - 43.38
MSCI World Ex-US Small Cap Index#
(Style-Specific Index)                       - 48.03
Lipper International Small/Mid-Cap Growth
Funds Index# (Peer Group Index)              - 50.70

----------
#     Lipper Inc.

* Share class incepted during the fiscal year. See page 7 for a detailed explanation of Fund performance.

HOW WE INVEST

When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above-average earnings growth but whose stock prices do not fully reflect these attributes.

      While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.

      We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:

-     A company's fundamentals deteriorate, or it posts disappointing earnings.

-     A stock's price seems overvalued.

-     A more attractive opportunity becomes available.

MARKET CONDITIONS AND YOUR FUND

It was a very difficult year for financial markets. During the year, the banking system came under extreme pressure with a number of major banks facing insolvency. Although global equity prices have shown signs of recovery from their mid-October depressed lows, the world's major stock markets finished the calendar year in negative territory, with losses of over 50% in most markets. (1)

      European equities remained under pressure over the period as further weakness in the macroeconomic outlook manifested itself and the financials sector turmoil continued. As credit is the grease of the broader economic machine, economies across Europe, as well as globally, slowed significantly as we moved through the year. Asian equities were volatile as well, falling sharply toward the end of the year. (2) While there were sporadic attempts to rally, weakness remained the dominant trend during the year.

      Emerging markets stocks tumbled from record highs (1) as global recession concerns deepened and commodity prices fell sharply. (3) There were concerns that some countries could start to default on their foreign loans.

      AIM International Small Company Fund did not emerge unscathed from the carnage of 2008, ending the year with a double-digit decline. As unprecedented problems in the financials sector unfolded, and eventually spread to every nook and cranny of economic life, share prices of smaller capitalization companies came under immense pressure -- even more so than their large-cap counterparts. Hedge funds were forced to liquidate positions, often within very short time periods. This flight to liquidity and safety negatively affected the returns of small- and mid-cap stocks, which was reflected in the Fund's absolute results.

      An already difficult situation was exacerbated by a surprise strengthening of the U.S. dollar. No country or sector escaped the downturn during 2008, and

PORTFOLIO COMPOSITION
By sector

Consumer Discretionary           23.1%
Industrials                      23.1
Financials                       17.5
Consumer Staples                 10.0
Utilities                         6.1
Materials                         5.6
Information Technology            3.7
Energy                            2.7
Health Care                       2.1
Telecommunication Services        2.1
Money Market Funds Plus
Other Assets Less Liabilities     4.0

TOP FIVE COUNTRIES*

1. United Kingdom                17.3%
2. Malaysia                       9.4
3. Brazil                         6.8
4. Hong Kong                      6.6
5. Canada                         6.3

Total Net Assets              $ 259.3 million

Total Number of Holdings*          63

TOP 10 EQUITY HOLDINGS*

1. IGB Corp. Berhad                4.9%
2. First Pacific Co. Ltd.          4.1
3. Mitie Group PLC                 3.4
4. Parkson Holdings Berhad         3.4
5. Equatorial Energia S.A.         2.9
6. Paddy Power PLC                 2.8
7. American Banknote S.A.          2.6
8. Fuchs Petrolub AG-Pfd.          2.4
9. Homeserve PLC                   2.4
10. Kier Group PLC                 2.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

----------
*     Excluding money market fund holdings.

4 AIM INTERNATIONAL SMALL COMPANY FUND
our investments were unable to produce any positive contributions at the sector or region level.

      Relative results did not fare much better. The Fund at net asset value underperformed its style-specific index, the MSCI World Ex-US Small Cap Index, by approximately 6%. (1) Our significant underweight exposure to the more resilient Japanese market -- 6% for the Fund versus 25% for the style-specific index -- hurt relative performance. It was difficult for us to find attractive investment opportunities in Japan. We continued to focus on quality fundamentals and shunned the companies in Japan that generated low returns on capital. Despite a decrease in Japanese valuation, it was still expensive relative to valuations outside Japan as valuations of non- Japanese markets decreased even more.

      From a sector perspective, the Fund underperformed by the widest margin in the consumer discretionary sector, a segment that was hard hit due to reduced consumer spending. Our holdings in the automobile, hotels and leisure and media industries tumbled, negatively affecting both absolute and relative results. Detractors included Finnish tire manufacturer NOKIAN RENKAAT, Chinese auto parts manufacturer XINYI GLASS, Greek lottery and gaming systems manufacturer INTRALOT and Greek toy manufacturer JUMBO SA.

      Another area of weakness for the Fund was the economically sensitive industrials sector, where our holdings underperformed those of the style-specific index. Key detractors within this sector included U.K.-based HOMESERVE PLC and Brazilian homebuilder DURATEX SA.

      In contrast, the Fund's underweight exposure in health care and information technology (IT) led to outperformance relative to the style-specific index in these sectors. Despite the severe downturn, there were some bright spots of positive performance among Fund holdings, including Taiwan-based HUNG POO REAL ESTATE and U.K.-based reinsurer LANCASHIRE HOLDINGS.

      At year end, the Fund's largest overweight positions were in the consumer discretionary, consumer staples and utilities sectors. The Fund's largest underweight positions were in the health care and IT sectors.

      We primarily focused on companies with strong balance sheets. At the close of the year, a large portion of our holdings had zero net debt. Strong balance sheets give companies flexibility, which is always valuable but particularly so in today's highly uncertain environment.

      As always, we continued to strongly emphasize cash generation and attractive valuations. The opportunity set in the international small cap universe at the end of the year looked very attractive both in absolute and relative terms. In fact, international small caps were generally trading at approximately a one-third valuation discount versus domestic (U.S.) small cap peers despite having far higher and better quality returns. (4)

      Volatile markets can test an investor's resolve, and 2008 was one of the most turbulent periods for many years. However, turbulent markets can create investment opportunities. We welcome new investors who joined the Fund during 2008 and would like to express to all our shareholders our appreciation for your continued investment in AIM International Small Company Fund.

----------
1     Lipper Inc.

2     FactSet Research Systems Inc.

3     Bloomberg L.P.

4     Thomson Financial, Compustat, Russell and MSCI Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[HOLZER PHOTO]

JASON HOLZER

Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM International Small Company Fund with respect to the Fund's European and Canadian investments. Mr. Holzer joined Invesco Aim in 1996. He earned a B.A. in quantitative economics and an M.S. in engineering-economic systems from Stanford University.

[CAO PHOTO]

SHUXIN CAO

Chartered Financial Analyst, portfolio manager, is lead manager of AIM International Small Company Fund with respect to the Fund's Asia Pacific and Latin American investments. He joined Invesco Aim in 1997. Mr. Cao graduated from Tianjin Foreign Language Institute with a B.A. in English. He also earned an M.B.A. from Texas A&M University and is a Certified Public Accountant.

[ENDRESEN PHOTO]

BORGE ENDRESEN

Chartered Financial Analyst, portfolio manager, is manager of AIM International Small Company Fund. Mr. Endresen joined Invesco Aim in 1999. He graduated summa cum laude from the University of Oregon with a B.S. in finance. Mr. Endresen also earned an M.B.A. from The University of Texas at Austin.

Assisted by the Asia Pacific/Latin America Team and the Europe/Canada Team

5 AIM INTERNATIONAL SMALL COMPANY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $4,000 and $8,000 is the same size as the space between $8,000 and $16,000, and so on.

6 AIM INTERNATIONAL SMALL COMPANY FUND

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION Fund and Index data from 8/31/00

                                                                                                                  Lipper
           AIM International  AIM International  AIM International                                             International
             Small Company      Small Company      Small Company                             MSCI World        Small/Mid-Cap
                 Fund-             Fund-                Fund-                                   Ex-US           Growth Funds
  Date       Class A Shares     Class B Shares     Class C Shares    MSCI EAFE Index (1)  Small Cap Index (1)     Index (1)
  8/31/00       $9450               $10000            $10000               $10000               $10000              $10000
     9/00        8930                 9450              9450                 9513                 9515                9454
    10/00        8250                 8720              8730                 9288                 8844                8743
    11/00        7172                 7581              7590                 8940                 8762                7864
    12/00        7532                 7951              7950                 9258                 8838                8051
     1/01        8146                 8591              8600                 9253                 9098                8163
     2/01        7126                 7511              7520                 8559                 8897                7653
     3/01        6237                 6570              6580                 7989                 8270                6818
     4/01        6577                 6931              6930                 8544                 8986                7151
     5/01        6719                 7080              7079                 8242                 8997                7145
     6/01        6577                 6930              6919                 7905                 8740                6839
     7/01        6502                 6850              6839                 7761                 8390                6539
     8/01        6388                 6720              6709                 7565                 8467                6375
     9/01        5557                 5841              5839                 6799                 7372                5539
    10/01        6076                 6381              6379                 6973                 7736                5805
    11/01        6502                 6821              6819                 7230                 8042                6065
    12/01        6742                 7071              7070                 7273                 7898                6095
     1/02        6752                 7071              7070                 6886                 7750                5954
     2/02        6837                 7171              7159                 6935                 7873                5967
     3/02        7245                 7591              7580                 7343                 8417                6260
     4/02        7379                 7731              7720                 7358                 8666                6303
     5/02        7616                 7971              7970                 7451                 9071                6424
     6/02        7626                 7981              7970                 7155                 8699                6174
     7/02        6932                 7251              7240                 6448                 7992                5597
     8/02        6876                 7191              7180                 6434                 7899                5541
     9/02        6296                 6571              6570                 5743                 7291                5027
    10/02        6410                 6691              6690                 6051                 7231                5083
    11/02        6552                 6831              6830                 6326                 7434                5236
    12/02        6562                 6841              6840                 6113                 7313                5148
     1/03        6638                 6911              6910                 5858                 7234                5030
     2/03        6629                 6901              6900                 5724                 7181                4928
     3/03        6705                 6981              6970                 5611                 7111                4887
     4/03        7227                 7511              7510                 6161                 7763                5325
     5/03        7883                 8201              8189                 6535                 8450                5794
     6/03        8158                 8481              8479                 6693                 8890                5961
     7/03        8481                 8801              8799                 6855                 9159                6179
     8/03        8890                 9231              9219                 7020                 9761                6503
     9/03        9460                 9811              9799                 7236                10319                6737
    10/03       10438                10821             10809                 7687                11142                7317
    11/03       10770                11152             11149                 7858                11152                7388
    12/03       11491                11892             11880                 8472                11833                7831
     1/04       12034                12452             12439                 8592                12342                8099
     2/04       12594                13032             13019                 8790                12715                8307
     3/04       12661                13082             13079                 8840                13205                8454
     4/04       12233                12642             12629                 8640                12734                8234
     5/04       12052                12453             12439                 8669                12582                8106
     6/04       12385                12783             12769                 8859                13233                8380
     7/04       12090                12463             12459                 8571                12649                8006
     8/04       12290                12674             12659                 8609                12715                8016
     9/04       12946                13334             13329                 8834                13062                8374
    10/04       13497                13905             13889                 9136                13609                8625

----------
1     Lipper Inc.

                                [MOUNTAIN CHART]

    11/04       14734                15165             15158                 9760                14629                9245
    12/04       15607                16049             16043                10188                15311                9669
     1/05       15859                16302             16297                10001                15547                9729
     2/05       16785                17246             17240                10433                16207               10231
     3/05       16427                16870             16865                10171                15944                9973
     4/05       16002                16423             16418                 9932                15494                9705
     5/05       16147                16566             16560                 9937                15531                9752
     6/05       16747                17176             17160                10068                15943               10046
     7/05       17837                18271             18256                10377                16636               10610
     8/05       18388                18830             18815                10639                17146               10944
     9/05       19140                19582             19575                11113                17841               11510
    10/05       18118                18526             18520                10789                17191               11006
    11/05       19315                19734             19728                11052                17764               11469
    12/05       20637                21070             21063                11567                19145               12347
     1/06       22890                23363             23344                12277                20510               13427
     2/06       23282                23744             23734                12250                20253               13290
     3/06       24699                25180             25161                12653                21205               14122
     4/06       26651                27154             27136                13258                22192               14966
     5/06       25574                26035             26029                12743                20965               14068
     6/06       24620                25054             25037                12742                20455               13630
     7/06       24659                25076             25069                12868                19955               13457
     8/06       25113                25530             25513                13222                20539               13842
     9/06       24480                24864             24858                13242                20483               13784
    10/06       26211                26607             26590                13758                21297               14484
    11/06       27569                27959             27952                14169                22213               15146
    12/06       28520                28909             28893                14613                22870               15719
     1/07       28911                29279             29278                14712                23337               15922
     2/07       29527                29885             29872                14831                23746               16057
     3/07       30755                31111             31097                15209                24533               16599
     4/07       32363                32719             32705                15885                25479               17268
     5/07       34244                34600             34585                16163                25856               17957
     6/07       34066                34403             34388                16183                25800               18053
     7/07       34587                34899             34883                15945                25641               18184
     8/07       33380                33660             33659                15695                24289               17418
     9/07       35082                35353             35342                16535                24837               18434
    10/07       37362                37629             37632                17185                26514               19782
    11/07       33663                33882             33884                16620                24334               18148
    12/07       33482                33688             33677                16246                23621               17819
     1/08       29886                30050             30040                14745                21331               16070
     2/08       31347                31501             31491                14956                22344               16697
     3/08       30081                30207             30197                14799                22098               16253
     4/08       31275                31379             31383                15602                22635               16874
     5/08       31425                31504             31509                15754                23093               17383
     6/08       28292                28351             28339                14466                21309               16110
     7/08       26815                26868             26857                14001                20235               14963
     8/08       25606                25635             25640                13434                19487               14204
     9/08       21132                21138             21128                11491                16059               11964
    10/08       15763                15752             15757                 9173                12095                8718
    11/08       14629                14613             14618                 8677                11509                8165
    12/08       15320                15321             15289                 9199                12276                8784

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (8/31/00)      5.25%
 5 Years                 4.73
 1 Year               - 56.76

CLASS B SHARES
Inception (8/31/00)      5.25%
 5 Years                 4.91
 1 Year               - 56.67

CLASS C SHARES
Inception (8/31/00)      5.23%
 5 Years                 5.17
 1 Year               - 55.00

CLASS Y SHARES
Inception                5.98%
 5 Years                 5.94
 1 Year               - 54.19

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES' INCEPTION DATE IS AUGUST 31, 2000.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C AND CLASS Y SHARES WAS 1.48%, 2.23%, 2.23% AND 1.23%, RESPECTIVELY. (1) THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C AND CLASS Y SHARES WAS 1.49%, 2.24%, 2.24% AND 1.24%, RESPECTIVELY. THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

      A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF THE FUND WITHIN 31 DAYS OF PURCHASE. EXCEPTIONS TO THE REDEMPTION FEE ARE LISTED IN THE FUND'S PROSPECTUS.

      HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

------------------
1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

7 AIM INTERNATIONAL SMALL COMPANY FUND

AIM INTERNATIONAL SMALL COMPANY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

-     Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

- Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

- Class Y shares are available to only certain investors. Please see the prospectus for more information.

- Effective Nov. 3, 2008, the Fund reopened to all investors. The Fund had been in limited offering since March 14, 2005.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

- Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

- Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

- The prices of initial public offering (IPO) securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

- Since a large percentage of the Fund's assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

- The prices of securities held by the Fund may decline in response to market risks.

- Nondiversification increases the risk that the value of the Fund's shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

- Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

ABOUT INDEXES USED IN THIS REPORT

- The MSCI EAFE--REGISTERED TRADEMARK-- INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

- The MSCI WORLD EX-US SMALL CAP INDEX is a free float-adjusted market capitalization index that represents the small cap segment in global developed market equity performance excluding the United States.

- The LIPPER INTERNATIONAL SMALL/MID-CAP GROWTH FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper International Small/Mid-Cap Growth Funds category. These funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

- The Chartered Financial Analyst --REGISTERED TRADEMARK-- (CFA--REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

- CPA--REGISTERED TRADEMARK-- and Certified Public Accountant --REGISTERED TRADEMARK-- are trademarks owned by the American Institute of Certified Public Accountants.

- The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

FUND NASDAQ SYMBOLS

Class A Shares   IEGAX
Class B Shares   IEGBX
Class C Shares   IEGCX
Class Y Shares   IEGYX

8 AIM INTERNATIONAL SMALL COMPANY FUND

SCHEDULE OF INVESTMENTS

December 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-92.81%

AUSTRIA-1.25%

Andritz AG                                              125,760    $  3,230,020
===============================================================================


BRAZIL-6.25%

American Banknote S.A.(a)                               325,900       1,523,417
-------------------------------------------------------------------------------
American Banknote S.A.                                1,100,600       5,144,746
-------------------------------------------------------------------------------
Equatorial Energia S.A.                               1,732,800       7,631,234
-------------------------------------------------------------------------------
OdontoPrev S.A.(a)                                      139,600       1,400,550
-------------------------------------------------------------------------------
OdontoPrev S.A.                                          51,500         516,678
===============================================================================
                                                                     16,216,625
===============================================================================


CANADA-6.08%

Genesis Land Development Corp.(b)                     1,208,400       1,191,863
-------------------------------------------------------------------------------
Groupe Aeroplan, Inc.                                   349,200       2,517,145
-------------------------------------------------------------------------------
Onex Corp.                                              221,600       3,333,152
-------------------------------------------------------------------------------
Reitmans (Canada) Ltd.-Class A                          391,700       3,770,030
-------------------------------------------------------------------------------
Sherritt International Corp.                            610,207       1,554,795
-------------------------------------------------------------------------------
Total Energy Trust Ltd.                                 598,190       1,843,762
-------------------------------------------------------------------------------
Transat A.T. Inc.-Class A(c)                            160,300       1,554,712
===============================================================================
                                                                     15,765,459
===============================================================================


CHINA-1.19%

Xinyi Glass Holdings Co. Ltd.                        11,460,000       3,098,570
===============================================================================


FINLAND-1.38%

Nokian Renkaat Oyj                                      318,000       3,582,646
===============================================================================


GERMANY-3.78%

MTU Aero Engines Holding AG                              62,367       1,727,071
-------------------------------------------------------------------------------
Symrise AG                                              244,507       3,470,139
-------------------------------------------------------------------------------
Wirecard AG(b)                                          773,129       4,606,072
===============================================================================
                                                                      9,803,282
===============================================================================


GREECE-4.05%

Intralot S.A.                                         1,172,600       4,913,663
-------------------------------------------------------------------------------
Jumbo S.A.                                              918,000       5,591,870
===============================================================================
                                                                     10,505,533
===============================================================================


HONG KONG-6.62%

First Pacific Co. Ltd.                               30,146,000      10,518,686
-------------------------------------------------------------------------------
Paliburg Holdings Ltd.                               22,942,170       3,670,629
-------------------------------------------------------------------------------
Paliburg Holdings Ltd.-Wts., expiring 11/08/10       25,491,300         101,962
-------------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.             10,367,400       2,876,025
===============================================================================
                                                                     17,167,302
===============================================================================


IRELAND-4.55%

DCC PLC                                                 318,895       4,654,770
-------------------------------------------------------------------------------
Paddy Power PLC                                         380,171       7,131,637
===============================================================================
                                                                     11,786,407
===============================================================================


ISRAEL-0.65%

Israel Discount Bank-Class A                          1,855,973       1,684,262
===============================================================================


ITALY-1.19%

Cementir Holding S.p.A.                                 882,224       3,098,606
===============================================================================


JAPAN-4.84%

EXEDY Corp.                                             357,400       3,568,148
-------------------------------------------------------------------------------
Nippon Ceramic Co., Ltd.                                508,700       4,986,295
-------------------------------------------------------------------------------
Nishio Rent All Co., Ltd.                               242,200       1,748,080
-------------------------------------------------------------------------------
Noritsu Koki Co., Ltd.                                  312,000       2,254,665
===============================================================================
                                                                     12,557,188
===============================================================================


MALAYSIA-9.36%

IGB Corp. Berhad                                     31,876,900      12,759,169
-------------------------------------------------------------------------------
Lion Diversified Holdings Berhad(c)                  25,132,200       2,566,238
-------------------------------------------------------------------------------
Parkson Holdings Berhad                               7,727,360       8,940,572
===============================================================================
                                                                     24,265,979
===============================================================================


NETHERLANDS-4.52%

Aalberts Industries N.V.                                586,484       4,209,937
-------------------------------------------------------------------------------
Koninklijke BAM Groep N.V.(a)                            65,000         587,321
-------------------------------------------------------------------------------
Koninklijke BAM Groep N.V.                              487,688       4,406,606
-------------------------------------------------------------------------------
USG People N.V.                                         192,124       2,509,967
===============================================================================
                                                                     11,713,831
===============================================================================


NEW ZEALAND-1.58%

Freightways Ltd.                                      2,172,027       4,097,140
===============================================================================


NORWAY-1.95%

Petroleum Geo-Services A.S.A.(b)                        519,400       2,134,150
-------------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A.(b)                     571,623       2,927,794
===============================================================================
                                                                      5,061,944
===============================================================================


PHILIPPINES-5.21%

First Gen Corp.                                       8,958,200       1,901,912
-------------------------------------------------------------------------------
Globe Telecom, Inc.                                     326,650       5,310,400
-------------------------------------------------------------------------------
Manila Water Co.                                     15,698,500       4,508,778
-------------------------------------------------------------------------------
PNOC Energy Development Corp.(a)                      4,405,000         182,336
-------------------------------------------------------------------------------
PNOC Energy Development Corp.                        38,508,000       1,593,960
===============================================================================
                                                                     13,497,386
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM INTERNATIONAL SMALL COMPANY FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
SOUTH KOREA-3.61%

CJ Corp.(b)                                              63,059    $  2,060,137
-------------------------------------------------------------------------------
Lotte Confectionery Co., Ltd.                             5,291       5,531,797
-------------------------------------------------------------------------------
Qrix Communications Inc.(c)                             732,732       1,774,310
===============================================================================
                                                                      9,366,244
===============================================================================


SWEDEN-1.53%

Oriflame Cosmetics S.A.-SDR                             135,400       3,963,221
===============================================================================


SWITZERLAND-3.68%

Aryzta AG(b)                                            185,041       5,944,701
-------------------------------------------------------------------------------
Galenica AG                                              11,083       3,586,903
===============================================================================
                                                                      9,531,604
===============================================================================


TAIWAN-1.28%

Hung Poo Real Estate Development Corp.                4,518,243       3,316,973
===============================================================================


THAILAND-0.99%

Siam Commercial Bank PCL                              1,822,100       2,568,554
===============================================================================


UNITED KINGDOM-17.27%

Amlin PLC                                               867,451       4,577,671
-------------------------------------------------------------------------------
Homeserve PLC                                           424,217       6,092,958
-------------------------------------------------------------------------------
IG Group Holdings PLC                                 1,060,852       3,983,259
-------------------------------------------------------------------------------
Inchcape PLC                                          1,201,736         648,007
-------------------------------------------------------------------------------
Informa PLC                                             833,435       2,994,148
-------------------------------------------------------------------------------
Kier Group PLC                                          452,426       6,010,937
-------------------------------------------------------------------------------
Lancashire Holdings Ltd.                                934,000       5,813,679
-------------------------------------------------------------------------------
Mitie Group PLC                                       2,967,423       8,942,069
-------------------------------------------------------------------------------
Savills PLC                                           1,752,153       5,719,529
===============================================================================
                                                                     44,782,257
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $398,745,415)                                          240,661,033
===============================================================================



PREFERRED STOCKS-3.18%

BRAZIL-0.56%

Duratex S.A.-Pfd.                                       227,400       1,450,918
===============================================================================


CANADA-0.20%

FirstService Corp.-Series 1, 7% Pfd.                     36,320         508,480
===============================================================================


GERMANY-2.42%

Fuchs Petrolub AG-Pfd.                                  130,100       6,280,509
===============================================================================
     Total Preferred Stocks (Cost $12,667,648)                        8,239,907
===============================================================================



MONEY MARKET FUNDS-3.76%

Liquid Assets Portfolio-Institutional Class(d)        4,878,761       4,878,761
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)              4,878,761       4,878,761
===============================================================================
     Total Money Market Funds (Cost $9,757,522)                       9,757,522
===============================================================================
TOTAL INVESTMENTS-99.75% (Cost $421,170,585)                        258,658,462
===============================================================================
OTHER ASSETS LESS LIABILITIES-0.25%                                     645,710
===============================================================================
NET ASSETS-100.00%                                                 $259,304,172
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

Pfd.   - Preferred
SDR    - Swedish Depositary Receipt
Wts.   - Warrants


Notes to Schedule of Investments:

(a) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2008 was $3,693,624, which represented 1.42% of the Fund's Net Assets.
(b)   Non-income producing security.
(c) Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The aggregate value of these securities as of December 31, 2008 was $5,895,260, which represented 2.27% of the Fund's Net Assets. See Note 4.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $394,651,096)                           $ 244,779,990
-------------------------------------------------------
Investments in affiliates, at value
  (Cost $26,519,489)                         13,878,472
=======================================================
     Total investments (Cost
       $421,170,585)                        258,658,462
=======================================================
Foreign currencies, at value (Cost
  $2,930,977)                                 2,970,481
-------------------------------------------------------
Receivables for:
  Investments sold                               65,996
-------------------------------------------------------
  Fund shares sold                              516,756
-------------------------------------------------------
  Dividends                                     332,709
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              20,329
-------------------------------------------------------
Other assets                                     28,755
=======================================================
     Total assets                           262,593,488
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                      2,463,200
-------------------------------------------------------
  Dividends                                      70,631
-------------------------------------------------------
  Accrued fees to affiliates                    220,712
-------------------------------------------------------
  Accrued other operating expenses              470,262
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               64,511
=======================================================
     Total liabilities                        3,289,316
=======================================================
Net assets applicable to shares
  outstanding                             $ 259,304,172
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 444,038,003
-------------------------------------------------------
Undistributed net investment income          (1,431,921)
-------------------------------------------------------
Undistributed net realized gain (loss)      (20,828,517)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (162,473,393)
=======================================================
                                          $ 259,304,172
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                   $ 189,189,077
_______________________________________________________
=======================================================
Class B                                   $  19,323,093
_______________________________________________________
=======================================================
Class C                                   $  28,391,205
_______________________________________________________
=======================================================
Class Y                                   $   6,638,332
_______________________________________________________
=======================================================
Institutional Class                       $  15,762,465
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      20,596,029
_______________________________________________________
=======================================================
Class B                                       2,168,977
_______________________________________________________
=======================================================
Class C                                       3,186,745
_______________________________________________________
=======================================================
Class Y                                         721,799
_______________________________________________________
=======================================================
Institutional Class                           1,726,569
_______________________________________________________
=======================================================
Class A:
  Net asset value per share               $        9.19
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $9.19 divided
     by 94.50%)                           $        9.72
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                            $        8.91
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                            $        8.91
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                            $        9.20
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $        9.13
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,832,997)                         $  16,478,337
------------------------------------------------------------------------------------------------
Dividends from affiliates (includes securities lending income of $149,714)             1,367,315
================================================================================================
     Total investment income                                                          17,845,652
================================================================================================


EXPENSES:

Advisory fees                                                                          5,491,804
------------------------------------------------------------------------------------------------
Administrative services fees                                                             170,229
------------------------------------------------------------------------------------------------
Custodian fees                                                                           742,585
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              1,110,252
------------------------------------------------------------------------------------------------
  Class B                                                                                460,877
------------------------------------------------------------------------------------------------
  Class C                                                                                750,062
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and Y                                                   1,171,668
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       2,119
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 34,854
------------------------------------------------------------------------------------------------
Other                                                                                    338,034
================================================================================================
     Total expenses                                                                   10,272,484
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (75,663)
================================================================================================
     Net expenses                                                                     10,196,821
================================================================================================
Net investment income                                                                  7,648,831
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                              (14,764,421)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                  (1,367,521)
================================================================================================
                                                                                     (16,131,942)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of foreign taxes on holdings of $645,814)              (406,789,554)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (31,204)
================================================================================================
                                                                                    (406,820,758)
================================================================================================
Net realized and unrealized gain (loss)                                             (422,952,700)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(415,303,869)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008             2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   7,648,831    $   9,806,533
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (16,131,942)     184,675,828
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                      (406,820,758)     (47,336,530)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations        (415,303,869)     147,145,831
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                     (6,462,996)      (9,525,197)
---------------------------------------------------------------------------------------------------------
  Class B                                                                       (306,690)        (473,898)
---------------------------------------------------------------------------------------------------------
  Class C                                                                       (465,730)        (760,926)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                       (218,002)              --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                           (704,614)        (722,704)
=========================================================================================================
     Total distributions from net investment income                           (8,158,032)     (11,482,725)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                    (13,195,998)    (136,361,072)
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (1,403,160)     (16,097,917)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (2,133,238)     (25,848,347)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                       (445,334)              --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (1,094,398)      (7,976,274)
=========================================================================================================
     Total distributions from net realized gains                             (18,272,128)    (186,283,610)
=========================================================================================================
Share transactions-net:
  Class A                                                                   (178,801,758)      96,431,720
---------------------------------------------------------------------------------------------------------
  Class B                                                                    (24,673,696)      (5,743,754)
---------------------------------------------------------------------------------------------------------
  Class C                                                                    (41,774,712)       6,561,535
---------------------------------------------------------------------------------------------------------
  Class Y                                                                      9,319,745               --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (1,808,025)      27,049,040
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                         (237,738,446)     124,298,541
=========================================================================================================
     Net increase (decrease) in net assets                                  (679,472,475)      73,678,037
=========================================================================================================


NET ASSETS:

  Beginning of year                                                          938,776,647      865,098,610
=========================================================================================================
  End of year (includes undistributed net investment income of
     $(1,431,921) and $(11,603), respectively)                             $ 259,304,172    $ 938,776,647
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM INTERNATIONAL SMALL COMPANY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated

15        AIM INTERNATIONAL SMALL COMPANY FUND
      into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.935%
-------------------------------------------------------------------
Next $250 million                                            0.91%
-------------------------------------------------------------------
Next $500 million                                            0.885%
-------------------------------------------------------------------
Next $1.5 billion                                            0.86%
-------------------------------------------------------------------
Next $2.5 billion                                            0.835%
-------------------------------------------------------------------
Next $2.5 billion                                            0.81%
-------------------------------------------------------------------
Next $2.5 billion                                            0.785%
-------------------------------------------------------------------
Over $10 billion                                             0.76%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $49,081.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $2,067.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the


16        AIM INTERNATIONAL SMALL COMPANY FUND

Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $15,967 in front-end sales commissions from the sale of Class A shares and $3,492, $118,981 and $22,665 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.


  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $ 68,381,388
--------------------------------------
Level 2                   190,277,074
--------------------------------------
Level 3                            --
======================================
                         $258,658,462
______________________________________
======================================



NOTE 4--INVESTMENTS IN OTHER AFFILIATES

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended December 31, 2008.

                                                                        CHANGE IN
                                                                       UNREALIZED
                                   VALUE     PURCHASES    PROCEEDS    APPRECIATION      VALUE    DIVIDEND    REALIZED
                                  12/31/07    AT COST    FROM SALES  (DEPRECIATION)   12/31/08    INCOME   GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
Joongang Construction Co.,
  Ltd.(a)                       $ 7,359,124     $--     $(3,377,669)  $    891,492   $       --  $     --  $(4,872,947)
----------------------------------------------------------------------------------------------------------------------
Lion Diversified Holdings
  Berhad                         14,447,896      --              --    (11,881,658)   2,566,238    69,359           --
----------------------------------------------------------------------------------------------------------------------
Qrix Communication Inc.(a)        7,777,613      --      (1,401,832)    (3,843,039)   1,774,310    93,645     (758,432)
----------------------------------------------------------------------------------------------------------------------
Transat A.T Inc-Class A           5,638,004      --              --     (4,083,292)   1,554,712    54,197           --
======================================================================================================================
  Total Investments in Other
     Affiliates                 $35,222,637     $--     $(4,779,501)  $(18,916,497)  $5,895,260  $217,201  $(5,631,379)
______________________________________________________________________________________________________________________
======================================================================================================================




(a) As of December 31, 2008, the security is no longer considered an affiliate of the Fund.

NOTE 5--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or

17        AIM INTERNATIONAL SMALL COMPANY FUND
common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $131,334.

NOTE 6--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $24,515.

NOTE 7--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $5,031 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                             $ 8,611,595     $ 37,337,028
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                       17,818,565      160,429,307
========================================================================================================
Total distributions                                                         $26,430,160     $197,766,335
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $     175,900
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           (163,319,479)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                          38,730
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (73,762)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (21,555,220)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        444,038,003
================================================================================================
Total net assets                                                                   $ 259,304,172
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.


18        AIM INTERNATIONAL SMALL COMPANY FUND

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $105,121,273 and $323,328,704, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $   5,869,781
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (169,189,260)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(163,319,479)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $421,977,941.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2008, undistributed net investment income was decreased by $911,117, undistributed net realized gain (loss) was decreased by $4,361,810 and shares of beneficial interest increased by $5,272,927. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ----------------------------
                                                               SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     3,944,341     $  66,066,363      6,063,332     $ 164,125,842
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        84,951         1,385,365        139,730         3,619,677
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       293,097         5,060,685        773,005        20,084,980
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    673,854         8,934,904             --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           267,690         5,185,640        752,485        20,235,812
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     2,075,136        18,136,233      5,902,557       130,565,065
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       192,454         1,630,847        735,895        15,645,130
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       285,598         2,421,874      1,144,087        24,323,328
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     72,497           634,351             --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           207,259         1,799,012        393,085         8,698,978
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       398,719         6,695,311        337,998         8,867,674
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (419,058)       (6,695,311)      (350,686)       (8,867,674)
==========================================================================================================================
Reacquired:(c)
  Class A(b)                                                (16,756,417)     (269,699,665)    (7,695,805)     (207,126,861)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,285,848)      (20,994,597)      (618,496)      (16,140,887)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (3,156,900)      (49,257,271)    (1,466,329)      (37,846,773)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    (24,552)         (249,510)            --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (629,201)       (8,792,677)       (67,675)       (1,885,750)
==========================================================================================================================
Net increase (decrease) in share activity                   (13,776,380)    $(237,738,446)     6,043,183     $ 124,298,541
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.


19        AIM INTERNATIONAL SMALL COMPANY FUND

(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the
     Fund:

     CLASS                                                                       SHARES          AMOUNT
     ----------------------------------------------------------------------------------------------------
     Class Y                                                                     637,414      $ 8,522,224
     ----------------------------------------------------------------------------------------------------
     Class A                                                                    (637,414)      (8,522,224)
     ____________________________________________________________________________________________________
     ====================================================================================================




(c) Net of redemption fees of $49,115 and $57,535 allocated among the classes based on relative net assets of each class for the years ended December 31, 2008 and 2007, respectively.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                            NET GAINS
                                                             (LOSSES)
                                NET ASSET                 ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,        NET           (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INVESTMENT    REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD  INCOME (LOSS)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $22.45       $ 0.24(d)     $(12.47)      $(12.23)    $(0.34)       $(0.69)        $(1.03)
Year ended 12/31/07                24.13         0.32(d)        3.79          4.11      (0.38)        (5.41)         (5.79)
Year ended 12/31/06                20.52         0.23(d)        7.54          7.77      (0.23)        (3.93)         (4.16)
Year ended 12/31/05                16.17         0.07           5.12          5.19      (0.05)        (0.79)         (0.84)
Year ended 12/31/04                12.08        (0.03)(d)       4.34          4.31      (0.00)        (0.22)         (0.22)
-----------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                21.58         0.11(d)      (11.94)       (11.83)     (0.15)        (0.69)         (0.84)
Year ended 12/31/07                23.37         0.11(d)        3.67          3.78      (0.16)        (5.41)         (5.57)
Year ended 12/31/06                19.95         0.04(d)        7.32          7.36      (0.01)        (3.93)         (3.94)
Year ended 12/31/05                15.81        (0.05)          4.98          4.93         --         (0.79)         (0.79)
Year ended 12/31/04                11.89        (0.11)(d)       4.25          4.14         --         (0.22)         (0.22)
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                21.57         0.11(d)      (11.93)       (11.82)     (0.15)        (0.69)         (0.84)
Year ended 12/31/07                23.36         0.11(d)        3.67          3.78      (0.16)        (5.41)         (5.57)
Year ended 12/31/06                19.94         0.04(d)        7.32          7.36      (0.01)        (3.93)         (3.94)
Year ended 12/31/05                15.81        (0.05)          4.97          4.92         --         (0.79)         (0.79)
Year ended 12/31/04                11.89        (0.11)(d)       4.25          4.14         --         (0.22)         (0.22)
-----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)             13.37         0.03(d)       (3.17)        (3.14)     (0.34)        (0.69)         (1.03)
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                22.47         0.32(d)      (12.52)       (12.20)     (0.45)        (0.69)         (1.14)
Year ended 12/31/07                24.14         0.43(d)        3.80          4.23      (0.49)        (5.41)         (5.90)
Year ended 12/31/06                20.52         0.33(d)        7.55          7.88      (0.33)        (3.93)         (4.26)
Year ended 12/31/05(f)             18.73         0.03           2.61          2.64      (0.06)        (0.79)         (0.85)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

                                                                             RATIO OF          RATIO OF
                                                                             EXPENSES          EXPENSES
                                                                            TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                                            NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                  NET ASSET                NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                 VALUE, END     TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE
                                OF PERIOD(a)  RETURN(b)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08                $ 9.19       (54.24)%    $189,189           1.57%(e)          1.58%(e)        1.38%(e)
Year ended 12/31/07                 22.45        17.39       694,568           1.47              1.50            1.16
Year ended 12/31/06                 24.13        38.18       635,318           1.54              1.58            0.93
Year ended 12/31/05                 20.52        32.21       451,630           1.61              1.64            0.42
Year ended 12/31/04                 16.17        35.83       257,579           1.83              1.85           (0.19)
-------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                  8.91       (54.61)       19,323           2.32(e)           2.33(e)         0.63(e)
Year ended 12/31/07                 21.58        16.54        77,598           2.22              2.25            0.41
Year ended 12/31/06                 23.37        37.20        86,236           2.29              2.33            0.18
Year ended 12/31/05                 19.95        31.28        76,626           2.35              2.38           (0.32)
Year ended 12/31/04                 15.81        34.94        47,942           2.48              2.50           (0.84)
-------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                  8.91       (54.58)       28,391           2.32(e)           2.33(e)         0.63(e)
Year ended 12/31/07                 21.57        16.53       124,359           2.22              2.25            0.41
Year ended 12/31/06                 23.36        37.21       124,161           2.29              2.33            0.18
Year ended 12/31/05                 19.94        31.22       102,861           2.35              2.38           (0.32)
Year ended 12/31/04                 15.81        34.94        47,818           2.48              2.50           (0.84)
-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)               9.20       (23.08)        6,638           1.63(e)(g)        1.63(e)(g)      1.32(e)(g)
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                  9.13       (54.02)       15,762           1.13(e)           1.14(e)         1.82(e)
Year ended 12/31/07                 22.47        17.90        42,253           1.08              1.11            1.55
Year ended 12/31/06                 24.14        38.73        19,384           1.14              1.18            1.33
Year ended 12/31/05(f)              20.52        14.19           972           1.18(g)           1.21(g)         0.85(g)
_________________________________________________________________________________________________________________________
=========================================================================================================================

                                 PORTFOLIO
                                TURNOVER(c)
-------------------------------------------
CLASS A
Year ended 12/31/08                  19%
Year ended 12/31/07                  40
Year ended 12/31/06                  69
Year ended 12/31/05                  60
Year ended 12/31/04                  87
-------------------------------------------
CLASS B
Year ended 12/31/08                  19
Year ended 12/31/07                  40
Year ended 12/31/06                  69
Year ended 12/31/05                  60
Year ended 12/31/04                  87
-------------------------------------------
CLASS C
Year ended 12/31/08                  19
Year ended 12/31/07                  40
Year ended 12/31/06                  69
Year ended 12/31/05                  60
Year ended 12/31/04                  87
-------------------------------------------
CLASS Y
Year ended 12/31/08(f)               19
-------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                  19
Year ended 12/31/07                  40
Year ended 12/31/06                  69
Year ended 12/31/05(f)               60
___________________________________________
===========================================





(a) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $444,101, $46,088, $75,006, $6,648 and $32,581 for Class A, Class B, Class C, Class
     Y, and Institutional Class shares, respectively.
(f) Commencement date of Class Y and Institutional Class shares was October 3, 2008 and October 25, 2005, respectively.
(g)  Annualized.


20        AIM INTERNATIONAL SMALL COMPANY FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


21        AIM INTERNATIONAL SMALL COMPANY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Funds Group and Shareholders of AIM International Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Small Company Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas



22        AIM INTERNATIONAL SMALL COMPANY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $541.60        $6.43       $1,016.79       $ 8.42       1.66%
---------------------------------------------------------------------------------------------------
        B            1,000.00        539.40         9.33        1,013.02        12.19       2.41
---------------------------------------------------------------------------------------------------
        C            1,000.00        539.70         9.33        1,013.02        12.19       2.41
---------------------------------------------------------------------------------------------------
        Y            1,000.00        769.20         3.55        1,016.94         8.26       1.63
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM INTERNATIONAL SMALL COMPANY FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $542.90        $4.58       $1,019.20       $5.99        1.18%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM INTERNATIONAL SMALL COMPANY FUND

Supplement to Annual Report dated 12/31/08

AIM INTERNATIONAL SMALL COMPANY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception     6.14%
5 Years       6.21
1 Year      -54.02

Institutional Class shares' inception date is October 25, 2005. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares' inception date is August 31, 2000.

      Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.09%.(1) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.10%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund's prospectus.

      Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

----------

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

NASDAQ SYMBOL   IEGIX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   ISC-INS-1   Invesco Aim Distributors, Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                 $      23,123,565
     Qualified Dividend Income*                                  82.00%
     Corporate Dividends Received
       Deduction*                                                    0%
     Foreign Taxes                                    $0.0608 per share
     Foreign Source Income                            $0.7392 per share



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 99.92%, 99.93%, 99.93%, and 99.90%, respectively.


24        AIM INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1987          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1992          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




25        AIM INTERNATIONAL SMALL COMPANY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1992          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






26        AIM INTERNATIONAL SMALL COMPANY FUND

[GO PAPERLESS GRAPHIC]

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

- ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of trees used to produce paper.

- ECONOMICAL. Help reduce your fund's printing and delivery expenses and put more capital back in your fund's returns.

- EFFICIENT. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

- EASY. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AIM--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

      It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

                                                              [INVESCO AIM LOGO]
                                                                -SERVICE MARK-

             invescoaim.com  ISC-AR-1  Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM MID CAP BASIC VALUE FUND
- SERVICE MARK -        Annual Report to Shareholders - December 31, 2008

                               [MOUNTAIN GRAPHIC]

      2 Letters to Shareholders

      4 Performance Summary

      4 Management Discussion

      6 Long-Term Fund Performance

      8 Supplemental Information

      9 Schedule of Investments

      11 Financial Statements

      14 Notes to Financial Statements

      20 Financial Highlights

      22 Auditor's Report

      23 Fund Expenses

      24 Tax Information

      25 Trustees and Officers

[TAYLOR PHOTO]

Philip Taylor

Dear Shareholder:

In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

MARKET OVERVIEW

At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

      In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them - but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

      In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

      As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

      - INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

      - DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

      - STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

      A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

      It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

      While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

      If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

      Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim


1     U.S. Federal Reserve;

2     Bureau of Labor Statistics;

3     FactSet Research;

4     Wall Street Journal

2 AIM MID CAP BASIC VALUE FUND

[CROCKETT PHOTO]

Bruce Crockett

Dear Fellow Shareholders:

Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

      In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

      A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

      Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

      As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

      While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,


/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM MID CAP BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

For the fiscal year ended December 31, 2008, all share classes of AIM Mid Cap Basic Value Fund, at net asset value (NAV), underperformed the Russell Midcap Value Index, the S&P 500 Index and the Lipper Mid-Cap Value Funds Index.#

      Drivers of performance were primarily stock specific. We attribute the Fund's underperformance versus its indexes mainly to below-market returns from select investments in the financials and consumer discretionary sectors. Other investments in the consumer discretionary and industrials sectors were among the largest positive contributors to Fund performance during the year.

      Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                            -51.38%
Class B Shares                                            -51.76
Class C Shares                                            -51.72
Class R Shares                                            -51.46
Class Y Shares*                                           -51.38
S&P 500 Index# (Broad Market Index)                       -36.99
Russell Midcap Value Index# (Style-Specific Index)        -38.44
Lipper Mid-Cap Value Funds Index# (Peer Group Index)      -39.71


#     Lipper Inc.

* Share class incepted during the fiscal year. See page 7 for a detailed explanation of Fund performance.

HOW WE INVEST

We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value -- a value that is based on the estimated future cash flows generated by the business. The Fund's philosophy is based on key elements that we believe have extensive empirical evidence:

- Company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company's stock price.

- Market prices are more volatile than business values, partly because investors regularly overreact to negative news.

- Long-term investment results are a function of the level and growth of business value in the portfolio.

PORTFOLIO COMPOSITION

By sector

Consumer Discretionary            24.8%
Information Technology            22.2
Financials                        19.3
Health Care                       18.7
Industrials                        6.7
Consumer Staples                   5.7
Money Market Funds Plus
Other Assets Less Liabilities      2.6

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.


*     Excluding money market fund holdings.

      Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund's short-term relative performance will naturally be different than the stock market and peers and have little information value since we simply don't own the same stocks.

MARKET CONDITIONS AND YOUR FUND

Equity markets declined sharply during the fiscal year as the financial crisis intensified and the global economy weakened. (1)

TOP FIVE INDUSTRIES

1. Semiconductor Equipment        9.7%
2. Managed Health Care            6.8
3. Apparel Retail                 6.6
4. Health Care Distributors       6.1
5. Specialized Finance            5.2

Total Net Assets                  $98.0 million

Total Number of Holdings*          43

      The financials sector was the largest detractor to the Fund during the fiscal year as the credit crisis intensified and a liquidity crisis emerged. Financial holdings XL CAPITAL and NATIONAL FINANCIAL PARTNERS (NFP) were among the largest detractors from Fund performance. Along with many other companies, XL Capital suffered from credit-related concerns during the year. We believe the company is undervalued, given its equity base and global reinsurance platform. We continued to own XL Capital at year end.

      NFP, an owner of life insurance and benefit agencies, had its acquisition-driven business model called into question after the company posted disappointing revenue and earnings throughout the year. As the credit crisis intensified, NFP also faced the prospect of violating certain debt covenants, although amendments received late in the year diminished this risk and increased operating flexibility. Consequently, we believe NFP can navigate the sluggish sales environment and exit the year with lower debt and an intact franchise that is worth substantially more than the current stock price.

      Outside of financials, apparel company LIZ CLAIBORNE was also a significant detractor to performance in 2008. Liz Claiborne's stock fell in 2008 as its financial results worsened due to weakness in consumer spending. Furthermore, with tighter credit markets, investors also feared that Liz Claiborne would not be able to refinance the portion of its debt that matures in 2009. We remained owners of the stock at year end as we believe the company may successfully refinance its debt, and we see value and profit growth opportunity in its brands, including Juicy Couture, Lucky Brand and Liz Claiborne New York under new designer Isaac Mizrahi.

      APOLLO GROUP, an operator of for-profit schools, including the University of Phoenix, was the largest single contributor

TOP 10 EQUITY HOLDINGS*

1. ASML Holding N.V.                  5.6%
2. Molson Coors Brewing Co.-Class B   4.3
3. Moody's Corp.                      4.1
4. Robert Half International, Inc.    3.9
5. KLA-Tencor Corp.                   3.6
6. Aetna Inc.                         3.5
7. Tempur-Pedic International Inc.    3.5
8. Dell Inc.                          3.4
9. Abercrombie & Fitch Co.-Class A    3.3
10. Coventry Health Care, Inc.        3.3

4 AIM MID CAP BASIC VALUE FUND
to Fund performance in 2008. We bought shares of Apollo Group at a significant discount to our assessment of its intrinsic value in spring 2008 after the company reported disappointing short-term financial results. At that time, investors also feared that students would lack access to federal loans for college, a development we viewed as unlikely or, at worst, short-term in nature. As financial results improved and worries over federal loans faded, Apollo Group's stock rose significantly, ending the year up more than 70% from our average purchase price.

      While bear markets like the current one are painful to live through, we believe they can actually improve long-term results because of the extraordinary investment opportunities that arise due to investor fear and short-term focus. At year end, we saw compelling investment opportunities across many different sectors.

CONTEXT FOR RESULTS

It's important to remember that what many now consider to be great historic buying opportunities were at the time quite frightening events. History and common sense indicate this crisis will pass, and we believe it will prove to be a historic buying opportunity for U.S. stocks. The timing and level of any market bottom is uncertain, but we believe the absolute return opportunity from recent year-end levels will prove compelling.

      The current bear market represents one of the three greatest declines in the past 60 years. (2) Following the 2000 to 2002 Nasdaq decline, investors learned what a permanent loss of capital looks and feels like. While the Nasdaq remains about 69% below its 2000 peak, (3) our losses during 2002 proved temporary as a new high was achieved in 2003.

      What's the reason for the different experience? Our strategy emphasizes fundamental business value and this value grew during this period despite a recession and the bear market in stock prices. Once the market environment improved, prices reverted to fundamental value. We see a similar situation unfolding in this bear market. Our estimate of portfolio intrinsic value is marginally higher today than in 2007, yet the market price of the portfolio has declined by about 50%.

PORTFOLIO ASSESSMENT

We believe the single most important indicator of the way AIM Mid Cap Basic Value Fund is positioned for potential future success is not our recent investment results nor popular statistical measures, but rather the difference between current market prices and the portfolio's estimated intrinsic value -- the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding. During the year, we believe the estimated intrinsic value of the portfolio grew slightly despite permanent losses in some of our financial sector investments.

      At the close of the year, the difference between the market price and the estimated intrinsic value of the portfolio was at record levels and has produced the most favorable capital appreciation opportunity in the Fund's history, in our opinion. While there is no assurance that market value will ever reflect our estimate of the portfolio's intrinsic value, we believe the large gap between price and estimated value may stack the odds in favor of above-average capital appreciation once capital markets normalize.

IN CLOSING

We are among the largest shareholders of the Fund, and we too are disappointed with our results in 2008. Yet, looking forward, we are excited about the opportunities the current crisis has created. As we have pointed out many times, the distinctive nature of our strategy will naturally produce results that are either above or below the market in the short term. We understand it can be distressing to shareholders when results lag the market as they have this year. We do not have any special insight into the magnitude or duration of this bear market, but historically, valuation opportunities of this magnitude have not lasted for very long. Ironically, part of our 2008 underperformance was due to our efforts to capitalize on these valuation opportunities should they have proved short lived. Regardless of duration, our process is designed to exploit this type of period, and we believe patient shareholders may reap the benefits of recent investments as most of these recent losses may again prove temporary.

      We thank you for your investment in AIM Mid Cap Basic Value Fund and for sharing our long-term investment horizon.

1     Lipper Inc.

2     The Leuthold Group

3     Bloomberg L.P.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[COLEMAN PHOTO]

R. CANON COLEMAN II

Chartered Financial Analyst, portfolio manager, is lead manager of AIM Mid Cap Basic Value Fund. Mr. Coleman earned a B.S. and an M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.

[CHAPMAN PHOTO]

MICHAEL CHAPMAN

Chartered Financial Analyst, portfolio manager, is manager of AIM Mid Cap Basic Value Fund. Mr. Chapman earned a B.S. in petroleum engineering and an M.A. in energy and mineral resources from The University of Texas at Austin.

[EDWARDS PHOTO]

JONATHAN EDWARDS

Portfolio manager, is manager of AIM Mid Cap Basic Value Fund. Mr. Edwards earned a B.S. in economics from Texas A&M University and an M.B.A. from The University of Texas at Austin.

[SIMON PHOTO]

MICHAEL SIMON

Chartered Financial Analyst, senior portfolio manager, is manager of AIM Mid Cap Basic Value Fund. Mr. Simon earned a B.B. A. in finance from Texas Christian University and an M.B.A. from the University of Chicago.

[STANLEY PHOTO]

BRET STANLEY

Chartered Financial Analyst, senior portfolio manager, is manager of AIM Mid Cap Basic Value Fund. Mr. Stanley earned a B.B.A. in finance from The University of Texas at Austin and an M.S. in finance from the University of Houston.

Assisted by the Basic Value Team

5 AIM MID CAP BASIC VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.

      Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 AIM MID CAP BASIC VALUE FUND

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES SINCE INCEPTION

Fund and index data from 12/31/01

                AIM              AIM             AIM
            Mid Cap Basic    Mid Cap Basic   Mid Cap Basic
             Value Fund-      Value Fund-     Value Fund-                       Russell Midcap      Lipper Mid-Cap
  Date     Class A Shares   Class B Shares   Class C Shares   S&P 500 Index(1)  Value Index(1)   Value Funds Index(1)
--------   --------------   --------------   --------------   ----------------  --------------   --------------------
12/31/01     $  9450           $  10000        $  10000         $ 10000           $ 10000           $  10000
    1/02        9431               9980            9970            9854             10101               9959
    2/02        9507              10050           10040            9664             10265               9995
    3/02       10357              10949           10939           10028             10790              10623
    4/02       10121              10700           10690            9420             10783              10594
    5/02        9999              10560           10550            9351             10766              10439
    6/02        9101               9600            9600            8685             10286               9701
    7/02        8099               8540            8541            8008              9279               8750
    8/02        8137               8570            8570            8061              9387               8774
    9/02        7211               7589            7590            7185              8439               8007
   10/02        7494               7889            7890            7817              8707               8278
   11/02        8279               8709            8700            8277              9256               8946
   12/02        7778               8179            8180            7791              9036               8534
    1/03        7637               8019            8019            7587              8785               8327
    2/03        7410               7779            7780            7473              8640               8141
    3/03        7410               7779            7780            7545              8669               8174
    4/03        7968               8360            8350            8167              9328               8801
    5/03        8847               9279            9270            8597             10149               9593
    6/03        8931               9359            9360            8706             10220               9741
    7/03        9480               9929            9930            8860             10538              10048
    8/03        9820              10278           10280            9032             10912              10498
    9/03        9499               9938            9930            8937             10827              10343
   10/03       10066              10528           10520            9442             11622              11060
   11/03       10208              10669           10660            9525             11959              11405
   12/03       10661              11139           11130           10024             12475              11870
    1/04       10992              11469           11469           10208             12804              12212
    2/04       11275              11769           11760           10350             13121              12554
    3/04       11304              11789           11780           10194             13142              12535
    4/04       11228              11700           11690           10034             12586              12199
    5/04       11313              11790           11780           10171             12909              12362
    6/04       11597              12080           12070           10369             13369              12811
    7/04       11078              11519           11519           10026             13007              12313
    8/04       10832              11269           11259           10066             13217              12277
    9/04       11115              11559           11550           10175             13601              12689
   10/04       11115              11539           11539           10331             13916              12885
   11/04       11928              12379           12379           10749             14856              13712
   12/04       12400              12870           12860           11114             15432              14190
    1/05       12126              12580           12569           10843             15073              13842
    2/05       12343              12800           12789           11071             15599              14278
    3/05       12173              12611           12609           10876             15552              14159
    4/05       11786              12211           12199           10669             15142              13552
    5/05       12240              12671           12659           11009             15768              14170
    6/05       12664              13111           13099           11024             16283              14524
    7/05       13109              13551           13539           11434             17059              15181
    8/05       12920              13351           13339           11330             16926              15082
    9/05       13015              13440           13439           11422             17155              15142
   10/05       12939              13350           13349           11231             16630              14653
   11/05       13506              13920           13919           11655             17217              15273
   12/05       13685              14100           14089           11660             17384              15432
    1/06       14044              14459           14459           11968             18138              16124
    2/06       13996              14409           14399           12001             18310              16088

1 Lipper Inc.

                                [MOUNTAIN CHART]

    3/06       14233              14639           14629           12150             18709              16478
    4/06       14298              14699           14689           12313             18889              16672
    5/06       13533              13900           13899           11959             18494              16178
    6/06       13315              13669           13658           11975             18605              16112
    7/06       13117              13459           13448           12049             18499              15881
    8/06       13636              13978           13968           12335             19018              16253
    9/06       13778              14118           14108           12653             19261              16533
   10/06       14278              14618           14607           13065             20041              17153
   11/06       14467              14808           14797           13313             20688              17749
   12/06       14842              15173           15173           13500             20899              17848
    1/07       15379              15721           15709           13704             21543              18313
    2/07       15411              15745           15732           13436             21671              18448
    3/07       15712              16041           16028           13586             21914              18667
    4/07       16474              16817           16804           14188             22602              19394
    5/07       17236              17570           17557           14683             23380              20174
    6/07       17247              17581           17567           14439             22714              19872
    7/07       16314              16623           16610           13992             21448              18893
    8/07       16044              16327           16312           14201             21382              18781
    9/07       16399              16681           16678           14732             21908              19295
   10/07       17086              17377           17362           14966             21991              19599
   11/07       16550              16807           16790           14340             20832              18541
   12/07       16224              16469           16453           14241             20601              18493
    1/08       15630              15863           15848           13387             19663              17520
    2/08       15036              15244           15229           12952             19014              17122
    3/08       13850              14032           14031           12896             18821              16815
    4/08       14574              14765           14751           13524             19968              17790
    5/08       14811              14992           14978           13699             20676              18592
    6/08       12676              12821           12820           12545             18833              17084
    7/08       13114              13262           13249           12440             18617              16639
    8/08       13613              13755           13741           12620             19149              16977
    9/08       12330              12442           12441           11497             17416              14975
   10/08        8746               8833            8819            9566             13453              11796
   11/08        7548               7609            7608            8879             12092              10654
   12/08        7888               7945            7946            8973             12681              11150

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (12/31/01)     -3.33%
   5 Years               -6.91
   1 Year               -54.07

CLASS B SHARES
Inception (12/31/01)     -3.23%
   5 Years               -6.79
   1 Year               -53.79

CLASS C SHARES
Inception (12/31/01)     -3.23%
   5 Years               -6.52
   1 Year               -52.13

CLASS R SHARES
Inception                -2.73%
   5 Years               -6.03
   1 Year               -51.46

CLASS Y SHARES
Inception                -2.55%
   5 Years               -5.85
   1 Year               -51.38

CLASS R SHARES' INCEPTION DATE IS APRIL 30, 2004. RETURNS SINCE THAT DATE ARE HISTORICAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF HISTORICAL CLASS R SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS R SHARES) AT NET ASSET VALUE, ADJUSTED TO REFLECT THE HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS R SHARES. CLASS A SHARES' INCEPTION DATE IS DECEMBER 31, 2001.

      CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES INCEPTION DATE IS DECEMBER 31, 2001.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES.

      THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.43%, 2.18%, 2.18%, 1.68% AND 1.18%,
RESPECTIVELY. THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

7 AIM MID CAP BASIC VALUE FUND

AIM MID CAP BASIC VALUE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

-     Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

- Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

- Class Y shares are available to only certain investors. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- Since a large percentage of the Fund's assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

- Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

- The Fund may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counterparty risk -- the risk that the other party will not complete the transaction with the Fund.

- There is no guarantee that the investment techniques and risk analysis used by the Fund's portfolio managers will produce the desired results.

- The prices of securities held by the fund may decline in response to market risks.

- The Fund invests in "value" stocks, which can continue to be inexpensive for long periods of time and may never realize their full value.

ABOUT INDEXES USED IN THIS REPORT

- The S&P 500--REGISTERED TRADEMARK-- INDEX is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

- The RUSSELL MIDCAP--REGISTERED TRADEMARK-- VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Company. Russell--REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

- The LIPPER MID-CAP VALUE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Mid-Cap Value Funds category. These funds have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

- The NATIONAL ASSOCIATION OF SECURITIES DEALERS AUTOMATED QUOTATION SYSTEM COMPOSITE INDEX (the Nasdaq) is a price-only, market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

OTHER INFORMATION

- The Chartered Financial Analyst --REGISTERED TRADEMARK-- (CFA--REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

- The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

FUND NASDAQ SYMBOLS
Class A Shares          MDCAX
Class B Shares          MDCBX
Class C Shares          MDCVX
Class R Shares          MDCRX
Class Y Shares          MDCYX

8 AIM MID CAP BASIC VALUE FUND

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS-97.34%

ADVERTISING-4.29%

Interpublic Group of Cos., Inc. (The)(b)(c)             785,658    $  3,111,206
-------------------------------------------------------------------------------
Omnicom Group Inc.                                       40,600       1,092,952
===============================================================================
                                                                      4,204,158
===============================================================================


APPAREL RETAIL-6.59%

Abercrombie & Fitch Co.-Class A(b)                      138,400       3,192,888
-------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                          78,690         736,538
-------------------------------------------------------------------------------
J. Crew Group, Inc.(b)(c)                               112,529       1,372,854
-------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(b)                           85,700       1,160,378
===============================================================================
                                                                      6,462,658
===============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-1.38%

Liz Claiborne, Inc.(b)(c)                               521,124       1,354,922
===============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-2.20%

Legg Mason, Inc.(b)                                      98,400       2,155,944
===============================================================================


BREWERS-4.31%

Molson Coors Brewing Co.-Class B                         86,286       4,221,111
===============================================================================


COMMUNICATIONS EQUIPMENT-2.14%

Plantronics, Inc.                                       159,196       2,101,387
===============================================================================


COMPUTER HARDWARE-4.53%

Dell Inc.(c)                                            325,412       3,332,219
-------------------------------------------------------------------------------
Sun Microsystems, Inc.(c)                               290,100       1,108,182
===============================================================================
                                                                      4,440,401
===============================================================================


CONSTRUCTION & ENGINEERING-2.82%

Shaw Group Inc. (The)(c)                                135,106       2,765,620
===============================================================================


CONSUMER FINANCE-3.23%

American Express Co.                                     64,600       1,198,330
-------------------------------------------------------------------------------
SLM Corp.(c)                                            221,400       1,970,460
===============================================================================
                                                                      3,168,790
===============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-3.18%

VeriFone Holdings, Inc.(b)(c)                           424,634       2,080,706
-------------------------------------------------------------------------------
Western Union Co.                                        72,467       1,039,177
===============================================================================
                                                                      3,119,883
===============================================================================


EDUCATION SERVICES-2.94%

Apollo Group Inc.-Class A(c)                             37,548       2,876,928
===============================================================================


HEALTH CARE DISTRIBUTORS-6.13%

Cardinal Health, Inc.                                    83,794       2,888,379
-------------------------------------------------------------------------------
McKesson Corp.                                           80,562       3,120,166
===============================================================================
                                                                      6,008,545
===============================================================================


HEALTH CARE EQUIPMENT-1.66%

Advanced Medical Optics, Inc.(b)(c)                     202,745       1,340,144
-------------------------------------------------------------------------------
Symmetry Medical Inc.(c)                                 35,718         284,673
===============================================================================
                                                                      1,624,817
===============================================================================


HEALTH CARE SUPPLIES-1.97%

Cooper Cos., Inc. (The)                                 117,559       1,927,968
===============================================================================


HOME FURNISHINGS-3.48%

Tempur-Pedic International Inc.(b)(c)                   481,729       3,415,459
===============================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-3.87%

Robert Half International, Inc.(b)                      182,065       3,790,593
===============================================================================


INSURANCE BROKERS-0.72%

National Financial Partners Corp.(c)                    231,414         703,499
===============================================================================


INTERNET SOFTWARE & SERVICES-0.67%

DealerTrack Holdings Inc.(c)                             55,500         659,895
===============================================================================


INVESTMENT BANKING & BROKERAGE-3.92%

FBR Capital Markets Corp.(c)                            609,493       2,962,136
-------------------------------------------------------------------------------
Morgan Stanley                                           54,800         878,992
===============================================================================
                                                                      3,841,128
===============================================================================


LIFE SCIENCES TOOLS & SERVICES-2.16%

Waters Corp.(c)                                          57,850       2,120,203
===============================================================================


MANAGED HEALTH CARE-6.75%

Aetna Inc.                                              120,216       3,426,156
-------------------------------------------------------------------------------
Coventry Health Care, Inc.(c)                           214,108       3,185,927
===============================================================================
                                                                      6,612,083
===============================================================================


MOVIES & ENTERTAINMENT-3.16%

Viacom Inc.-Class B(c)                                  162,700       3,101,062
===============================================================================


PERSONAL PRODUCTS-1.39%

Bare Escentuals, Inc.(b)(c)                             260,000       1,359,800
===============================================================================


PROPERTY & CASUALTY INSURANCE-1.28%

XL Capital Ltd.-Class A                                 338,812       1,253,604
===============================================================================


PUBLISHING-2.96%

McGraw-Hill Cos., Inc. (The)                            124,900       2,896,431
===============================================================================


REGIONAL BANKS-2.72%

Zions Bancorp                                           108,645       2,662,889
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM MID CAP BASIC VALUE FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT-9.67%

ASML Holding N.V. (Netherlands)                         305,703    $  5,481,794
-------------------------------------------------------------------------------
Brooks Automation, Inc.(c)                               82,516         479,418
-------------------------------------------------------------------------------
KLA-Tencor Corp.(b)                                     161,347       3,515,751
===============================================================================
                                                                      9,476,963
===============================================================================


SEMICONDUCTORS-2.03%

Maxim Integrated Products, Inc.                         174,393       1,991,568
===============================================================================


SPECIALIZED FINANCE-5.19%

CIT Group, Inc.                                         236,796       1,075,054
-------------------------------------------------------------------------------
Moody's Corp.                                           199,849       4,014,966
===============================================================================
                                                                      5,090,020
===============================================================================
     Total Common Stocks (Cost $163,326,211)                         95,408,329
===============================================================================



MONEY MARKET FUNDS-3.41%

Liquid Assets Portfolio-Institutional Class(d)        1,671,128       1,671,128
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)              1,671,128       1,671,128
===============================================================================
     Total Money Market Funds (Cost $3,342,256)                       3,342,256
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-100.75% (Cost $166,668,467)                                  98,750,585
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-15.69%

Liquid Assets Portfolio-Institutional Class (Cost
  $15,374,845)(d)(e)                                 15,374,845      15,374,845
===============================================================================
TOTAL INVESTMENTS-116.44%
  (Cost $182,043,312)                                               114,125,430
===============================================================================
OTHER ASSETS LESS LIABILITIES-(16.44)%                              (16,115,382)
===============================================================================
NET ASSETS-100.00%                                                 $ 98,010,048
===============================================================================



Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM MID CAP BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $163,326,211)*                          $ 95,408,329
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  18,717,101
======================================================
     Total investments (Cost
       $182,043,312)                       114,125,430
======================================================
Receivables for:
  Investments sold                           1,263,275
------------------------------------------------------
  Fund shares sold                             218,678
------------------------------------------------------
  Dividends                                     64,153
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             13,492
------------------------------------------------------
Other assets                                    27,690
======================================================
     Total assets                          115,712,718
======================================================


LIABILITIES:

Payables for:
  Investments purchased                      1,862,341
------------------------------------------------------
  Fund shares reacquired                       301,491
------------------------------------------------------
  Dividends                                      8,012
------------------------------------------------------
  Collateral upon return of securities
     loaned                                 15,374,845
------------------------------------------------------
  Accrued fees to affiliates                    70,939
------------------------------------------------------
  Accrued other operating expenses              54,918
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              30,124
======================================================
     Total liabilities                      17,702,670
======================================================
Net assets applicable to shares
  outstanding                             $ 98,010,048
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $186,662,097
------------------------------------------------------
Undistributed net investment income            290,486
------------------------------------------------------
Undistributed net realized gain (loss)     (21,020,248)
------------------------------------------------------
Unrealized appreciation (depreciation)     (67,922,287)
======================================================
                                          $ 98,010,048
======================================================



NET ASSETS:

Class A                                   $ 46,084,705
======================================================
Class B                                   $ 12,168,141
======================================================
Class C                                   $  7,772,556
======================================================
Class R                                   $  1,032,227
======================================================
Class Y                                   $  3,006,458
======================================================
Institutional Class                       $ 27,945,961
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      8,153,795
======================================================
Class B                                      2,294,986
======================================================
Class C                                      1,466,022
======================================================
Class R                                        184,615
======================================================
Class Y                                        531,973
======================================================
Institutional Class                          4,795,584
======================================================
Class A:
  Net asset value per share               $       5.65
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $5.65 divided
     by 94.50%)                           $       5.98
======================================================
Class B:
  Net asset value and offering price
     per share                            $       5.30
======================================================
Class C:
  Net asset value and offering price
     per share                            $       5.30
======================================================
Class R:
  Net asset value and offering price
     per share                            $       5.59
======================================================
Class Y:
  Net asset value and offering price
     per share                            $       5.65
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       5.83
======================================================



* At December 31, 2008, securities with an aggregate value of $15,283,177 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM MID CAP BASIC VALUE FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $26,066)                            $   2,557,613
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $373,885)                                                                           563,042
================================================================================================
     Total investment income                                                           3,120,655
================================================================================================


EXPENSES:

Advisory fees                                                                          1,358,147
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            11,457
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                217,225
------------------------------------------------------------------------------------------------
  Class B                                                                                266,950
------------------------------------------------------------------------------------------------
  Class C                                                                                159,993
------------------------------------------------------------------------------------------------
  Class R                                                                                  6,573
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                  532,706
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       1,018
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 21,208
------------------------------------------------------------------------------------------------
Other                                                                                    224,144
================================================================================================
     Total expenses                                                                    2,849,421
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (22,530)
================================================================================================
     Net expenses                                                                      2,826,891
================================================================================================
Net investment income                                                                    293,764
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(218,327))                                                       (19,684,220)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      11,636
================================================================================================
                                                                                     (19,672,584)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (100,201,231)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      (4,416)
================================================================================================
                                                                                    (100,205,647)
================================================================================================
Net realized and unrealized gain (loss)                                             (119,878,231)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(119,584,467)
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM MID CAP BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008             2007
----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                      $     293,764    $  1,213,784
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (19,672,584)     32,018,457
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (100,205,647)    (11,242,671)
==========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (119,584,467)     21,989,570
==========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                               --        (465,258)
----------------------------------------------------------------------------------------------------------
  Class R                                                                               --          (2,312)
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                                   --        (634,499)
==========================================================================================================
     Total distributions from net investment income                                    --       (1,102,069)
==========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                       (6,597,218)    (10,506,012)
----------------------------------------------------------------------------------------------------------
  Class B                                                                       (1,873,715)     (4,087,313)
----------------------------------------------------------------------------------------------------------
  Class C                                                                       (1,230,219)     (2,383,619)
----------------------------------------------------------------------------------------------------------
  Class R                                                                         (146,463)        (92,324)
----------------------------------------------------------------------------------------------------------
  Class Y                                                                         (421,912)             --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                           (3,865,939)     (5,850,220)
==========================================================================================================
     Total distributions from net realized gains                               (14,135,466)    (22,919,488)
==========================================================================================================
Share transactions-net:
  Class A                                                                       (4,959,698)      2,313,585
----------------------------------------------------------------------------------------------------------
  Class B                                                                      (11,111,315)    (10,356,322)
----------------------------------------------------------------------------------------------------------
  Class C                                                                       (5,584,349)     (1,352,665)
----------------------------------------------------------------------------------------------------------
  Class R                                                                        1,146,395         652,416
----------------------------------------------------------------------------------------------------------
  Class Y                                                                        4,418,452              --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                           (1,483,236)     23,538,871
==========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                            (17,573,751)     14,795,885
==========================================================================================================
     Net increase (decrease) in net assets                                    (151,293,684)     12,763,898
==========================================================================================================


NET ASSETS:

  Beginning of year                                                            249,303,732     236,539,834
==========================================================================================================
  End of year (includes undistributed net investment income of $290,486
     and $84,406, respectively)                                              $  98,010,048    $249,303,732
==========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM MID CAP BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

        The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM MID CAP BASIC VALUE FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or

15        AIM MID CAP BASIC VALUE FUND
      losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.745%
-------------------------------------------------------------------
Next $250 million                                            0.73%
-------------------------------------------------------------------
Next $500 million                                            0.715%
-------------------------------------------------------------------
Next $1.5 billion                                            0.70%
-------------------------------------------------------------------
Next $2.5 billion                                            0.685%
-------------------------------------------------------------------
Next $2.5 billion                                            0.67%
-------------------------------------------------------------------
Next $2.5 billion                                            0.655%
-------------------------------------------------------------------
Over $10 billion                                             0.64%
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $8,891.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $1,664.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-

16        AIM MID CAP BASIC VALUE FUND
based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $28,075 in front-end sales commissions from the sale of Class A shares and $755, $32,755, $2,807 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $108,643,636
--------------------------------------
Level 2                     5,481,794
--------------------------------------
Level 3                            --
======================================
                         $114,125,430
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $2,184,735 and securities sales of $895,134, which resulted in net realized gains (losses) of $(218,327).

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $11,975.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,626 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


17        AIM MID CAP BASIC VALUE FUND

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $   118,653     $ 4,512,925
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        14,016,813      19,508,632
========================================================================================================
Total distributions                                                          $14,135,466     $24,021,557
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    326,751
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (68,960,635)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                           (4,405)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (36,265)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (10,235,890)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (9,741,605)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        186,662,097
================================================================================================
Total net assets                                                                    $ 98,010,048
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $10,235,890
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $138,239,283 and $168,163,484, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  7,350,571
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (76,311,206)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(68,960,635)
================================================================================================
Cost of investments for tax purposes is $183,086,065.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, proxy costs and distributions, on December 31, 2008, undistributed net investment income was decreased by $87,684, undistributed net realized gain
(loss) was increased by $107,016 and shares of beneficial interest decreased by $19,332. This reclassification had no effect on the net assets of the Fund.


18        AIM MID CAP BASIC VALUE FUND

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,359,622     $ 26,015,711      2,160,406     $ 32,888,783
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       323,182        3,297,888        482,044        6,979,030
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       311,827        3,220,819        454,282        6,524,442
------------------------------------------------------------------------------------------------------------------------
  Class R                                                       143,551        1,614,230         47,353          721,142
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    477,456        4,142,899             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           557,279        6,669,608      1,564,505       23,793,276
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     1,194,290        6,377,219        774,788       10,537,114
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       361,966        1,813,448        298,586        3,878,626
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       236,702        1,185,876        170,194        2,209,130
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        27,739          146,463          7,010           94,634
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     79,010          421,912             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           702,898        3,865,939        467,873        6,484,715
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       542,357        5,868,490        387,795        5,834,239
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (570,605)      (5,868,490)      (404,613)      (5,834,239)
========================================================================================================================
Reacquired:
  Class A(b)                                                 (4,369,450)     (43,221,118)    (3,118,165)     (46,946,551)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,038,340)     (10,354,161)    (1,064,161)     (15,379,739)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (995,252)      (9,991,044)      (700,064)     (10,086,237)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                       (62,929)        (614,298)       (10,758)        (163,360)
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    (24,493)        (146,359)            --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (1,206,689)     (12,018,783)      (417,049)      (6,739,120)
========================================================================================================================
     Net increase (decrease) in share activity                 (949,879)    $(17,573,751)     1,100,026     $ 14,795,885
========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 6% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is owned beneficially.
     In addition, 27% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                       SHARES          AMOUNT
     ----------------------------------------------------------------------------------------------------
     Class Y                                                                     372,931      $ 3,557,760
     ----------------------------------------------------------------------------------------------------
     Class A                                                                    (372,931)      (3,557,760)
     ====================================================================================================





19        AIM MID CAP BASIC VALUE FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES       NET                    DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH      INCREASE FROM  TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INCOME     REALIZED AND     PAYMENTS    INVESTMENT  INVESTMENT     REALIZED
                                OF PERIOD    (LOSS)     UNREALIZED)   BY AFFILIATES  OPERATIONS    INCOME        GAINS
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $13.67     $ 0.01(c)     $(7.09)           --        $(7.08)     $   --        $(0.94)
Year ended 12/31/07                13.83       0.09          1.19            --          1.28       (0.06)        (1.38)
Year ended 12/31/06                14.48      (0.04)(c)      1.25            --          1.21          --         (1.86)
Year ended 12/31/05                13.12      (0.07)         1.43            --          1.36          --            --
Year ended 12/31/04                11.28      (0.10)(c)      1.93          0.01          1.84          --            --
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                13.05      (0.06)(c)     (6.75)           --         (6.81)         --         (0.94)
Year ended 12/31/07                13.30      (0.03)         1.16            --          1.13          --         (1.38)
Year ended 12/31/06                14.10      (0.15)(c)      1.21            --          1.06          --         (1.86)
Year ended 12/31/05                12.87      (0.16)         1.39            --          1.23          --            --
Year ended 12/31/04                11.14      (0.18)(c)      1.90          0.01          1.73          --            --
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                13.04      (0.06)(c)     (6.74)           --         (6.80)         --         (0.94)
Year ended 12/31/07                13.30      (0.03)         1.15            --          1.12          --         (1.38)
Year ended 12/31/06                14.09      (0.15)(c)      1.22            --          1.07          --         (1.86)
Year ended 12/31/05                12.86      (0.16)         1.39            --          1.23          --            --
Year ended 12/31/04                11.13      (0.18)(c)      1.90          0.01          1.73          --            --
--------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                13.57      (0.01)(c)     (7.03)           --         (7.04)         --         (0.94)
Year ended 12/31/07                13.75       0.03          1.20            --          1.23       (0.03)        (1.38)
Year ended 12/31/06                14.44      (0.08)(c)      1.25            --          1.17          --         (1.86)
Year ended 12/31/05                13.11      (0.05)         1.38            --          1.33          --            --
Year ended 12/31/04(f)             11.88      (0.08)(c)      1.30          0.01          1.23          --            --
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)              9.54       0.00(c)      (2.95)           --         (2.95)         --         (0.94)
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                13.94       0.09(c)      (7.26)           --         (7.17)         --         (0.94)
Year ended 12/31/07                14.08       0.16          1.23            --          1.39       (0.15)        (1.38)
Year ended 12/31/06                14.62       0.05(c)       1.27            --          1.32          --         (1.86)
Year ended 12/31/05                13.17       0.01          1.44            --          1.45          --            --
Year ended 12/31/04(f)             11.88      (0.02)(c)      1.30          0.01          1.29          --            --
==========================================================================================================================

                                                                                          RATIO OF          RATIO OF
                                                                                          EXPENSES          EXPENSES
                                                                                         TO AVERAGE      TO AVERAGE NET
                                                                                         NET ASSETS      ASSETS WITHOUT
                                                NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS
                                    TOTAL      VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES
                                DISTRIBUTIONS   OF PERIOD  RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08                 $(0.94)      $ 5.65      (51.38)%    $ 46,085           1.56%(d)          1.57%(d)
Year ended 12/31/07                  (1.44)       13.67        9.30       115,198           1.43              1.46
Year ended 12/31/06                  (1.86)       13.83        8.47       113,672           1.52              1.58
Year ended 12/31/05                     --        14.48       10.37       127,775           1.51              1.57
Year ended 12/31/04                     --        13.12       16.31(e)    115,164           1.67              1.69
-----------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                  (0.94)        5.30      (51.76)       12,168           2.31(d)           2.32(d)
Year ended 12/31/07                  (1.38)       13.05        8.53        42,012           2.18              2.21
Year ended 12/31/06                  (1.86)       13.30        7.63        51,970           2.27              2.33
Year ended 12/31/05                     --        14.10        9.56        69,594           2.21              2.27
Year ended 12/31/04                     --        12.87       15.53(e)     63,374           2.32              2.34
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                  (0.94)        5.30      (51.72)        7,773           2.31(d)           2.32(d)
Year ended 12/31/07                  (1.38)       13.04        8.45        24,950           2.18              2.21
Year ended 12/31/06                  (1.86)       13.30        7.70        26,435           2.27              2.33
Year ended 12/31/05                     --        14.09        9.56        29,946           2.21              2.27
Year ended 12/31/04                     --        12.86       15.54(e)     27,601           2.32              2.34
-----------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                  (0.94)        5.59      (51.46)        1,032           1.81(d)           1.82(d)
Year ended 12/31/07                  (1.41)       13.57        9.01         1,035           1.68              1.71
Year ended 12/31/06                  (1.86)       13.75        8.22           449           1.77              1.83
Year ended 12/31/05                     --        14.44       10.15           175           1.71              1.77
Year ended 12/31/04(f)                  --        13.11       10.35(e)         33           1.78(g)           1.80(g)
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)               (0.94)        5.65      (30.34)        3,006           1.50(d)(g)        1.51(d)(g)
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                  (0.94)        5.83      (51.02)       27,946           0.91(d)           0.92(d)
Year ended 12/31/07                  (1.53)       13.94        9.91        66,109           0.87              0.90
Year ended 12/31/06                  (1.86)       14.08        9.15        44,013           0.92              0.98
Year ended 12/31/05                     --        14.62       11.01        25,174           0.92              0.98
Year ended 12/31/04(f)                  --        13.17       10.86(e)      7,530           1.03(g)           1.05(g)
=======================================================================================================================

                                 RATIO OF NET
                                  INVESTMENT
                                INCOME (LOSS)
                                  TO AVERAGE    PORTFOLIO
                                  NET ASSETS   TURNOVER(b)
----------------------------------------------------------
CLASS A
Year ended 12/31/08                  0.13%(d)       78%
Year ended 12/31/07                  0.55           44
Year ended 12/31/06                 (0.30)          46
Year ended 12/31/05                 (0.51)          29
Year ended 12/31/04                 (0.85)          34
----------------------------------------------------------
CLASS B
Year ended 12/31/08                 (0.62)(d)       78
Year ended 12/31/07                 (0.20)          44
Year ended 12/31/06                 (1.05)          46
Year ended 12/31/05                 (1.21)          29
Year ended 12/31/04                 (1.50)          34
----------------------------------------------------------
CLASS C
Year ended 12/31/08                 (0.62)(d)       78
Year ended 12/31/07                 (0.20)          44
Year ended 12/31/06                 (1.05)          46
Year ended 12/31/05                 (1.21)          29
Year ended 12/31/04                 (1.50)          34
----------------------------------------------------------
CLASS R
Year ended 12/31/08                 (0.12)(d)       78
Year ended 12/31/07                  0.30           44
Year ended 12/31/06                 (0.55)          46
Year ended 12/31/05                 (0.71)          29
Year ended 12/31/04(f)              (0.96)(g)       34
----------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)               0.19(d)(g)     78
----------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                  0.78(d)        78
Year ended 12/31/07                  1.11           44
Year ended 12/31/06                  0.30           46
Year ended 12/31/05                 (0.08)          29
Year ended 12/31/04(f)              (0.21)(g)       34
==========================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $86,890, $26,695, $15,999, $1,315, $2,731 and $50,753 for Class A, Class B, Class C,
     Class R, Class Y and Institutional Class shares, respectively.
(e) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 16.22%, 15.44%, 15.45%, 10.27% and 10.77% for Class A,
     Class B, Class C, Class R and Institutional Class shares, respectively.
(f) Commencement date of Class R and Institutional Class shares was April 30, 2004. Commencement date of Class Y shares was October 3, 2008.
(g)  Annualized.


20        AIM MID CAP BASIC VALUE FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



21        AIM MID CAP BASIC VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Funds Group and Shareholders of AIM Mid Cap Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas



22        AIM MID CAP BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $622.30        $6.73       $1,016.84       $ 8.36       1.65%
---------------------------------------------------------------------------------------------------
        B            1,000.00        619.60         9.77        1,013.07        12.14       2.40
---------------------------------------------------------------------------------------------------
        C            1,000.00        619.60         9.77        1,013.07        12.14       2.40
---------------------------------------------------------------------------------------------------
        R            1,000.00        621.40         7.74        1,015.58         9.63       1.90
---------------------------------------------------------------------------------------------------
        Y            1,000.00        696.60         3.13        1,017.60         7.61       1.50
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM MID CAP BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $624.70        $3.76       $1,020.51       $4.67        0.92%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM MID CAP BASIC VALUE FUND

Supplement to Annual Report dated 12/31/08

AIM MID CAP BASIC VALUE FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception    -2.15%
5 Years      -5.30
1 Year      -51.02

      Institutional Class shares' inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares' inception date is December 31, 2001.

      Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.87%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

NASDAQ SYMBOL   MDICX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   MCBV-INS-1   Invesco Aim Distributors, Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $14,016,813
     Qualified Dividend Income*                               84.97%
     Corporate Dividends Received Deduction*                  76.84%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 4.73%, 6.70%, 8.44%, and 9.49%, respectively.


24        AIM MID CAP BASIC VALUE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1987          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1992          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


25        AIM MID CAP BASIC VALUE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1992          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




26        AIM MID CAP BASIC VALUE FUND

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    GRAPHIC]

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Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

- ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of trees used to produce paper.

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      more capital back in your fund's returns.

- EFFICIENT. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

- EASY. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AIM--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

It is anticipated that the businesses of the affiliated investment adviser firms
- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc.
- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

                                           [INVESCO AIM LOGO] - SERVICE MARK -

            invescoaim.com MCBV-AR-1 Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM SELECT EQUITY FUND
- SERVICE MARK -        Annual Report to Shareholders - December 31, 2008

                               [MOUNTAIN GRAPHIC]

2              Letters to Shareholders
4              Performance Summary
4              Management Discussion
6              Long-Term Fund Performance
8              Supplemental Information
9              Schedule of Investments
11             Financial Statements
14             Notes to Financial Statements
20             Financial Highlights
22             Auditor's Report
23             Fund Expenses
24             Tax Information
25             Trustees and Officers

[PHOTO OF TAYLOR]

Philip Taylor

Dear Shareholder:

In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

MARKET OVERVIEW

At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

     In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher(2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3)

For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

     In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

     As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

     # INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

     # DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

     # STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

     A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

     It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

     While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

     If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

     Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

1   U.S. Federal Reserve; 2   Bureau of Labor Statistics; 3   FactSet Research;
4   Wall Street Journal

2       AIM SELECT EQUITY FUND

[PHOTO OF CROCKETT]

Bruce Crockett

Dear Fellow Shareholders:

Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

     In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

     A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

     Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

     As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

     While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3       AIM SELECT EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

For the year ended December 31, 2008, AIM Select Equity Fund Class A shares, at net asset value, delivered a return of -38.63%, lagging the broad market S&P 500 Index, which returned -36.99%, as well as the Fund's style-specific benchmark, the Russell 3000 Index, which returned -37.31%.+ This was one of the most challenging years in history for financial markets. All sectors were down for the period, but the Fund benefited from holdings in the consumer discretionary sector. Select holdings in energy and information technology were the primary detractors from results.

     Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                                           -38.63%
Class B Shares                                                           -39.08
Class C Shares                                                           -39.12
Class Y Shares*                                                          -38.63
S&P 500 Index+ (Broad Market Index)                                      -36.99
Russell 3000 Index+ (Style-Specific Index)                               -37.31
Lipper Multi-Cap Core Funds Index+ (Peer Group Index)                    -39.45

+   Lipper Inc.

* Share class incepted during the fiscal year. See page 7 for a detailed explanation of Fund performance.

HOW WE INVEST

We manage your Fund to provide exposure to large-, mid- and small-capitalization stocks. The portfolio is designed to outperform the Russell 3000 Index while minimizing the amount of additional risk relative to the benchmark. The Fund can be used as a long-term allocation to large-cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.

     The investment process integrates the following key steps:

#    Universe development

#    Stock rankings

#    Risk assessment

#    Portfolio construction

#    Trading

     While companies included within the Russell 3000 Index are used as a general guide for developing the Fund's investable universe, nonbenchmark stocks may also be considered. Each stock in the universe is evaluated on four factors: company earnings momentum, price trend, management action and relative valuation. The sum of the scores from these four factors makes up our alpha (excess return) forecast, relative to the average stock in the universe. Stocks are also evaluated on a multitude of other factors to develop a stock-specific risk forecast and transaction cost forecast.

     We then incorporate the alpha forecast, risk forecast and transaction cost forecast -- using an optimizer (a proprietary software system) -- to build a portfolio that we believe is an optimal balance of the stocks' potential return and risk. This portfolio is constructed according to certain constraints to increase the probability that the Fund's relative performance and volatility remain within the Fund strategy's guidelines. The portfolio is continually monitored by the Fund management team. The overall investment process is repeated on a monthly basis to determine which companies should be bought or sold within the portfolio.

MARKET CONDITIONS AND YOUR FUND

The year ended December 31, 2008, was a challenging time in the markets. It can be difficult to maintain perspective during times of crisis, but we should remember that markets have gone through similarly difficult environments in the past and historically they have recovered. Today's challenges are serious, but the government is taking aggressive action. These challenges are not insurmountable, and we do not believe this is the time to abandon your long-term investment strategy.

     These days we are often asked, "How did our economy get into this mess?" It is not a simple question to answer, but essentially there was an excessive amount of leverage in the system -- too much debt and not enough assets to back it up. For many years, financial institutions took on too much risk in an effort to keep up with one another, and banks stretched beyond their traditional revenue sources to keep up with their competitors. Likewise, many consumers took on more and more risk through home equity loans, credit cards and other forms of credit. While financial institutions and individual consumers are not exclusively behind the current crisis, they played a role, and our economy is now

PORTFOLIO COMPOSITION
By sector

Information Technology                                              19.5%
Health Care                                                         16.6
Consumer Discretionary                                              15.2
Financials                                                          14.5
Energy                                                              13.3
Industrials                                                          6.5
Consumer Staples                                                     6.4
Telecommunication Services                                           4.4
Materials                                                            2.7
U.S. Treasury Bills, Money Market Funds Plus Other Assets
Liabilities                                                          0.9

TOP FIVE INDUSTRIES*

 1. Integrated Oil & Gas                                            11.1%
 2. Pharmaceuticals                                                 10.5
 3. Apparel Retail                                                   6.4
 4. Reinsurance                                                      4.9
 5. Systems Software                                                 4.8

Total Net Assets                                                    $189.2 million
Total Number of Holdings*                                             82

TOP 10 EQUITY HOLDINGS*

 1. Exxon Mobil Corp.                                                6.2%
 2. Pfizer Inc.                                                      3.2
 3. Microsoft Corp.                                                  3.1
 4. Wal-Mart Stores, Inc.                                            3.1
 5. Verizon Communications Inc.                                      3.0
 6. Merck & Co. Inc.                                                 2.7
 7. International Business Machines Corp.                            2.6
 8. General Electric Co.                                             2.6
 9. Intel Corp.                                                      2.4
10.ConocoPhillips                                                    2.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.

4       AIM SELECT EQUITY FUND
going through the painful process of "deleveraging."

     Regarding the performance of AIM Select Equity Fund in 2008, the Fund at net asset value slightly underperformed its style-specific benchmark, the Russell 3000 Index.(1) All sectors finished the year in negative territory, but consumer staples, traditionally a defensive part of the economy, held up comparatively well versus the overall portfolio.

     The biggest contributor to performance in 2008 was APOLLO GROUP, a for-profit education company that runs such institutions as the University of Phoenix and the Institute for Professional Development. As the economy weakened, the prospect of more people furthering their education for career enhancement improved, boosting the company's results. On the other hand, the primary detractor from returns in 2008 was WALTER INDUSTRIES. The conglomerate had operations that were exposed to the troubled housing industry and coal production, both of which were under tremendous pressure in 2008. The company is in the process of divesting its nonstrategic operations and focusing on its coal division.

     It is important to understand our investment process to further evaluate the drivers of our relative performance versus the benchmark. We generally evaluate performance based on the effect of our stock selection and risk management processes. It should also be noted that our team took over the management of this Fund in May 2008.

     After we assumed management of the Fund, our stock selection model, explained previously, was a positive contributor to Fund performance. However, while our stock selection model may identify a stock with an attractive alpha forecast, the optimizer may indicate that its transaction costs are too high and/or its risk level is unacceptable. Placing more emphasis on transaction costs and potential risk in making stock selections can benefit or detract from Fund performance. From inception of Invesco Institutional's U.S. Quantitative Strategies' management of the Fund in May 2008 to December 2008, it detracted from our results.

     Stock selection within the portfolio was strong from May through December 2008, primarily as the result of the optimization process. The Fund also benefited from not owning embattled insurance giant American International Group (not a Fund holding), which needed billions in government aid to stay afloat. SOUTHWEST AIRLINES and eBAY, companies that rely on a strong economy to prosper, detracted from performance. Overweight positions in these stocks versus the Fund's benchmark hurt returns for the year.

     In terms of risk management, we seek to minimize style biases in the portfolio. Active managers may add value in one or more of four areas: beta bias (relative volatility), style bias, over- or underweight positions in sectors or industries and stock selection. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund's exposure relative to the benchmark with regard to beta, style and sector or industry exposure.

     We thank you for your continued investment in AIM Select Equity Fund.

1    Lipper Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

JEREMY LEFKOWITZ

Portfolio manager, is manager of AIM Select Equity Fund. He began his investment career in 1968 and has been associated with Invesco Institutional and/or its affiliates since 1982. Mr. Lefkowitz earned a B.S. in industrial engineering and an M.B.A. in finance from Columbia University.

DANIEL KOSTYK

Chartered Financial Analyst, portfolio manager, is manager of AIM Select Equity Fund. He has been associated with Invesco Institutional and/or its affiliates since 1995. Mr. Kostyk earned a B.S. in mechanical engineering from Northwestern University in Chicago.

ANTHONY MUNCHAK

Chartered Financial Analyst, portfolio manager, is manager of AIM Select Equity Fund. He has been associated with Invesco Institutional and/or its affiliates since 2000. Mr. Munchak earned a B.S. and an M.S. from Boston College. He also earned an M.B.A. from Bentley College.

GLEN MURPHY

Chartered Financial Analyst, portfolio manager, is manager of AIM Select Equity Fund. He has been associated with Invesco Institutional and/or its affiliates since 1995. Mr. Murphy earned a B.B.A. from the University of Massachusetts and an M.S. in finance from Boston College.

FRANCIS ORLANDO

Chartered Financial Analyst, portfolio manager, is manager of AIM Select Equity Fund. He has been associated with Invesco Institutional and/or its affiliates since 1987. Mr. Orlando earned a B.B.A. from Merrimack College and an M.B.A. from Boston University.

Assisted by Invesco Institutional's U.S. Quantitative Strategies Team

5       AIM SELECT EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6       AIM SELECT EQUITY FUND

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS SINCE INCEPTION

Index data from 11/30/67, Fund data from 12/4/67


            AIM Select
           Equity Fund-                       Lipper Multi-Cap
 Date     Class A Shares   S&P 500 Index(1)  Core Funds Index(1)
11/30/67                            10000             $10000
 12/4/67           $9450            10000              10000
   12/67            9535            10291              10481
    1/68            9167             9866              10167
    2/68            8628             9613               9596
    3/68            8788             9701               9651
    4/68            9593            10523              10719
    5/68            9914            10667              11215
    6/68            9895            10792              11340
    7/68            9563            10619              11021
    8/68            9724            10768              11329
    9/68           10142            11210              12019
   10/68           10209            11321              12160
   11/68           10940            11894              12969
   12/68           10627            11429              12658
    1/69           10352            11364              12681
    2/69            9931            10855              11742
    3/69           10196            11256              12121
    4/69           10560            11526              12329
    5/69           10491            11530              12407
    6/69            9528            10918              11324
    7/69            8781            10289              10532
    8/69            9384            10730              11211
    9/69            9205            10491              11057
   10/69            9563            10987              11640
   11/69            9305            10631              11317
   12/69            8949            10464              11096
    1/70            8126             9694              10282
    2/70            8914            10235              10844
    3/70            8803            10280              10716
    4/70            7873             9380               9353
    5/70            7297             8839               8639
    6/70            7095             8427               8337
    7/70            7378             9075               8924
    8/70            7808             9509               9341
    9/70            8197             9853               9912
   10/70            8105             9772               9731
   11/70            8473            10266              10150
   12/70            9078            10880              10813
    1/71            9385            11350              11385
    2/71            9792            11483              11654
    3/71           10474            11935              12269
    4/71           10846            12399              12751
    5/71           10609            11915              12354
    6/71           10774            11954              12410
    7/71           10170            11490              11940
    8/71           10628            11936              12516
    9/71           10618            11883              12452
   10/71           10118            11418              11793
   11/71           10316            11420              11695
   12/71           11472            12435              12840
    1/72           11878            12691              13284
    2/72           12601            13044              13781
    3/72           12705            13151              13869
    4/72           13093            13241              13980
    5/72           13533            13501              14166
    6/72           12892            13239              13789
    7/72           12588            13303              13559
    8/72           13075            13794              13967
    9/72           12823            13759              13787
   10/72           12781            13923              13815
   11/72           13348            14593              14458
   12/72           13663            14799              14473
    1/73           12444            14578              13826
    2/73           12091            14063              13114
    3/73           11709            14076              12934
    4/73           10782            13537              12136
    5/73           10530            13316              11755
    6/73           10258            13264              11654
    7/73           11316            13803              12512
    8/73           11235            13332              12303
    9/73           12026            13902              12998
   10/73           11696            13924              13042
   11/73           10212            12380              11570
   12/73           10256            12626              11790
    1/74            9883            12535              11762
    2/74           10050            12524              11855
    3/74            9827            12270              11478
    4/74            9438            11830              11008
    5/74            8938            11471              10487
    6/74            8783            11341              10225
    7/74            8026            10501               9689
    8/74            7587             9592               8979
    9/74            6831             8488               8135
   10/74            7902             9916               9482
   11/74            7778             9430               9153
   12/74            7632             9283               8908
    1/75            8415            10464               9871
    2/75            9092            11131              10423
    3/75            9493            11414              10795
    4/75           10146            11996              11342
    5/75           10570            12569              11820
    6/75           11132            13168              12293
    7/75           10214            12320              11579
    8/75           10067            12103              11421
    9/75            9719            11727              11055
   10/75           10194            12493              11531
   11/75           10519            12844              11829
   12/75           10392            12741              11722
    1/76           11547            14291              13103
    2/76           11417            14171              13204
    3/76           11769            14649              13506
    4/76           11476            14535              13292

----------------
1 Lipper Inc.

                                [MOUNTAIN CHART]

    5/76           11487            14373              13193
    6/76           12062            15010              13703
    7/76           11828            14938              13609
    8/76           11921            14910              13554
    9/76           12229            15296              13794
   10/76           11802            15010              13505
   11/76           11920            14948              13593
   12/76           12465            15788              14284
    1/77           11304            15042              13684
    2/77           11325            14768              13513
    3/77           11217            14613              13471
    4/77           11122            14674              13499
    5/77           11002            14386              13311
    6/77           11576            15097              13890
    7/77           11480            14865              13647
    8/77           11281            14654              13535
    9/77           11450            14676              13604
   10/77           11051            14105              13109
   11/77           11498            14552              13707
   12/77           11547            14659              13802
    1/78           10929            13818              12993
    2/78           10811            13538              12886
    3/78           11143            13936              13335
    4/78           12248            15193              14474
    5/78           12580            15332              14876
    6/78           12433            15122              14873
    7/78           13148            16004              15945
    8/78           13572            16486              16628
    9/78           13335            16433              16377
   10/78           12249            15000              14457
   11/78           12562            15322              15038
   12/78           12961            15623              15426
    1/79           13384            16315              16033
    2/79           13028            15789              15496
    3/79           13803            16732              16571
    4/79           14006            16837              16821
    5/79           13878            16472              16603
    6/79           14463            17187              17333
    7/79           14720            17417              17572
    8/79           15574            18422              18843
    9/79           15677            18503              18897
   10/79           14926            17317              17541
   11/79           15741            18140              18872
   12/79           16103            18528              19514
    1/80           16840            19681              20493
    2/80           16431            19679              20112
    3/80           14859            17766              18179
    4/80           15637            18587              19117
    5/80           16442            19544              20222
    6/80           17130            20161              20991
    7/80           18358            21565              22649
    8/80           18923            21782              23195
    9/80           19705            22423              23737
   10/80           20069            22876              24063
   11/80           22090            25312              26363
   12/80           21565            24550              25873
    1/81           20581            23521              24861
    2/81           20915            23928              25249
    3/81           22437            24886              26628
    4/81           22754            24403              26580
    5/81           22467            24464              27005
    6/81           21944            24312              26492
    7/81           21707            24363              26102
    8/81           20113            22955              24570
    9/81           18744            21826              23236
   10/81           20224            23004              24461
   11/81           20837            23952              25608
   12/81           20514            23339              25060
    1/82           19757            23035              24546
    2/82           18690            21748              23540
    3/82           18358            21635              23259
    4/82           19358            22615              24450
    5/82           18866            21843              23739
    6/82           18480            21516              23240
    7/82           17986            21135              23050
    8/82           20278            23701              25611
    9/82           20564            23995              26066
   10/82           23338            26756              29082
   11/82           24607            27837              30705
   12/82           24733            28375              31086
    1/83           25396            29430              31882
    2/83           26406            30104              32956
    3/83           27209            31215              33876
    4/83           28814            33675              36183
    5/83           29177            33382              36754
    6/83           30706            34680              38423
    7/83           29616            33657              37143
    8/83           29752            34162              37080
    9/83           30374            34634              37800
   10/83           28883            34232              36594
   11/83           29619            34954              37670
   12/83           29717            34772              37349
    1/84           29040            34578              36367
    2/84           27800            33360              34676
    3/84           28447            33938              35054
    4/84           28379            34260              35058
    5/84           26588            32362              33059
    6/84           27237            33064              33836
    7/84           26499            32654              32960
    8/84           29485            36259              36786
    9/84           29326            36267              36533
   10/84           29279            36408              36412
   11/84           28708            36000              35815
   12/84           29234            36947              36782
    1/85           31695            39825              39982
    2/85           32450            40315              40162
    3/85           32326            40339              39925
    4/85           31761            40303              39725
    5/85           33285            42632              41978
    6/85           33801            43302              42771
    7/85           34193            43241              42651
    8/85           33844            42822              42370
    9/85           32572            41528              40683
   10/85           33396            43447              42417
   11/85           35667            46428              45415
   12/85           37314            48675              47455
    1/86           37464            48947              48105
    2/86           40146            52604              52069
    3/86           42133            55539              54651
    4/86           41725            54917              54219
    5/86           43736            57838              56692
    6/86           44632            58816              57281
    7/86           41722            55528              53260
    8/86           44255            59643              56488
    9/86           41069            54710              52121
   10/86           42798            57867              54795
   11/86           43320            59273              55294
   12/86           42102            57762              54232
    1/87           47159            65542              60436
    2/87           50092            68131              64322
    3/87           50884            70100              65274
    4/87           50848            69476              64152
    5/87           51082            70074              64697
    6/87           53197            73612              67330

                                [MOUNTAIN CHART]

    7/87           55809            77345              70232
    8/87           57394            80230              72472
    9/87           56900            78473              71240
   10/87           43608            61577              55681
   11/87           40137            56503              52240
   12/87           43621            60803              56106
    1/88           44175            63357              57666
    2/88           46741            66297              60393
    3/88           45278            64255              59415
    4/88           45672            64968              59801
    5/88           45476            65520              59484
    6/88           48082            68528              62030
    7/88           46779            68267              61236
    8/88           44922            65953              59675
    9/88           47015            68763              61883
   10/88           47372            70674              62885
   11/88           46818            69664              61854
   12/88           48040            70876              62967
    1/89           50860            76064              66896
    2/89           49690            74170              65826
    3/89           50252            75898              67505
    4/89           53352            79837              70954
    5/89           56089            83055              73821
    6/89           54440            82590              73223
    7/89           59835            90039              79176
    8/89           62007            91795              80641
    9/89           61846            91418              80439
   10/89           59830            89298              78380
   11/89           60954            91110              80222
   12/89           61899            93297              81192
    1/90           57628            87037              75679
    2/90           58959            88160              76671
    3/90           61406            90496              78472
    4/90           60381            88242              76652
    5/90           67053            96828              83612
    6/90           67274            96180              83721
    7/90           65229            95872              82984
    8/90           58517            87215              75963
    9/90           54157            82976              71861
   10/90           52603            82627              70970
   11/90           56738            87957              75449
   12/90           58775            90402              77546
    1/91           62630            94326              81059
    2/91           67910           101060              86936
    3/91           69193           103506              89396
    4/91           69242           103755              89333
    5/91           72005           108216              93389
    6/91           67677           103260              88822
    7/91           71724           108072              93148
    8/91           73768           110622              95756
    9/91           72433           108775              94693
   10/91           72817           110232              96142
   11/91           70436           105801              92104
   12/91           80551           117883             102549
    1/92           80003           115691             102385
    2/92           81099           117183             104105
    3/92           76614           114910             101689
    4/92           75518           118277             102025
    5/92           75738           118856             103015
    6/92           73390           117085             100511
    7/92           75525           121862             103989
    8/92           74158           119376             101649
    9/92           74981           120785             103347
   10/92           77058           121196             105135
   11/92           80503           125316             110213
   12/92           80712           126858             112108
    1/93           79986           127923             113577
    2/93           76434           129663             113191
    3/93           77879           132399             116077
    4/93           74195           129195             113454
    5/93           77875           132644             117050
    6/93           79519           133029             117331
    7/93           79916           132497             116839
    8/93           84120           137519             121512
    9/93           85567           136460             122326
   10/93           84848           139284             124320
   11/93           80639           137961             122244
   12/93           83639           139631             125948
    1/94           88808           144378             130306
    2/94           87334           140465             128143
    3/94           81718           134355             122466
    4/94           81718           136075             123642
    5/94           79798           138293             124569
    6/94           74180           134905             120994
    7/94           75953           139330             124539
    8/94           80829           145028             129919
    9/94           80094           141489             127178
   10/94           82529           144659             128589
   11/94           78757           139393             123510
   12/94           79458           141456             124770
    1/95           78767           145120             126367
    2/95           83004           150765             131194
    3/95           86466           155213             134828
    4/95           88696           159776             137350
    5/95           91473           166151             141346
    6/95           97940           170006             146082
    7/95          105951           175633             152465
    8/95          106640           176072             153792
    9/95          110340           183502             158252
   10/95          107571           182842             155957
   11/95          109346           190850             162663
   12/95          106732           194534             164973
    1/96          108120           201148             169246
    2/96          112531           203018             172715
    3/96          112610           204967             174978
    4/96          117103           207980             179212
    5/96          120206           213325             182707
    6/96          117910           214136             180770
    7/96          109892           204671             171931
    8/96          114717           208990             177673
    9/96          122563           220735             186681
   10/96          122649           226827             189015
   11/96          129763           243953             201225
   12/96          126558           239123             198770
    1/97          133329           254044             208192
    2/97          130155           256051             207567
    3/97          122450           245553             199887
    4/97          126050           260188             206803
    5/97          137180           276085             220763
    6/97          142146           288371             229085
    7/97          156873           311296             246496
    8/97          152072           293864             239717
    9/97          159858           309938             252902
   10/97          151466           299586             243393
   11/97          151632           313457             247530
   12/97          151269           318848             250971
    1/98          150104           322356             252376
    2/98          163613           345598             270396
    3/98          169503           363292             283078
    4/98          172792           366998             286135
    5/98          166606           360685             278295
    6/98          173453           375329             286115
    7/98          170262           371351             280278
    8/98          137827           317691             236639

                                [MOUNTAIN CHART]

    9/98          148536           338055             247856
   10/98          158087           365505             264759
   11/98          170338           387654             278950
   12/98          192193           409983             297863
    1/99          202321           427120             307752
    2/99          188321           413837             295904
    3/99          205703           430390             305254
    4/99          215638           447047             317709
    5/99          207207           436496             314150
    6/99          218728           460634             329544
    7/99          211969           446309             322294
    8/99          207306           444077             316686
    9/99          208404           431909             308800
   10/99          221325           459249             324487
   11/99          238212           468572             334936
   12/99          271943           496124             359788
    1/00          265090           471219             349606
    2/00          317658           462313             363066
    3/00          326870           507527             386339
    4/00          310396           492250             372005
    5/00          287178           482159             359060
    6/00          315896           494020             374212
    7/00          309767           486314             368374
    8/00          347590           516514             394345
    9/00          333791           489242             376244
   10/00          314297           487187             371993
   11/00          259767           448797             340336
   12/00          267092           450996             347789
    1/01          268721           467006             359788
    2/01          225995           424462             327407
    3/01          197271           397593             307992
    4/01          219444           428447             332939
    5/01          219334           431317             335736
    6/01          219444           420836             329961
    7/01          213014           416712             323329
    8/01          199467           390667             304996
    9/01          172618           359141             273734
   10/01          177987           366000             281180
   11/01          192350           394072             303252
   12/01          198563           397540             310349
    1/02          191197           391736             303490
    2/02          184658           384176             297997
    3/02          199615           398621             310066
    4/02          188995           374464             296888
    5/02          185839           371731             294453
    6/02          168315           345263             271398
    7/02          147763           318367             249984
    8/02          145887           320437             251559
    9/02          131167           285637             228416
   10/02          139929           310745             242874
   11/02          148338           329017             257666
   12/02          139809           309703             242850
    1/03          135727           301620             238746
    2/03          132808           297096             234615
    3/03          133858           299978             235366
    4/03          142157           324666             253678
    5/03          153259           341743             270826
    6/03          155359           346118             274861
    7/03          160377           352209             280166
    8/03          165990           359077             288767
    9/03          162372           355271             284927
   10/03          172877           375344             301908
   11/03          176507           378647             306618
   12/03          181061           398488             318852
    1/04          185027           405820             326345
    2/04          187950           411461             331404
    3/04          189472           405248             327626
    4/04          186782           398886             320713
    5/04          188762           404350             324561
    6/04          193556           412195             331734
    7/04          183743           398551             318133
    8/04          181648           400145             317910
    9/04          186208           404467             324714
   10/04          189485           410655             329617
   11/04          199641           427246             346164
   12/04          206190           441772             358348
    1/05          201159           430993             350178
    2/05          203854           440044             357252
    3/05          200470           432255             351643
    4/05          193694           424042             342078
    5/05          201752           437527             356069
    6/05          205020           438139             359986
    7/05          210986           454438             375249
    8/05          208180           450303             373523
    9/05          211449           453950             376885
   10/05          208763           446369             369083
   11/05          217051           463242             383293
   12/05          216704           463427             387778
    1/06          225459           475708             402164
    2/06          224512           476992             400556
    3/06          229294           482907             409488
    4/06          231037           489378             414566
    5/06          220986           475333             400222
    6/06          221340           475951             399061
    7/06          220765           478902             394272
    8/06          225092           490300             403616
    9/06          230584           502949             412294
   10/06          237017           519345             427632
   11/06          241923           529213             437766
   12/06          246471           536622             442669
    1/07          250440           544725             452320
    2/07          244379           534103             446349
    3/07          246945           540085             451036
    4/07          256872           564011             468581
    5/07          266325           583695             486106
    6/07          261771           574005             481877
    7/07          248342           556211             466457
    8/07          249037           564554             469489
    9/07          257106           585669             485874
   10/07          261888           594981             495688
   11/07          246227           570110             473432
   12/07          245513           566177             469124
    1/08          231028           532206             442759
    2/08          223312           514909             431115
    3/08          215139           512695             425036
    4/08          223314           537664             446415
    5/08          227981           544653             457352
    6/08          214325           498793             420901
    7/08          212096           494603             414756
    8/08          212457           501775             418696
    9/08          189086           457117             372012
   10/08          157679           380367             301739
   11/08          146342           353057             275397
   12/08          150974           356598             283915

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (12/4/67)         6.83%
10 Years                   -2.95
 5 Years                   -4.69
 1 Year                   -42.00

CLASS B SHARES

Inception (9/1/93)          3.41%
10 Years                   -2.99
 5 Years                   -4.71
 1 Year                   -42.13

CLASS C SHARES

Inception (8/4/97)         -1.12%
10 Years                   -3.16
 5 Years                   -4.35
 1 Year                   -39.73

CLASS Y SHARES

10 Years                   -2.40%
 5 Years                   -3.61
 1 Year                   -38.63

CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES' INCEPTION DATE IS DECEMBER 4, 1967.

     THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     THE NET ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C AND CLASS Y SHARES WAS 1.34%, 2.09%, 2.09% AND 1.09%, RESPECTIVELY.1 THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C AND CLASS Y SHARES WAS 1.35%, 2.10%, 2.10% AND 1.10%, RESPECTIVELY. THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

1 Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2009. See current prospectus for more information.

7        AIM SELECT EQUITY FUND

AIM SELECT EQUITY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

# Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

#    Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

# Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

# Class Y shares are available to only certain investors. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

# Since a large percentage of the Fund's assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

# Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations, including making timely payment of interest and principal.

# Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

# There is no guarantee that the investment techniques and risk analysis used by the Fund's portfolio managers will produce the desired results.

# The Fund may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counterparty risk--the risk that the other party will not complete the transaction with the Fund.

# Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

# Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

# The prices of securities held by the Fund may decline in response to market risks.

# The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

ABOUT INDEXES USED IN THIS REPORT

# The S&P 500--REGISTERED TRADEMARK-- INDEX is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

# The RUSSELL 3000--REGISTERED TRADEMARK-- INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company. Russell--REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

# The LIPPER MULTI-CAP CORE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Multi-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index.

# The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

# A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not

OTHER INFORMATION

# The Chartered Financial Analyst--REGISTERED TRADEMARK-- (CFA--REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

# The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

# Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

FUND NASDAQ SYMBOLS

Class A Shares                  AGWFX
Class B Shares                  AGWBX
Class C Shares                  AGWCX
Class Y Shares                  AGWYX

8       AIM SELECT EQUITY FUND

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES         VALUE
------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-99.13%

AEROSPACE & DEFENSE-0.08%

L-3 Communications Holdings, Inc.                        2,100    $    154,938
==============================================================================


AIRLINES-1.01%

Southwest Airlines Co.                                 221,600       1,910,192
==============================================================================


APPAREL RETAIL-6.43%

Aeropostale, Inc.(b)                                   153,100       2,464,910
------------------------------------------------------------------------------
Children's Place Retail Stores, Inc. (The)(b)           68,900       1,493,752
------------------------------------------------------------------------------
Foot Locker, Inc.                                       90,800         666,472
------------------------------------------------------------------------------
Gap, Inc. (The)                                        268,200       3,591,198
------------------------------------------------------------------------------
Ross Stores, Inc.                                       67,600       2,009,748
------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                    94,000       1,933,580
==============================================================================
                                                                    12,159,660
==============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.22%

Jones Apparel Group, Inc.                               71,500         418,990
==============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-0.54%

Northern Trust Corp.                                    19,500       1,016,730
==============================================================================


BIOTECHNOLOGY-4.42%

Amgen Inc.(b)                                           67,400       3,892,350
------------------------------------------------------------------------------
Biogen Idec Inc.(b)                                     79,000       3,762,770
------------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc.(b)                         29,000         700,640
==============================================================================
                                                                     8,355,760
==============================================================================


CABLE & SATELLITE-1.27%

DIRECTV Group, Inc. (The)(b)                           104,800       2,400,968
==============================================================================


COAL & CONSUMABLE FUELS-0.92%

Walter Industries, Inc.                                 99,400       1,740,494
==============================================================================


COMMUNICATIONS EQUIPMENT-0.74%

EchoStar Corp.-Class A(b)                               18,600         276,582
------------------------------------------------------------------------------
F5 Networks, Inc.(b)                                    10,600         242,316
------------------------------------------------------------------------------
InterDigital, Inc.(b)                                   32,300         888,250
==============================================================================
                                                                     1,407,148
==============================================================================


COMPUTER & ELECTRONICS RETAIL-0.95%

RadioShack Corp.                                       150,000       1,791,000
==============================================================================


COMPUTER HARDWARE-3.34%

Hewlett-Packard Co.                                     37,100       1,346,359
------------------------------------------------------------------------------
International Business Machines Corp.                   59,200       4,982,272
==============================================================================
                                                                     6,328,631
==============================================================================


COMPUTER STORAGE & PERIPHERALS-2.67%

Lexmark International, Inc.-Class A(b)                  49,900       1,342,310
------------------------------------------------------------------------------
QLogic Corp.(b)                                        276,600       3,717,504
==============================================================================
                                                                     5,059,814
==============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-2.05%

Hewitt Associates, Inc.-Class A(b)                      32,800         930,864
------------------------------------------------------------------------------
MasterCard, Inc.-Class A                                20,600       2,944,358
==============================================================================
                                                                     3,875,222
==============================================================================


DIVERSIFIED METALS & MINING-0.11%

Compass Minerals International, Inc.                     3,500         205,310
==============================================================================


EDUCATION SERVICES-2.10%

Apollo Group Inc.-Class A(b)                            51,900       3,976,578
==============================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-0.61%

GrafTech International Ltd.(b)                         139,600       1,161,472
==============================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-2.56%

CF Industries Holdings, Inc.                            56,900       2,797,204
------------------------------------------------------------------------------
Mosaic Co. (The)                                        23,700         820,020
------------------------------------------------------------------------------
Terra Industries Inc.                                   73,000       1,216,910
==============================================================================
                                                                     4,834,134
==============================================================================


GENERAL MERCHANDISE STORES-1.24%

Big Lots, Inc.(b)                                      128,100       1,856,169
------------------------------------------------------------------------------
Family Dollar Stores, Inc.                              19,000         495,330
==============================================================================
                                                                     2,351,499
==============================================================================


HEALTH CARE SERVICES-1.61%

Express Scripts, Inc.(b)                                55,400       3,045,892
==============================================================================


HOME ENTERTAINMENT SOFTWARE-0.24%

Take-Two Interactive Software, Inc.(b)                  61,000         461,160
==============================================================================


HOMEBUILDING-1.89%

D.R. Horton, Inc.                                      447,700       3,165,239
------------------------------------------------------------------------------
Pulte Homes, Inc.                                       37,000         404,410
==============================================================================
                                                                     3,569,649
==============================================================================


HOMEFURNISHING RETAIL-0.10%

Rent-A-Center, Inc.(b)                                  10,800         190,620
==============================================================================


HOUSEHOLD PRODUCTS-2.03%

Procter & Gamble Co. (The)                              62,200       3,845,204
==============================================================================


HOUSEWARES & SPECIALTIES-0.37%

American Greetings Corp.-Class A                        92,100         697,197
==============================================================================


HYPERMARKETS & SUPER CENTERS-3.07%

Wal-Mart Stores, Inc.                                  103,700       5,813,422
==============================================================================


INDUSTRIAL CONGLOMERATES-4.72%

3M Co.                                                  69,500       3,999,030
------------------------------------------------------------------------------
General Electric Co.                                   304,400       4,931,280
==============================================================================
                                                                     8,930,310
==============================================================================


INDUSTRIAL MACHINERY-0.08%

John Bean Technologies Corp.                            19,400         158,498
==============================================================================


INSURANCE BROKERS-1.51%

Marsh & McLennan Cos., Inc.                            117,700       2,856,579
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM SELECT EQUITY FUND

                                                       SHARES         VALUE
------------------------------------------------------------------------------
INTEGRATED OIL & GAS-11.07%

Chevron Corp.                                            8,900    $    658,333
------------------------------------------------------------------------------
ConocoPhillips                                          84,100       4,356,380
------------------------------------------------------------------------------
Exxon Mobil Corp.                                      146,800      11,719,044
------------------------------------------------------------------------------
Occidental Petroleum Corp.                              70,100       4,205,299
==============================================================================
                                                                    20,939,056
==============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-4.34%

AT&T Inc.                                               91,000       2,593,500
------------------------------------------------------------------------------
Verizon Communications Inc.                            165,600       5,613,840
==============================================================================
                                                                     8,207,340
==============================================================================


INTERNET RETAIL-0.37%

Netflix Inc.(b)                                         23,700         708,393
==============================================================================


INTERNET SOFTWARE & SERVICES-3.29%

eBay Inc.(b)                                           231,100       3,226,156
------------------------------------------------------------------------------
Sohu.com Inc.(b)                                        63,500       3,006,090
==============================================================================
                                                                     6,232,246
==============================================================================


LEISURE PRODUCTS-0.30%

Polaris Industries Inc.                                 19,500         558,675
==============================================================================


LIFE & HEALTH INSURANCE-1.84%

Aflac, Inc.                                             75,900       3,479,256
==============================================================================


MULTI-LINE INSURANCE-0.04%

American International Group, Inc.(b)                   45,500          71,435
==============================================================================


OIL & GAS STORAGE & TRANSPORTATION-1.36%

Frontline Ltd. (Bermuda)                                86,800       2,570,148
==============================================================================


PERSONAL PRODUCTS-0.04%

NBTY, Inc.(b)                                            4,400          68,860
==============================================================================


PHARMACEUTICALS-10.54%

Forest Laboratories, Inc.(b)                            59,800       1,523,106
------------------------------------------------------------------------------
Johnson & Johnson                                       10,500         628,215
------------------------------------------------------------------------------
Lilly (Eli) and Co.                                    100,200       4,035,054
------------------------------------------------------------------------------
Merck & Co. Inc.                                       167,000       5,076,800
------------------------------------------------------------------------------
Perrigo Co.                                             80,700       2,607,417
------------------------------------------------------------------------------
Pfizer Inc.                                            343,100       6,076,301
==============================================================================
                                                                    19,946,893
==============================================================================


PROPERTY & CASUALTY INSURANCE-4.03%

Allstate Corp. (The)                                    10,200         334,152
------------------------------------------------------------------------------
Aspen Insurance Holdings Ltd. (Bermuda)                176,700       4,284,975
------------------------------------------------------------------------------
Axis Capital Holdings Ltd.                              34,500       1,004,640
------------------------------------------------------------------------------
Chubb Corp. (The)                                       33,700       1,718,700
------------------------------------------------------------------------------
Travelers Cos., Inc. (The)                               6,400         289,280
==============================================================================
                                                                     7,631,747
==============================================================================


REINSURANCE-4.92%

Endurance Specialty Holdings Ltd.                        2,700          82,431
------------------------------------------------------------------------------
IPC Holdings, Ltd.                                     126,700       3,788,330
------------------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd. (Bermuda)         115,900       4,181,672
------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                             24,500       1,263,220
==============================================================================
                                                                     9,315,653
==============================================================================


SEMICONDUCTORS-2.37%

Intel Corp.                                            306,100       4,487,426
==============================================================================


SOFT DRINKS-0.14%

Dr. Pepper Snapple Group, Inc.(b)                       16,600         269,750
==============================================================================


SPECIALIZED REIT'S-1.63%

Public Storage                                          38,800       3,084,600
==============================================================================


SYSTEMS SOFTWARE-4.78%

Microsoft Corp.                                        303,400       5,898,096
------------------------------------------------------------------------------
Symantec Corp.(b)                                      232,200       3,139,344
==============================================================================
                                                                     9,037,440
==============================================================================


TOBACCO-1.08%

Altria Group, Inc.                                      17,400         262,044
------------------------------------------------------------------------------
Philip Morris International Inc.                        40,900       1,779,559
==============================================================================
                                                                     2,041,603
==============================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.11%

USA Mobility, Inc.(b)                                   17,600         203,632
==============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $238,800,004)                                         187,571,224
==============================================================================


                                                     PRINCIPAL
                                                       AMOUNT
U.S. TREASURY BILLS-0.34%

0.04%, 03/19/09(c)(d) (Cost $649,944)                 $650,000         649,929
==============================================================================


                                                       SHARES

MONEY MARKET FUNDS-0.78%

Liquid Assets Portfolio-Institutional Class(e)         734,853         734,853
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)               734,853         734,853
==============================================================================
     Total Money Market Funds (Cost $1,469,706)                      1,469,706
==============================================================================
TOTAL INVESTMENTS-100.25% (Cost $240,919,654)                      189,690,859
==============================================================================
OTHER ASSETS LESS LIABILITIES-(0.25)%                                 (473,118)
==============================================================================
NET ASSETS-100.00%                                                $189,217,741
==============================================================================



Investment Abbreviations:

REIT  - Real Estate Investment Trust


Notes to Schedule of Investments:
(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)  Non-income producing security.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 7.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM SELECT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost $239,449,948)                           $188,221,153
--------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost        1,469,706
================================================================================
     Total investments (Cost $240,919,654)                           189,690,859
================================================================================
Receivables for:
  Variation margin                                                        23,205
--------------------------------------------------------------------------------
  Fund shares sold                                                        15,031
--------------------------------------------------------------------------------
  Dividends                                                              289,645
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         82,043
--------------------------------------------------------------------------------
Other assets                                                              24,759
================================================================================
     Total assets                                                    190,125,542
================================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                                 493,070
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                             172,331
--------------------------------------------------------------------------------
  Accrued other operating expenses                                        88,164
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                       154,236
================================================================================
     Total liabilities                                                   907,801
================================================================================
Net assets applicable to shares outstanding                         $189,217,741
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $324,954,096
--------------------------------------------------------------------------------
Undistributed net investment income                                      598,555
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (85,157,010)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (51,177,900)
================================================================================
                                                                    $189,217,741
================================================================================



NET ASSETS:

Class A                                                             $152,478,452
================================================================================
Class B                                                             $ 23,158,783
================================================================================
Class C                                                             $ 12,482,989
================================================================================
Class Y                                                             $  1,097,517
================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                               11,827,415
================================================================================
Class B                                                                2,070,253
================================================================================
Class C                                                                1,118,421
================================================================================
Class Y                                                                   85,103
================================================================================
Class A:
  Net asset value per share                                         $      12.89
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $12.89 divided by 94.50%)                  $      13.64
================================================================================
Class B:
  Net asset value and offering price per share                      $      11.19
================================================================================
Class C:
  Net asset value and offering price per share                      $      11.16
================================================================================
Class Y:
  Net asset value and offering price per share                      $      12.90
================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM SELECT EQUITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,973)                             $   5,389,248
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $94,332)                                                                            196,730
------------------------------------------------------------------------------------------------
Interest                                                                                   8,641
================================================================================================
     Total investment income                                                           5,594,619
================================================================================================


EXPENSES:

Advisory fees                                                                          2,050,238
------------------------------------------------------------------------------------------------
Administrative services fees                                                              88,166
------------------------------------------------------------------------------------------------
Custodian fees                                                                            18,355
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                536,135
------------------------------------------------------------------------------------------------
  Class B                                                                                518,008
------------------------------------------------------------------------------------------------
  Class C                                                                                195,192
------------------------------------------------------------------------------------------------
Transfer agent fees                                                                    1,094,459
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 24,193
------------------------------------------------------------------------------------------------
Other                                                                                    347,089
================================================================================================
     Total expenses                                                                    4,871,835
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (30,664)
================================================================================================
     Net expenses                                                                      4,841,171
================================================================================================
Net investment income                                                                    753,448
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                              (68,968,320)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                   (1,254,965)
================================================================================================
                                                                                     (70,223,285)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                              (65,218,668)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                       50,895
================================================================================================
                                                                                     (65,167,773)
================================================================================================
Net realized and unrealized gain (loss)                                             (135,391,058)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(134,637,610)
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM SELECT EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008              2007
----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                             $     753,448      $   (131,194)
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (70,223,285)       67,693,157
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (65,167,773)      (73,002,025)
==========================================================================================================
     Net increase (decrease) in net assets resulting from operations        (134,637,610)       (5,440,062)
==========================================================================================================
Share transactions-net:
  Class A                                                                    (17,437,958)       14,471,482
----------------------------------------------------------------------------------------------------------
  Class B                                                                    (42,884,430)        5,977,756
----------------------------------------------------------------------------------------------------------
  Class C                                                                     (5,709,230)        8,282,959
----------------------------------------------------------------------------------------------------------
  Class Y                                                                      1,291,209                --
==========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (64,740,409)       28,732,197
==========================================================================================================
     Net increase (decrease) in net assets                                  (199,378,019)       23,292,135
==========================================================================================================


NET ASSETS:

  Beginning of year                                                          388,595,760       365,303,625
==========================================================================================================
  End of year (includes undistributed net investment income of $598,555
     and $(188,520), respectively)                                         $ 189,217,741      $388,595,760
==========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM SELECT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.


14        AIM SELECT EQUITY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.


15        AIM SELECT EQUITY FUND

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $150 million                                           0.80%
-------------------------------------------------------------------
Over $150 million                                            0.625%
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $5,170.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $2,667.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $14,626 in front-end sales commissions from the sale of Class A shares and $242, $47,344 and $989 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the

16        AIM SELECT EQUITY FUND

  Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                INVESTMENTS IN         OTHER
INPUT LEVEL                       SECURITIES       INVESTMENTS*
---------------------------------------------------------------
Level 1                          $189,040,930         $50,895
---------------------------------------------------------------
Level 2                               649,929              --
---------------------------------------------------------------
Level 3                                    --              --
===============================================================
                                 $189,690,859         $50,895
===============================================================




* Other investments include futures contracts, which are included at unrealized appreciation/(depreciation).

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $22,827.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,937 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--FUTURES CONTRACTS AT PERIOD-END


                                                 OPEN FUTURES CONTRACTS
------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF           MONTH/                          UNREALIZED
CONTRACT                                                 CONTRACTS         COMMITMENT           VALUE       APPRECIATION
------------------------------------------------------------------------------------------------------------------------
S&P 500 E-Mini Futures                                       39        January-2009/Long     $1,755,195        $50,895
========================================================================================================================





17        AIM SELECT EQUITY FUND

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2008 and 2007.

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    786,181
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (56,035,045)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (187,626)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (65,722,140)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (14,577,725)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        324,954,096
================================================================================================
Total net assets                                                                    $189,217,741
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $62,885,565 of capital loss carryforward in the fiscal year ending December 31, 2009.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2009                                                                  $ 6,596,274
-----------------------------------------------------------------------------------------------
December 31, 2010                                                                    7,313,689
-----------------------------------------------------------------------------------------------
December 31, 2011                                                                      210,540
-----------------------------------------------------------------------------------------------
December 31,2016                                                                    51,601,637
===============================================================================================
Total capital loss carryforward                                                    $65,722,140
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 23, 2007, the date of the reorganization of AIM Opportunities II Fund and AIM Opportunities III Fund into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $450,473,192 and $510,256,821, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  8,161,056
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (64,196,101)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(56,035,045)
================================================================================================
Cost of investments for tax purposes is $245,725,904.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs and partnership transactions on December 31, 2008, undistributed net investment income was increased by $33,627, undistributed net realized gain (loss) was increased by $43,628 and shares of beneficial interest decreased by $77,255. This reclassification had no effect on the net assets of the Fund.


18        AIM SELECT EQUITY FUND

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       742,688     $ 11,278,181        467,843     $ 10,015,119
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       238,218        3,322,954        207,196        3,997,298
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        81,147        1,224,729        124,883        2,407,197
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     92,791        1,390,408             --               --
========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                            --               --      3,084,610       67,940,845
------------------------------------------------------------------------------------------------------------------------
  Class B                                                            --               --      2,456,047       47,525,997
------------------------------------------------------------------------------------------------------------------------
  Class C                                                            --               --        879,427       16,989,942
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     1,834,908       32,223,120        705,747       15,163,646
------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (2,129,999)     (32,223,120)      (805,162)     (15,163,646)
========================================================================================================================
Reacquired:
  Class A(b)                                                 (3,684,529)     (60,939,259)    (3,638,205)     (78,648,128)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (903,657)     (13,984,264)    (1,595,873)     (30,381,893)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (456,913)      (6,933,959)      (586,495)     (11,114,180)
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     (7,688)         (99,199)            --               --
========================================================================================================================
     Net increase (decrease) in share activity               (4,193,034)    $(64,740,409)     1,300,018     $ 28,732,197
========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 6% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     ---------------------------------------------------------------------------------------------------
     Class Y                                                                      91,519     $ 1,372,782
     ---------------------------------------------------------------------------------------------------
     Class A                                                                     (91,519)     (1,372,782)
     ===================================================================================================



(c) As of the open of business on April 23, 2007, the Fund acquired all the net assets of AIM Opportunities II Fund and AIM Opportunities III Fund pursuant to plans of reorganization approved by the Trustees of the Fund on November 8, 2006 and by the shareholders of AIM Opportunities II Fund and AIM Opportunities III Fund, respectively on April 12, 2007. The acquisition was accomplished by a tax-free exchange of 6,420,084 shares of the Fund for 3,316,682 shares outstanding of AIM Opportunities II Fund and 5,463,228 shares outstanding of AIM Opportunities III Fund as of the close of business on April 20, 2007. Each class of shares of AIM Opportunities II Fund and AIM Opportunities III Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM Opportunities II Fund and AIM Opportunities III Fund to the net asset value of the Fund on the close of business, April 20, 2007. AIM Opportunities II Fund's net assets as of the close of business on April 20, 2007 of $78,902,797 including $8,801,527 of unrealized appreciation and AIM Opportunities III Fund's net assets as of the close of business on April 20, 2007 of $53,553,987 including $7,852,880 of unrealized appreciation, were combined with the net assets of the Fund immediately before the acquisition of $350,064,699. The combined aggregate net assets of the Fund subsequent to the reorganization were $482,521,483.


19        AIM SELECT EQUITY FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   NET ASSET               NET ASSETS,
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                                OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS   OF PERIOD  RETURN(b)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $21.02     $ 0.08        $(8.21)      $(8.13)     $12.89      (38.68)%    $152,478
Year ended 12/31/07                21.10       0.04         (0.12)       (0.08)      21.02       (0.38)      271,828
Year ended 12/31/06                18.55       0.03          2.52         2.55       21.10       13.75       259,817
Year ended 12/31/05                17.65      (0.04)         0.94         0.90       18.55        5.10       259,946
Year ended 12/31/04                15.50      (0.06)(e)      2.21         2.15       17.65       13.87       292,681
-----------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                18.37      (0.05)        (7.13)       (7.18)      11.19      (39.08)       23,159
Year ended 12/31/07                18.58      (0.11)        (0.10)       (0.21)      18.37       (1.13)       89,372
Year ended 12/31/06                16.46      (0.11)         2.23         2.12       18.58       12.88        85,521
Year ended 12/31/05                15.78      (0.15)         0.83         0.68       16.46        4.31       106,097
Year ended 12/31/04                13.96      (0.17)(e)      1.99         1.82       15.78       13.04       148,300
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                18.33      (0.05)        (7.12)       (7.17)      11.16      (39.12)       12,483
Year ended 12/31/07                18.55      (0.11)        (0.11)       (0.22)      18.33       (1.19)       27,396
Year ended 12/31/06                16.43      (0.11)         2.23         2.12       18.55       12.90        19,966
Year ended 12/31/05                15.75      (0.15)         0.83         0.68       16.43        4.32        22,860
Year ended 12/31/04                13.94      (0.17)(e)      1.98         1.81       15.75       12.98        29,710
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)             15.00       0.01         (2.11)       (2.10)      12.90      (14.00)        1,098
_______________________________________________________________________________________________________________________
=======================================================================================================================

                                    RATIO OF          RATIO OF
                                    EXPENSES          EXPENSES
                                   TO AVERAGE      TO AVERAGE NET     RATIO OF
                                   NET ASSETS      ASSETS WITHOUT  NET INVESTMENT
                                WITH FEE WAIVERS    FEE WAIVERS     INCOME (LOSS)
                                 AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE     PORTFOLIO
                                    ABSORBED          ABSORBED       NET ASSETS    TURNOVER(c)
----------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08                   1.52%(d)          1.52%(d)         0.44%(d)      158%
Year ended 12/31/07                   1.33              1.34             0.19          129
Year ended 12/31/06                   1.40              1.41             0.14           72
Year ended 12/31/05                   1.39              1.39            (0.21)          91
Year ended 12/31/04                   1.38              1.40            (0.40)(e)       38
----------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                   2.27(d)           2.27(d)         (0.31)(d)      158
Year ended 12/31/07                   2.08              2.09            (0.56)         129
Year ended 12/31/06                   2.15              2.16            (0.61)          72
Year ended 12/31/05                   2.14              2.14            (0.96)          91
Year ended 12/31/04                   2.13              2.15            (1.15)(e)       38
----------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                   2.27(d)           2.27(d)         (0.31)(d)      158
Year ended 12/31/07                   2.08              2.09            (0.56)         129
Year ended 12/31/06                   2.15              2.16            (0.61)          72
Year ended 12/31/05                   2.14              2.14            (0.96)          91
Year ended 12/31/04                   2.13              2.15            (1.15)(e)       38
----------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(f)                1.50(d)(g)        1.50(d)(g)       0.46(d)(g)    158
______________________________________________________________________________________________
==============================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $116,070,354 and sold of $105,558,150 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Opportunities II Fund and AIM Opportunities III Fund into the Fund.
(d) Ratios are based on average daily net assets (000's omitted) of $214,454, $51,801, $19,519 and $1,111 for Class A, Class B, Class C and Class Y shares, respectively.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.51)%; $(0.19) and (1.26)% and $(0.19) and (1.26)% for Class
     A, Class B and Class C shares, respectively.
(f)  Commencement date was October 3, 2008.
(g)  Annualized.


NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.


20        AIM SELECT EQUITY FUND

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



21        AIM SELECT EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Funds Group and Shareholders of AIM Select Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Equity Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas



22        AIM SELECT EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 31, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $703.00        $ 7.06      $1,016.84       $ 8.36       1.65%
---------------------------------------------------------------------------------------------------
        B            1,000.00        700.20         10.26       1,013.07        12.14       2.40
---------------------------------------------------------------------------------------------------
        C            1,000.00        699.70         10.25       1,013.07        12.14       2.40
---------------------------------------------------------------------------------------------------
        Y            1,000.00        860.00          3.43       1,017.60         7.61       1.50
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008 (as of close of business October 3, 2008, through December 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM SELECT EQUITY FUND

TAX INFORMATION

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 4.04%, 4.25%, 4.93%, and 5.57%, respectively.


24        AIM SELECT EQUITY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1987          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1992          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


25        AIM SELECT EQUITY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1992          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




26        AIM SELECT EQUITY FUND

[GO PAPERLESS GRAPHIC]

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

# ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of trees used to produce paper.

# ECONOMICAL. Help reduce your fund's printing and delivery expenses and put more capital back in your fund's returns.

# EFFICIENT. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

# EASY. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

     It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

                                                              [INVESCO AIM LOGO]

                                                                - SERVICE MARK -

             invescoaim.com SEQ-AR-1 Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]
-- SERVICE MARK --

AIM SMALL CAP EQUITY FUND
Annual Report to Shareholders # December 31, 2008

                               [MOUNTAIN GRAPHIC]

2 Letters to Shareholders

4 Performance Summary

4 Management Discussion

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

12 Financial Statements

15 Notes to Financial Statements

21 Financial Highlights

23 Auditor's Report

24 Fund Expenses

25 Tax Information

26 Trustees and Officers

[PHOTO OF TAYLOR]

Philip Taylor

Dear Shareholder:

In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on market developments during calendar year 2008 and provide you with some perspective and encouragement.

MARKET OVERVIEW

At the start of 2008, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board (the Fed) cut short-term interest rate targets throughout 2008 in an effort to stimulate economic growth. The Fed reduced its short-term interest rate target from 4.25% to a range of zero to 0.25% during the year.(1)

     In the spring of 2008, more serious factors came to the forefront -- driving unemployment sharply higher( 2) and causing major stock market indexes to hit multi-year lows in the U.S. and overseas.(3) For example, the S&P 500 Index, considered representative of the U.S. stock market, had its worst one-year performance since 1937.(4) During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector and domestic automobile industry, stabilize the stock market and inject liquidity into the credit markets.

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom. Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis. Following his election, President Barack Obama again pledged to act boldly to stimulate the U.S. economy.

   As we enter 2009, the volatility in the stock, fixed-income and credit markets we saw last year emphasized the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

# INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. We urge you to stick to your investment plan and stay focused on your long-term goals.

# DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

# STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

     A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

     It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to attempt to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

I believe Invesco Aim is uniquely positioned to navigate current difficult markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

     While market conditions change often, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

     If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

     Thank you for your continued confidence, and all of us at Invesco Aim look forward to serving you.

Sincerely,

/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

---------------
1     U.S. Federal Reserve;

2     Bureau of Labor Statistics;

3     FactSet Research;

4     Wall Street Journal

2 AIM SMALL CAP EQUITY FUND

[PHOTO OF CROCKETT]

BRUCE CROCKETT

Dear Fellow Shareholders:

Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. While no one likes to see investment values decline as sharply as they have recently, as mutual fund investors we can find some consolation in the knowledge that our fund investments are more transparent, more comprehensively governed and more closely regulated than most other kinds of investments. In addition, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

     In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar-cost-averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar-cost-averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

     A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

     Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's "Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by Corporate Insight.

     As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

     While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,

/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM SMALL CAP EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

For the year ended December 31, 2008, Class A shares of AIM Small Cap Equity Fund had negative returns but, at net asset value (NAV), fared better than the Fund's style-specific index, the Russell 2000 Index.+Performance versus the Russell 2000 Index was driven by better stock selection across sectors.

     At NAV, the Fund's Class A shares also fared better than the broad market, as measured by the S&P 500 Index.+Small-cap stocks generally outperformed large-cap stocks in 2008+; the S&P 500 Index is heavily oriented to large-cap stocks.

     Your Fund's long-term performance appears later in this report.

FUND VS. INDEXES

Total returns, 12/31/07 to 12/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares                                             -31.45%
Class B Shares                                             -32.01
Class C Shares                                             -32.01
Class R Shares                                             -31.59
Class Y Shares*                                            -31.45
S&P 500 Index +(Broad Market Index)                        -36.99
Russell 2000 Index+(Style-Specific Index)                  -33.79
Lipper Small-Cap Core Funds Index+(Peer Group Index)       -35.59

----------
+     Lipper Inc.

* Share class incepted during the fiscal year. See page 7 for a detailed explanation of Fund performance.

HOW WE INVEST

Our investment process seeks to identify attractively valued small-cap companies with high growth potential, demonstrated by consistent and accelerating revenue and earnings growth.

     We begin with a quantitative model that ranks companies based on a set of fundamental, valuation and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.

     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis.

1. Fundamental analysis. Building financial models and conducting in-depth interviews with company management.

2. Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.

3. Timeliness analysis. Identifying the "timeliness" of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of stock deterioration. This also serves as a risk management measure that helps us confirm our high conviction candidates.

     Portfolio construction plays an important role in risk management. We align the Fund with the S&P SmallCap 600 Index, the benchmark we believe represents the small-cap-growth asset class. We seek to manage risk by keeping the Fund's sector weightings in line with the benchmark by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing in typically 100-120 holdings.

      We consider selling a stock when it no longer meets our investment criteria, based on:

# Our original investment thesis is not valid because the fundamentals are no longer intact.

#     The price target set at purchase is exceeded.

#     The company's timeliness profile deteriorates.

MARKET CONDITIONS AND YOUR FUND

Many factors contributed to sharp negative performance of most major market indexes for the year ended December 31, 2008.(1) The chief catalyst was the ongoing subprime loan crisis and its far-reaching effects on overall credit availability. Additionally, record high crude oil prices,(2) falling home values and the weak U.S. dollar placed significant pressure on the purchasing power of consumers. Later in the year, consumer confidence fell and market volatility increased dramatically due to growing concerns of a global recession.

     To facilitate the orderly functioning of the credit markets and possibly prevent a more severe economic downturn, in early October Congress enacted a $700 billion rescue plan -- the Troubled Assets Relief Program. In addition, the U.S. Federal Reserve (the Fed), in concert with other central banks, dramatically lowered short-term interest rates.

     In this environment, the Fund had double-digit negative performance but fared better at NAV than the Russell 2000 Index.(1) Performance was driven primarily by stock selection in several sectors, including industrials, health care, consumer discretionary and materials.

PORTFOLIO COMPOSITION

By sector
Industrials                             18.2%
Financials                              17.2
Information Technology                  15.9
Health Care                             14.3
Consumer Discretionary                  11.5
Consumer Staples                         5.6
Energy                                   4.9
Materials                                4.0
Telecommunication Services               2.6
Utilities                                2.6
Money Market Funds
Plus Other Assets Less Liabilities       3.2

TOP FIVE INDUSTRIES

1.Regional Banks                                        8.1%
2.Environment & Facilities Services                     3.9
3.Trucking                                              3.8
4.Health Care Equipment                                 3.2
5.Industrial Machinery                                  3.2
                                             --------------

Total Net Assets                             $365.9 million

Total Number of Holdings*                               103

TOP 10 EQUITY HOLDINGS*

1. Alberto-Culver Co.                               1.6%
2. Community Trust Bancorp., Inc.                   1.6
3. KBW Inc.                                         1.5
4. CACI International Inc.-Class A                  1.5
5. Marten Transport, Ltd.                           1.5
6. Capella Education Co.                            1.5
7. ViroPharma Inc.                                  1.4
8. Team, Inc.                                       1.4
9. Arris Group Inc.                                 1.4
10.ComTech Telecommunications Corp.                 1.4

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

-----------
*     Excluding money market fund holdings.

4 AIM SMALL CAP EQUITY FUND

      The Fund outperformed its benchmark index by the widest margin in the industrials sector, largely due to stock selection in the transportation industry. The top contributor to Fund performance was ALLEGIANT TRAVEL, a company that provides airline transportation from smaller cities to tourist destinations. Other transportation holdings that made positive contributions included truckload carriers MARTEN TRANSPORT and OLD DOMINION FREIGHT.

      Outperformance in the health care sector was also due to stock selection. Key contributors to Fund performance included home health care services provider GENTIVA HEALTH SERVICES and pharmaceutical manufacturer VIROPHARMA.

      The Fund also outperformed the Russell 2000 Index in the consumer discretionary sector, driven by stock selection and an underweight position. The Fund's underweight position was a benefit during the year as many consumer discretionary stocks were weak due to significant reductions in consumer spending. Specifically, the Fund avoided all companies in the automobiles and components industry, many of which performed poorly.

      Another area of relative strength for the Fund was the materials sector, where the Fund benefited from solid stock selection. One holding that made a key contribution to Fund performance was salt producer COMPASS MINERALS INTERNATIONAL.

      Underperformance versus the Russell 2000 Index was concentrated in three sectors: energy, financials and utilities. After reaching highs(2) earlier in the year, the price of oil fell sharply due to weakening demand caused by the global economic slowdown, negatively affecting many companies in the energy sector. Three of the Fund's top five detractors from performance were energy holdings: NATCO GROUP, VENOCO AND PARALLEL PETROLEUM.

      The financials sector experienced significant volatility during the year, as the credit crisis intensified and a liquidity crunch emerged. Underperformance in this sector was driven largely by an underweight position in the bank industry, as many small-cap bank stocks rallied late in the year. In addition, stock selection in the diversified financials and insurance industries detracted from performance.

      The Fund also underperformed in the utilities sector, due to both stock selection and an underweight position. Key detractors included ENERGEN and CASCAL N.V.

      The most significant changes to overall positioning of the Fund included reductions in the information technology and materials sectors and additions in the financials, health care and utilities sectors. All changes to the Fund were based on our bottom-up stock selection process of identifying high quality growth companies trading at what we believe are attractive valuations.

      We thank you for your commitment to AIM Small Cap Equity Fund.

-------------
1     Lipper Inc.

2     Bloomberg L.P.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[PHOTO OF ELLIS]

JULIET ELLIS

Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Small Cap Equity Fund. Ms. Ellis joined Invesco Aim in 2004. She previously served as senior portfolio manager of two small-cap funds for another company and was responsible for the management of more than $2 billion in assets. Ms. Ellis began her investment career in 1981 as a financial consultant. She is a cum laude and Phi Beta Kappa graduate of Indiana University with a B.A. in economics and political science.

[PHOTO OF HARTSFIELD]

JUAN HARTSFIELD

Chartered Financial Analyst, portfolio manager, is manager of AIM Small Cap Equity Fund. Prior to joining Invesco Aim in 2004, he began his investment career in 2000 as an equity analyst and most recently served as a portfolio manager. Mr. Hartsfield earned a B.S. in petroleum engineering from The University of Texas at Austin and his M.B.A. from the University of Michigan.

Assisted by the Small Cap Core/Growth Team

5 AIM SMALL CAP EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.

      Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 AIM SMALL CAP EQUITY FUND

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION

Fund and index data from 08/31/00

            AIM Small Cap      AIM Small Cap        AIM Small Cap
         Equity Fund- Class  Equity Fund- Class  Equity Fund- Class                    Russell 2000   Lipper Small-Cap
 Date         A Shares           B Shares           C Shares         S&P 500 Index(1)     Index(1)   Core Funds Index(1)
8/31/00       $  9450             $ 10000           $ 10000             $ 10000          $ 10000          $ 10000
   9/00          9308                9850              9850                9472             9706             9743
  10/00          9233                9760              9760                9432             9273             9450
  11/00          8193                8660              8660                8689             8321             8509
  12/00          8845                9340              9340                8732             9036             9335
   1/01          9280                9790              9790                9041             9506             9668
   2/01          8410                8870              8870                8217             8882             9054
   3/01          7985                8420              8420                7697             8448             8625
   4/01          8722                9191              9191                8295             9109             9313
   5/01          9251                9740              9740                8350             9333             9652
   6/01          9648               10160             10160                8147             9655             9951
   7/01          9384                9871              9871                8067             9132             9720
   8/01          9072                9541              9541                7562             8837             9448
   9/01          7985                8391              8391                6952             7648             8210
  10/01          8288                8702              8702                7084             8095             8698
  11/01          8883                9322              9322                7628             8722             9344
  12/01          9634               10113             10103                7695             9260            10000
   1/02          9530                9992              9992                7582             9164             9882
   2/02          9426                9883              9883                7436             8913             9618
   3/02         10325               10812             10812                7716             9629            10357
   4/02         10429               10913             10913                7248             9717            10408
   5/02         10211               10683             10683                7195             9286            10020
   6/02          9634               10073             10073                6683             8825             9459
   7/02          8046                8413              8403                6162             7492             8173
   8/02          8140                8503              8503                6202             7473             8217
   9/02          7374                7692              7692                5529             6936             7635
  10/02          7573                7902              7902                6015             7159             7906
  11/02          8036                8383              8383                6369             7798             8490
  12/02          7781                8113              8113                5995             7363             8077
   1/03          7573                7883              7883                5838             7160             7841
   2/03          7299                7593              7592                5750             6943             7596
   3/03          7497                7803              7803                5806             7033             7660
   4/03          8093                8413              8413                6284             7699             8298
   5/03          8783                9133              9133                6615             8526             9027
   6/03          9019                9373              9363                6699             8680             9235
   7/03          9596                9964              9963                6817             9223             9709
   8/03          9964               10345             10334                6950             9646            10129
   9/03          9785               10154             10154                6876             9468             9909
  10/03         10588               10985             10975                7265            10263            10688
  11/03         10928               11335             11325                7329            10627            11073
  12/03         11373               11775             11776                7713            10843            11381
   1/04         11694               12105             12096                7855            11314            11742
   2/04         11979               12395             12386                7964            11415            11946
   3/04         12083               12496             12486                7844            11522            12075
   4/04         11563               11946             11946                7721            10934            11660
   5/04         11724               12106             12096                7827            11108            11762
   6/04         12036               12427             12417                7979            11576            12264
   7/04         11156               11506             11507                7715            10797            11618
   8/04         10702               11026             11027                7746            10741            11516
   9/04         11128               11456             11457                7829            11245            12089
  10/04         11402               11737             11738                7949            11467            12287

-------------
1     Lipper Inc.

                                [MOUNTAIN CHART]

            AIM Small Cap      AIM Small Cap        AIM Small Cap
         Equity Fund- Class  Equity Fund- Class  Equity Fund- Class                    Russell 2000   Lipper Small-Cap
 Date         A Shares           B Shares           C Shares         S&P 500 Index(1)     Index(1)   Core Funds Index (1)
  11/04         12205               12557             12547                8271            12461            13257
  12/04         12448               12795             12795                8552            12830            13471
   1/05         12030               12362             12362                8343            12295            13081
   2/05         12390               12733             12723                8519            12503            13386
   3/05         12127               12455             12445                8368            12145            13049
   4/05         11378               11672             11672                8210            11450            12345
   5/05         12088               12393             12383                8471            12199            13006
   6/05         12369               12682             12671                8483            12670            13450
   7/05         12933               13249             13237                8798            13472            14249
   8/05         12748               13053             13052                8718            13223            14117
   9/05         12923               13228             13217                8788            13264            14252
  10/05         12680               12970             12959                8642            12852            13814
  11/05         13351               13649             13639                8968            13476            14446
  12/05         13265               13548             13538                8972            13415            14490
   1/06         14260               14562             14551                9209            14617            15594
   2/06         14326               14608             14609                9234            14577            15490
   3/06         14716               15000             14989                9349            15284            16173
   4/06         14986               15265             15254                9474            15282            16294
   5/06         14651               14908             14910                9202            14424            15508
   6/06         14500               14747             14749                9214            14516            15402
   7/06         14110               14345             14346                9271            14044            14879
   8/06         14446               14679             14680                9491            14460            15174
   9/06         14597               14829             14830                9736            14580            15245
  10/06         15215               15439             15441               10053            15420            15982
  11/06         15691               15923             15913               10244            15825            16448
  12/06         15499               15706             15708               10387            15878            16475
   1/07         15715               15923             15912               10544            16144            16769
   2/07         15803               15991             15993               10339            16016            16807
   3/07         15904               16087             16089               10454            16188            16992
   4/07         16284               16467             16469               10917            16478            17477
   5/07         17019               17201             17189               11298            17154            18231
   6/07         16867               17024             17026               11110            16902            18047
   7/07         15955               16100             16087               10766            15746            17101
   8/07         16347               16480             16482               10927            16103            17167
   9/07         16803               16941             16930               11335            16380            17534
  10/07         17247               17377             17365               11516            16849            17958
  11/07         16272               16371             16373               11034            15640            16755
  12/07         16263               16359             16362               10958            15630            16791
   1/08         14944               15026             15028               10301            14564            15680
   2/08         14597               14667             14669                9966            14024            15380
   3/08         14874               14937             14939                9923            14083            15248
   4/08         15567               15625             15613               10406            14672            15986
   5/08         16206               16255             16258               10541            15346            16775
   6/08         15457               15491             15494                9653            14165            15610
   7/08         15624               15655             15644                9572            14689            15652
   8/08         15985               15999             16004                9711            15220            16012
   9/08         14612               14622             14626                8846            14007            14517
  10/08         11865               11866             11854                7361            11093            11422
  11/08         10727               10712             10715                6832             9781            10231
  12/08         11150               11150             11115                6904            10349            10816

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/08, including maximum applicable sales charges

CLASS A SHARES
Inception (8/31/00)     1.32%
         5 Years       -1.52
         1 Year       -35.21

CLASS B SHARES
Inception (8/31/00)     1.31%
         5 Years       -1.40
         1 Year       -35.36

CLASS C SHARES
Inception (8/31/00)     1.28%
         5 Years       -1.14
         1 Year       -32.68

CLASS R SHARES
Inception               1.78%
         5 Years       -0.64
         1 Year       -31.59

CLASS Y SHARES
Inception               2.00%
         5 Years       -0.40
         1 Year       -31.45


CLASS R SHARES' INCEPTION DATE IS JUNE 3, 2002. RETURNS SINCE THAT DATE ARE HISTORICAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF HISTORICAL CLASS R SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS R SHARES) AT NET ASSET VALUE, ADJUSTED TO REFLECT THE HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS R SHARES. CLASS A SHARES' INCEPTION DATE IS AUGUST 31, 2000.

      CLASS Y SHARES' INCEPTION DATE IS OCTOBER 3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF ACTUAL CLASS Y SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS Y SHARES) AT NET ASSET VALUE. THE RESTATED CLASS A SHARE PERFORMANCE REFLECTS THE RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES AS WELL AS ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A SHARES. CLASS A SHARES' INCEPTION DATE IS AUGUST 31, 2000.

      THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

      THE TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET FORTH IN THE MOST RECENT FUND PROSPECTUS AS OF THE DATE OF THIS REPORT FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS Y SHARES WAS 1.37%, 2.12%, 2.12%, 1.62% AND 1.12%,
RESPECTIVELY. THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY FROM THE EXPENSE RATIOS PRESENTED IN OTHER SECTIONS OF THIS REPORT THAT ARE BASED ON EXPENSES INCURRED DURING THE PERIOD COVERED BY THIS REPORT.

      CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. CLASS Y SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

      THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

7 AIM SMALL CAP EQUITY FUND

AIM SMALL CAP EQUITY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

# Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

#     Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

# Effective September 30, 2003, only previously established qualified plans are eligible to purchase Class B shares of any AIM fund.

# Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

# Class Y shares are available to only certain investors. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

# Since a large percentage of the Fund's assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

# The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

# Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

# Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

# The prices of securities held by the Fund may decline in response to market risks.

# Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

# Although the Fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

ABOUT INDEXES USED IN THIS REPORT

# The S&P 500--REGISTERED TRADEMARK--INDEX is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

# The RUSSELL 2000--REGISTERED TRADEMARK--INDEX measures the performance of the 2,000 smallest companies in the Russell 3000--REGISTERED TRADEMARK-- Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index and the Russell 3000 Index are trademarks/service marks of the Frank Russell Company. Russell--REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

# The LIPPER SMALL-CAP CORE FUNDS INDEX is an equally weighted representation of the largest funds in the Lipper Small-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

# The S&P SMALLCAP 600 INDEX is a market-value weighted index that consists of 600 small cap domestic stocks chosen for market size, liquidity and industry group representation.

# The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

# A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

OTHER INFORMATION

# The Chartered Financial Analyst--REGISTERED TRADEMARK--(CFA--REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

# The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

# Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

FUND NASDAQ SYMBOLS

Class A Shares           SMEAX
Class B Shares           SMEBX
Class C Shares           SMECX
Class R Shares           SMERX
Class Y Shares           SMEYX

8 AIM SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-96.75%

AEROSPACE & DEFENSE-3.07%

AAR Corp.(b)(c)                                         214,797    $  3,954,413
-------------------------------------------------------------------------------
Aerovironment Inc.(b)(c)                                102,865       3,786,460
-------------------------------------------------------------------------------
Curtiss-Wright Corp.                                    104,405       3,486,083
===============================================================================
                                                                     11,226,956
===============================================================================


AIRLINES-1.14%

Allegiant Travel Co.(b)(c)                               86,089       4,181,343
===============================================================================


APPAREL RETAIL-2.12%

Citi Trends Inc.(b)(c)                                  293,003       4,313,004
-------------------------------------------------------------------------------
J. Crew Group, Inc.(b)(c)                               281,160       3,430,152
===============================================================================
                                                                      7,743,156
===============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-1.53%

Carter's, Inc.(c)                                       172,768       3,327,511
-------------------------------------------------------------------------------
Volcom, Inc.(b)(c)                                      208,673       2,274,536
===============================================================================
                                                                      5,602,047
===============================================================================


APPLICATION SOFTWARE-1.81%

Blackbaud, Inc.                                         236,554       3,193,479
-------------------------------------------------------------------------------
Parametric Technology Corp.(b)(c)                       271,355       3,432,641
===============================================================================
                                                                      6,626,120
===============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.30%

Affiliated Managers Group, Inc.(b)(c)                    53,011       2,222,221
-------------------------------------------------------------------------------
GAMCO Investors, Inc.-Class A                            92,897       2,537,946
===============================================================================
                                                                      4,760,167
===============================================================================


BIOTECHNOLOGY-0.36%

InterMune, Inc.(b)(c)                                   125,375       1,326,468
===============================================================================


COMMUNICATIONS EQUIPMENT-2.83%

Arris Group Inc.(c)                                     651,612       5,180,315
-------------------------------------------------------------------------------
Comtech Telecommunications Corp.(c)                     112,785       5,167,809
-------------------------------------------------------------------------------
Lantronix Inc.-Wts. expiring 02/09/11(d)                  2,606               0
===============================================================================
                                                                     10,348,124
===============================================================================


CONSTRUCTION & ENGINEERING-1.20%

Northwest Pipe Co.(b)(c)                                103,344       4,403,488
===============================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.45%

Titan International, Inc.                               200,597       1,654,925
===============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-2.27%

CyberSource Corp.(c)                                    324,252       3,887,782
-------------------------------------------------------------------------------
Euronet Worldwide, Inc.(b)(c)                           195,466       2,269,360
-------------------------------------------------------------------------------
Wright Express Corp.(c)                                 169,730       2,138,598
===============================================================================
                                                                      8,295,740
===============================================================================


DIVERSIFIED CHEMICALS-0.90%

FMC Corp.                                                73,324       3,279,783
===============================================================================


DIVERSIFIED METALS & MINING-1.10%

Compass Minerals International, Inc.                     68,788       4,035,104
===============================================================================


DIVERSIFIED SUPPORT SERVICES-0.17%

EnerNOC, Inc.(b)(c)                                      83,519         621,381
===============================================================================


EDUCATION SERVICES-1.46%

Capella Education Co.(b)(c)                              91,177       5,357,561
===============================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-1.34%

Belden Inc.(b)                                          154,813       3,232,495
-------------------------------------------------------------------------------
General Cable Corp.(b)(c)                                93,968       1,662,294
===============================================================================
                                                                      4,894,789
===============================================================================


ELECTRONIC EQUIPMENT & INSTRUMENTS-1.23%

OSI Systems, Inc.(c)                                    169,227       2,343,794
-------------------------------------------------------------------------------
Rofin-Sinar Technologies, Inc.(b)(c)                    104,976       2,160,406
===============================================================================
                                                                      4,504,200
===============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-3.87%

ABM Industries Inc.                                     263,374       5,017,275
-------------------------------------------------------------------------------
Team, Inc.(b)(c)                                        188,495       5,221,311
-------------------------------------------------------------------------------
Waste Connections, Inc.(c)                              124,890       3,942,777
===============================================================================
                                                                     14,181,363
===============================================================================


FOOD RETAIL-1.36%

Ruddick Corp.(b)                                        180,208       4,982,751
===============================================================================


GAS UTILITIES-1.55%

Energen Corp.                                            73,399       2,152,793
-------------------------------------------------------------------------------
UGI Corp.                                               144,051       3,517,725
===============================================================================
                                                                      5,670,518
===============================================================================


GENERAL MERCHANDISE STORES-1.31%

Pantry, Inc. (The)(b)(c)                                222,889       4,780,969
===============================================================================


HEALTH CARE DISTRIBUTORS-0.95%

Owens & Minor, Inc.                                      92,090       3,467,189
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM SMALL CAP EQUITY FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-3.23%

Cardiac Science Corp.(c)                                384,039    $  2,880,293
-------------------------------------------------------------------------------
Invacare Corp.(b)                                       308,516       4,788,168
-------------------------------------------------------------------------------
Quidel Corp.(c)                                         318,013       4,156,430
===============================================================================
                                                                     11,824,891
===============================================================================


HEALTH CARE FACILITIES-1.00%

Skilled Healthcare Group Inc.-Class A(c)                432,068       3,646,654
===============================================================================


HEALTH CARE SERVICES-1.31%

Gentiva Health Services, Inc.(c)                        163,281       4,777,602
===============================================================================


HEALTH CARE SUPPLIES-1.10%

Haemonetics Corp.(b)(c)                                  71,366       4,032,179
===============================================================================


HEALTH CARE TECHNOLOGY-1.13%

Omnicell, Inc.(c)                                       339,617       4,146,724
===============================================================================


HOTELS, RESORTS & CRUISE LINES-0.28%

Red Lion Hotels Corp.(c)                                432,400       1,029,112
===============================================================================


HOUSEHOLD APPLIANCES-1.12%

Snap-on Inc.                                            104,295       4,107,137
===============================================================================


INDUSTRIAL MACHINERY-3.16%

Chart Industries, Inc.(c)                               137,578       1,462,454
-------------------------------------------------------------------------------
Kadant Inc.(c)                                          229,907       3,099,147
-------------------------------------------------------------------------------
RBC Bearings Inc.(c)                                    146,971       2,980,572
-------------------------------------------------------------------------------
Valmont Industries, Inc.(b)                              65,856       4,040,924
===============================================================================
                                                                     11,583,097
===============================================================================


INSURANCE BROKERS-1.18%

Arthur J. Gallagher & Co.                               166,487       4,313,678
===============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-2.65%

Alaska Communications Systems Group Inc.(b)             468,938       4,398,639
-------------------------------------------------------------------------------
Cincinnati Bell Inc.(c)                               1,397,770       2,697,696
-------------------------------------------------------------------------------
NTELOS Holdings Corp.                                   105,393       2,598,991
===============================================================================
                                                                      9,695,326
===============================================================================


INTERNET SOFTWARE & SERVICES-2.43%

Ariba Inc.(c)                                           619,102       4,463,725
-------------------------------------------------------------------------------
Open Text Corp. (Canada)(b)(c)                          147,322       4,438,812
===============================================================================
                                                                      8,902,537
===============================================================================


INVESTMENT BANKING & BROKERAGE-1.48%

KBW Inc.(b)(c)                                          234,729       5,398,767
===============================================================================


IT CONSULTING & OTHER SERVICES-1.46%

CACI International Inc.-Class A(b)(c)                   118,887       5,360,615
===============================================================================


LIFE SCIENCES TOOLS & SERVICES-2.53%

Bio-Rad Laboratories, Inc.-Class A(c)                    57,921       4,362,030
-------------------------------------------------------------------------------
Dionex Corp.(b)(c)                                       62,441       2,800,479
-------------------------------------------------------------------------------
eResearch Technology, Inc.(c)                           317,338       2,103,951
===============================================================================
                                                                      9,266,460
===============================================================================


METAL & GLASS CONTAINERS-1.08%

AptarGroup, Inc.(b)                                     111,827       3,940,783
===============================================================================


MOVIES & ENTERTAINMENT-1.10%

World Wrestling Entertainment, Inc.-Class A(b)          363,089       4,023,026
===============================================================================


MULTI-UTILITIES-0.76%

Avista Corp.                                            143,505       2,781,127
===============================================================================


OFFICE REIT'S-0.86%

Alexandria Real Estate Equities, Inc.                    51,968       3,135,749
===============================================================================


OIL & GAS EQUIPMENT & SERVICES-2.49%

Complete Production Services, Inc.(c)                   203,250       1,656,488
-------------------------------------------------------------------------------
Lufkin Industries, Inc.                                  69,843       2,409,583
-------------------------------------------------------------------------------
NATCO Group Inc.-Class A(c)                             133,161       2,021,384
-------------------------------------------------------------------------------
Oceaneering International, Inc.(c)                      103,583       3,018,409
===============================================================================
                                                                      9,105,864
===============================================================================


OIL & GAS EXPLORATION & PRODUCTION-2.36%

Comstock Resources, Inc.(c)                              83,478       3,944,336
-------------------------------------------------------------------------------
Parallel Petroleum Corp.(c)                             366,961         737,592
-------------------------------------------------------------------------------
Penn Virginia Corp.(b)                                  126,780       3,293,744
-------------------------------------------------------------------------------
Venoco Inc.(c)                                          249,833         677,047
===============================================================================
                                                                      8,652,719
===============================================================================


PACKAGED FOODS & MEATS-2.58%

Flowers Foods, Inc.                                     175,695       4,279,930
-------------------------------------------------------------------------------
TreeHouse Foods, Inc.(b)(c)                             189,378       5,158,657
===============================================================================
                                                                      9,438,587
===============================================================================


PERSONAL PRODUCTS-1.64%

Alberto-Culver Co.                                      245,154       6,008,725
===============================================================================


PHARMACEUTICALS-2.64%

ViroPharma Inc.(c)                                      403,665       5,255,718
-------------------------------------------------------------------------------
VIVUS, Inc.(b)(c)                                       828,323       4,406,679
===============================================================================
                                                                      9,662,397
===============================================================================


PROPERTY & CASUALTY INSURANCE-2.23%

Assured Guaranty Ltd.                                   282,191       3,216,977
-------------------------------------------------------------------------------
FPIC Insurance Group, Inc.(c)                           113,068       4,950,117
===============================================================================
                                                                      8,167,094
===============================================================================


REGIONAL BANKS-8.12%

BancFirst Corp.                                          73,250       3,876,390
-------------------------------------------------------------------------------
Commerce Bancshares, Inc.(b)                            105,315       4,628,594
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM SMALL CAP EQUITY FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Community Trust Bancorp, Inc.                           159,247    $  5,852,327
-------------------------------------------------------------------------------
First Financial Bankshares, Inc.(b)                      89,651       4,949,632
-------------------------------------------------------------------------------
MB Financial, Inc.                                      144,472       4,037,993
-------------------------------------------------------------------------------
Texas Capital Bancshares, Inc.(c)                       228,920       3,058,371
-------------------------------------------------------------------------------
Whitney Holding Corp.(b)                                206,891       3,308,187
===============================================================================
                                                                     29,711,494
===============================================================================


RESTAURANTS-2.46%

DineEquity, Inc.                                        123,979       1,433,197
-------------------------------------------------------------------------------
Papa John's International, Inc.(c)                      184,810       3,406,048
-------------------------------------------------------------------------------
Sonic Corp.(c)                                          341,808       4,159,804
===============================================================================
                                                                      8,999,049
===============================================================================


SEMICONDUCTOR EQUIPMENT-1.83%

ATMI, Inc.(c)                                           207,047       3,194,735
-------------------------------------------------------------------------------
MKS Instruments, Inc.(c)                                236,500       3,497,835
===============================================================================
                                                                      6,692,570
===============================================================================


SEMICONDUCTORS-2.08%

Power Integrations, Inc.                                166,202       3,304,096
-------------------------------------------------------------------------------
Semtech Corp.(b)(c)                                     381,578       4,300,384
===============================================================================
                                                                      7,604,480
===============================================================================


SPECIALIZED REIT'S-2.05%

LaSalle Hotel Properties(b)                             152,896       1,689,501
-------------------------------------------------------------------------------
Senior Housing Properties Trust                         136,540       2,446,797
-------------------------------------------------------------------------------
Universal Health Realty Income Trust                    101,875       3,352,706
===============================================================================
                                                                      7,489,004
===============================================================================


SPECIALTY CHEMICALS-0.97%

Zep, Inc.                                               184,656       3,565,707
===============================================================================


TECHNOLOGY DISTRIBUTORS-0.10%

PC Mall, Inc.(c)                                         89,105         357,311
===============================================================================


TRUCKING-3.77%

Landstar System, Inc.                                   111,940       4,301,854
-------------------------------------------------------------------------------
Marten Transport, Ltd.(c)                               282,630       5,358,665
-------------------------------------------------------------------------------
Old Dominion Freight Line, Inc.(c)                      144,977       4,126,045
===============================================================================
                                                                     13,786,564
===============================================================================


WATER UTILITIES-0.25%

Cascal N.V. (United Kingdom)                            224,845         903,877
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $428,561,754)                                          354,055,048
===============================================================================



MONEY MARKET FUNDS-2.38%

Liquid Assets Portfolio-Institutional Class(e)        4,354,077       4,354,077
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)              4,354,077       4,354,077
===============================================================================
     Total Money Market Funds (Cost $8,708,154)                       8,708,154
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.13% (Cost $437,269,908)                                  362,763,202
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-17.76%

Liquid Assets Portfolio-Institutional Class (Cost
  $64,976,756)(e)(f)                                 64,976,756      64,976,756
===============================================================================
TOTAL INVESTMENTS-116.89% (Cost $502,246,664)                       427,739,958
===============================================================================
OTHER ASSETS LESS LIABILITIES-(16.89)%                              (61,795,458)
===============================================================================
NET ASSETS-100.00%                                                 $365,944,500
===============================================================================



Investment Abbreviations:

REIT  - Real Estate Investment Trust
Wts.  - Warrants


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d)   Non-income producing security acquired through a corporate action.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 11.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $428,561,754)*                          $354,055,048
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  73,684,910
======================================================
     Total investments (Cost
       $502,246,664)                       427,739,958
======================================================
Receivables for:
  Investments sold                           2,061,309
------------------------------------------------------
  Fund shares sold                           2,446,070
------------------------------------------------------
  Dividends                                    476,199
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             43,135
------------------------------------------------------
Other assets                                    29,979
======================================================
     Total assets                          432,796,650
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                     1,437,536
------------------------------------------------------
  Collateral upon return of securities
     loaned                                 64,976,756
------------------------------------------------------
Accrued fees to affiliates                     272,724
------------------------------------------------------
Accrued other operating expenses                58,045
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                             107,089
======================================================
     Total liabilities                      66,852,150
======================================================
Net assets applicable to shares
  outstanding                             $365,944,500
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $467,837,058
------------------------------------------------------
Undistributed net investment income
  (loss)                                      (126,724)
------------------------------------------------------
Undistributed net realized gain (loss)     (27,259,128)
------------------------------------------------------
Unrealized appreciation (depreciation)     (74,506,706)
======================================================
                                          $365,944,500
======================================================



NET ASSETS:

Class A                                   $227,884,654
======================================================
Class B                                   $ 50,220,079
======================================================
Class C                                   $ 36,470,220
======================================================
Class R                                   $ 23,878,594
======================================================
Class Y                                   $  3,533,526
======================================================
Institutional Class                       $ 23,957,427
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                     28,820,208
======================================================
Class B                                      6,875,511
======================================================
Class C                                      4,994,960
======================================================
Class R                                      3,082,007
======================================================
Class Y                                        446,622
======================================================
Institutional Class                          2,950,632
======================================================
Class A:
  Net asset value per share               $       7.91
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $7.91 divided
     by 94.50%)                           $       8.37
======================================================
Class B:
  Net asset value and offering price
     per share                            $       7.30
======================================================
Class C:
  Net asset value and offering price
     per share                            $       7.30
======================================================
Class R:
  Net asset value and offering price
     per share                            $       7.75
======================================================
Class Y:
  Net asset value and offering price
     per share                            $       7.91
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       8.12
======================================================




* At December 31, 2008, securities with an aggregate value of $64,405,525 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM SMALL CAP EQUITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $5,848)                             $   4,560,126
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $835,955)                                                                         1,150,041
================================================================================================
     Total investment income                                                           5,710,167
================================================================================================


EXPENSES:

Advisory fees                                                                          3,454,625
------------------------------------------------------------------------------------------------
Administrative services fees                                                             150,040
------------------------------------------------------------------------------------------------
Custodian fees                                                                            11,111
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                717,329
------------------------------------------------------------------------------------------------
  Class B                                                                                794,596
------------------------------------------------------------------------------------------------
  Class C                                                                                443,708
------------------------------------------------------------------------------------------------
  Class R                                                                                125,962
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                1,359,174
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                         729
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 29,382
------------------------------------------------------------------------------------------------
Other                                                                                    310,492
================================================================================================
     Total expenses                                                                    7,397,148
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (42,880)
================================================================================================
     Net expenses                                                                      7,354,268
================================================================================================
Net investment income (loss)                                                          (1,644,101)
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from investment securities (includes net gains from
  securities sold to affiliates of $3,875,153)                                       (26,858,226)
================================================================================================
Change in net unrealized appreciation (depreciation)                                (147,408,543)
================================================================================================
Net realized and unrealized gain (loss)                                             (174,266,769)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(175,910,870)
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                              $  (1,644,101)   $ (3,595,022)
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (26,858,226)     54,821,346
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (147,408,543)    (32,039,448)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (175,910,870)     19,186,876
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                      (3,289,862)    (29,992,662)
---------------------------------------------------------------------------------------------------------
  Class B                                                                        (815,086)    (10,156,017)
---------------------------------------------------------------------------------------------------------
  Class C                                                                        (577,212)     (5,014,599)
---------------------------------------------------------------------------------------------------------
  Class R                                                                        (350,122)     (2,305,068)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                         (41,951)             --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (334,108)     (3,264,873)
=========================================================================================================
     Total distributions from net realized gains                               (5,408,341)    (50,733,219)
=========================================================================================================
Share transactions-net:
  Class A                                                                      (4,535,055)    119,069,962
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (27,582,114)    (13,915,556)
---------------------------------------------------------------------------------------------------------
  Class C                                                                       1,083,289        (747,735)
---------------------------------------------------------------------------------------------------------
  Class R                                                                       7,578,764        (682,405)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                       4,010,813              --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (3,099,714)     23,360,252
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (22,544,017)    127,084,518
=========================================================================================================
     Net increase (decrease) in net assets                                   (203,863,228)     95,538,175
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           569,807,728     474,269,553
=========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $(126,724) and $(121,424), respectively)                               $ 365,944,500    $569,807,728
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's primary investment objective is long-term growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


15        AIM SMALL CAP EQUITY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.


16        AIM SMALL CAP EQUITY FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.745%
-------------------------------------------------------------------
Next $250 million                                            0.73%
-------------------------------------------------------------------
Next $500 million                                            0.715%
-------------------------------------------------------------------
Next $1.5 billion                                            0.70%
-------------------------------------------------------------------
Next $2.5 billion                                            0.685%
-------------------------------------------------------------------
Next $2.5 billion                                            0.67%
-------------------------------------------------------------------
Next $2.5 billion                                            0.655%
-------------------------------------------------------------------
Over $10 billion                                             0.64%
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $14,158.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $2,964.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008, IADI advised the Fund that IADI retained $56,313 in front-end sales commissions from the sale of Class A shares and $1,120, $67,261, $4,232 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

17        AIM SMALL CAP EQUITY FUND

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $427,739,958
--------------------------------------
Level 2                            --
--------------------------------------
Level 3                            --
======================================
                         $427,739,958
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $6,238,369 and securities sales of $10,335,796, which resulted in net realized gains of $3,875,153.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $25,758.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $4,388 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


18        AIM SMALL CAP EQUITY FUND

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                2008            2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                              $1,530,214     $ 9,752,973
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        3,878,127      40,980,246
=======================================================================================================
Total distributions                                                          $5,408,341     $50,733,219
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           $(74,926,038)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (126,724)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (15,319,112)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (11,520,684)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        467,837,058
================================================================================================
Total net assets                                                                    $365,944,500
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $11,520,684
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $236,850,234 and $273,556,129, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  34,461,228
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (109,387,266)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $ (74,926,038)
================================================================================================
Cost of investments for tax purposes is $502,665,996.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs, excise tax expenses and distributions reclasses, on December 31, 2008, undistributed net investment income (loss) was increased by $1,638,801, undistributed net realized gain (loss) was increased by $12,787 and shares of beneficial interest decreased by $1,651,588. This reclassification had no effect on the net assets of the Fund.


19        AIM SMALL CAP EQUITY FUND

NOTE 11--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
                                                                                YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ----------------------------
                                                               SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     9,257,999     $  92,284,143      5,343,108     $  70,760,228
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       937,641         8,964,701        517,633         6,341,819
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     1,948,156        18,789,173        532,166         6,440,580
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                     1,762,619        17,263,551        585,378         7,362,480
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    446,957         4,015,372             --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           704,479         6,822,531      1,610,396        20,741,905
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       416,783         3,117,475      2,467,977        28,653,263
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       113,178           782,068        895,442         9,688,676
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        79,785           550,888        435,538         4,712,523
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        47,742           349,948        201,841         2,303,018
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                      5,588            41,800             --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            41,893           321,735        275,517         3,264,873
==========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                            --                --      9,152,387       118,894,223
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                            --                --      1,921,059        23,515,193
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                            --                --        818,718        10,022,526
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     1,216,240        12,042,367      1,161,604        14,986,698
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,311,007)      (12,042,367)    (1,235,588)      (14,986,698)
==========================================================================================================================
Reacquired:
  Class A(b)                                                (11,422,318)     (111,979,040)    (8,863,106)     (114,224,450)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (2,701,315)      (25,286,516)    (3,168,868)      (38,474,546)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,950,803)      (18,256,772)    (1,819,422)      (21,923,364)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                    (1,008,461)      (10,034,735)      (822,111)      (10,347,903)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     (5,923)          (46,359)            --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (1,011,393)      (10,243,980)       (50,548)         (646,526)
==========================================================================================================================
     Net increase (decrease) in share activity               (2,432,160)    $ (22,544,017)     9,959,121     $ 127,084,518
==========================================================================================================================




(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                       SHARES          AMOUNT
     -----------------------------------------------------------------------------------------------------
     Class Y                                                                     309,176      $  2,974,271
     -----------------------------------------------------------------------------------------------------
     Class A                                                                    (309,176)      ($2,974,271)
     =====================================================================================================




(c) As of the open of business on April 23, 2007, the Fund acquired all the net assets of AIM Opportunities I Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 8, 2006 and by the shareholders of AIM Opportunities I Fund on April 12, 2007. The acquisition was accomplished by a tax-free exchange of 11,892,164 shares of the Fund for 11,952,567 shares outstanding of AIM Opportunities I Fund as of the close of business on April 20, 2007. Each class of AIM Opportunities I Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM Small Cap Equity Fund to the net asset value of the Fund on the close of business, April 20, 2007. AIM Opportunities I Fund's net assets at that date of $152,431,942 including $24,404,550 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $480,206,915. The net assets of the Fund immediately following the acquisition were $632,638,857.


20        AIM SMALL CAP EQUITY FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES              DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM     FROM NET                    NET ASSET
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT     REALIZED        TOTAL      VALUE, END
                                OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS      GAINS      DISTRIBUTIONS   OF PERIOD
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               $11.72     $(0.02)(c)    $(3.67)      $(3.69)       $(0.12)        $(0.12)      $ 7.91
Year ended 12/31/07                12.24      (0.05)(c)      0.64         0.59         (1.11)         (1.11)       11.72
Year ended 12/31/06                12.26      (0.07)(c)      2.16         2.09         (2.11)         (2.11)       12.24
Year ended 12/31/05                12.80      (0.10)         0.96         0.86         (1.40)         (1.40)       12.26
Year ended 12/31/04                12.03      (0.09)(c)      1.22         1.13         (0.36)         (0.36)       12.80
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08                10.92      (0.09)(c)     (3.41)       (3.50)        (0.12)         (0.12)        7.30
Year ended 12/31/07                11.56      (0.14)(c)      0.61         0.47         (1.11)         (1.11)       10.92
Year ended 12/31/06                11.77      (0.17)(c)      2.07         1.90         (2.11)         (2.11)       11.56
Year ended 12/31/05                12.42      (0.19)         0.94         0.75         (1.40)         (1.40)       11.77
Year ended 12/31/04                11.77      (0.18)(c)      1.19         1.01         (0.36)         (0.36)       12.42
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08                10.92      (0.09)(c)     (3.41)       (3.50)        (0.12)         (0.12)        7.30
Year ended 12/31/07                11.56      (0.14)(c)      0.61         0.47         (1.11)         (1.11)       10.92
Year ended 12/31/06                11.76      (0.17)(c)      2.08         1.91         (2.11)         (2.11)       11.56
Year ended 12/31/05                12.42      (0.19)         0.93         0.74         (1.40)         (1.40)       11.76
Year ended 12/31/04                11.77      (0.18)(c)      1.19         1.01         (0.36)         (0.36)       12.42
--------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08                11.51      (0.04)(c)     (3.60)       (3.64)        (0.12)         (0.12)        7.75
Year ended 12/31/07                12.07      (0.09)(c)      0.64         0.55         (1.11)         (1.11)       11.51
Year ended 12/31/06                12.15      (0.11)(c)      2.14         2.03         (2.11)         (2.11)       12.07
Year ended 12/31/05                12.71      (0.13)         0.97         0.84         (1.40)         (1.40)       12.15
Year ended 12/31/04                11.99      (0.12)(c)      1.20         1.08         (0.36)         (0.36)       12.71
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)              9.62      (0.00)        (1.59)       (1.59)        (0.12)         (0.12)        7.91
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08                11.96       0.04(c)      (3.76)       (3.72)        (0.12)         (0.12)        8.12
Year ended 12/31/07                12.40       0.01(c)       0.66         0.67         (1.11)         (1.11)       11.96
Year ended 12/31/06                12.33       0.01(c)       2.17         2.18         (2.11)         (2.11)       12.40
Year ended 12/31/05(e)             11.69      (0.01)         2.05         2.04         (1.40)         (1.40)       12.33
==========================================================================================================================

                                                               RATIO OF          RATIO OF
                                                               EXPENSES          EXPENSES
                                                              TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                              NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                             NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                  TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                                RETURN(A)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(B)
------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08               (31.45)%    $227,885           1.41%(d)          1.41%(d)       (0.19)%(d)      51%
Year ended 12/31/07                 4.92       343,993           1.37              1.43           (0.42)          49
Year ended 12/31/06                16.83       245,868           1.49              1.60           (0.55)          56
Year ended 12/31/05                 6.58       218,915           1.51              1.62           (0.84)          52
Year ended 12/31/04                 9.45       247,581           1.53              1.64           (0.77)         124
------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08               (32.01)       50,220           2.16(d)           2.16(d)        (0.94)(d)       51
Year ended 12/31/07                 4.16       107,417           2.12              2.18           (1.17)          49
Year ended 12/31/06                15.90       126,111           2.24              2.35           (1.30)          56
Year ended 12/31/05                 5.89       131,547           2.21              2.32           (1.54)          52
Year ended 12/31/04                 8.64       156,450           2.27              2.29           (1.51)         124
------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08               (32.01)       36,470           2.16(d)           2.16(d)        (0.94)(d)       51
Year ended 12/31/07                 4.16        53,684           2.12              2.18           (1.17)          49
Year ended 12/31/06                16.00        57,221           2.24              2.35           (1.30)          56
Year ended 12/31/05                 5.81        55,009           2.21              2.32           (1.54)          52
Year ended 12/31/04                 8.64        65,792           2.27              2.29           (1.51)         124
------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08               (31.59)       23,879           1.66(d)           1.66(d)        (0.44)(d)       51
Year ended 12/31/07                 4.65        26,251           1.62              1.68           (0.67)          49
Year ended 12/31/06                16.47        27,946           1.74              1.85           (0.80)          56
Year ended 12/31/05                 6.48        17,862           1.71              1.82           (1.04)          52
Year ended 12/31/04                 9.06        11,817           1.77              1.79           (1.01)         124
------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)            (16.48)        3,534           1.29(d)(f)        1.30(d)(f)     (0.07)(d)(f)    51
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 12/31/08               (31.07)       23,957           0.84(d)           0.84(d)         0.37(d)        51
Year ended 12/31/07                 5.50        38,463           0.84              0.89            0.11           49
Year ended 12/31/06                17.45        17,122           0.90              1.01            0.04           56
Year ended 12/31/05(e)             17.31         4,712           0.87(f)           0.98(f)        (0.20)(f)       52
========================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2007, the portfolio calculation excludes the value of securities purchased of $128,317,933 and sold of $144,885,693 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Opportunities I Fund into the Fund.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $286,932, $79,460, $44,371, $25,192, $2,602, and $31,526 for Class A, Class B, Class
     C, Class R, Class Y, and Institutional Class shares, respectively.
(e) Commencement date of Class Y and Institutional Class was October 3, 2008 and April 29, 2005, respectively.
(f)  Annualized.


21        AIM SMALL CAP EQUITY FUND

NOTE 13--LEGAL PROCEEDINGS


Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



22        AIM SMALL CAP EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Funds Group and Shareholders of AIM Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2009
Houston, Texas



23        AIM SMALL CAP EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through December 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $721.20        $6.40       $1,017.70       $ 7.51       1.48%
---------------------------------------------------------------------------------------------------
        B            1,000.00        718.00         9.63        1,013.93        11.29       2.23
---------------------------------------------------------------------------------------------------
        C            1,000.00        718.00         9.63        1,013.93        11.29       2.23
---------------------------------------------------------------------------------------------------
        R            1,000.00        720.40         7.48        1,016.44         8.77       1.73
---------------------------------------------------------------------------------------------------
        Y            1,000.00        835.20         2.91        1,018.65         6.55       1.29
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 90 (as of close of business October 3, 2008, through December 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


24        AIM SMALL CAP EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $723.20        $3.90       $1,020.61       $4.57        0.90%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM SMALL CAP EQUITY FUND

Supplement to Annual Report dated 12/31/08

AIM SMALL CAP EQUITY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/08

Inception     2.28%
5 Years       0.05
1 Year      -31.07

Institutional Class shares' inception date is April 29, 2005. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares' inception date is August 31, 2000.

      Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.83%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

      Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

NASDAQ SYMBOL   SMEIX

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [INVESCO AIM LOGO]
                                                               - SERVICE MARK -

invescoaim.com   SCE-INS-1   Invesco Aim Distributors, Inc.

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $3,878,127
     Qualified Dividend Income*                               51.67%
     Corporate Dividends Received Deduction*                  50.40%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 were 3.69%, 3.30%, 4.25%, and 3.84%, respectively.


25        AIM SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1987          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1992          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




26        AIM SMALL CAP EQUITY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1992          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






27        AIM SMALL CAP EQUITY FUND

[GO PAPERLESS GRAPHIC]

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

# ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of trees used to produce paper.

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      more capital back in your fund's returns.

# EFFICIENT. Stop waiting for regular mail. Your documents will be sent via email as soon as they're available.

# EASY. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after April 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

[INVESCO AIM LOGO]
-- SERVICE MARK --

invescoaim.com               SCE-AR-1        Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees                               Percentage of Fees
                                                 Billed Applicable to                             Billed Applicable to
                                                  Non-Audit Services                               Non-Audit Services
                          Fees Billed by PWC     Provided for fiscal                              Provided for fiscal
                             for Services           year end 2008        Fees Billed by PWC          year end 2007
                           Rendered to the      Pursuant to Waiver of   for Services Rendered    Pursuant to Waiver of
                        Registrant for fiscal        Pre-Approval        to the Registrant for        Pre-Approval
                            year end 2008           Requirement(1)       fiscal year end 2007        Requirement(1)
                        ---------------------   ---------------------   ----------------------   ---------------------
Audit Fees                     $267,375                  N/A                   $284,419                   N/A
Audit-Related Fees(2)          $      0                    0%                  $ 13,950                     0%
Tax Fees(3)                    $ 66,279                    0%                  $ 72,320                     0%
All Other Fees                 $      0                    0%                  $      0                     0%
                               --------                                        --------
Total Fees                     $333,654                    0%                  $370,689                     0%

PWC billed the Registrant aggregate non-audit fees of $66,279 for the fiscal year ended 2008, and $86,270 for the fiscal year ended 2007, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Audit-Related Fees for the fiscal year ended December 31, 2007 includes fees billed for completing agreed-upon procedures related to reorganization transactions.

(3) Tax fees for the fiscal year end December 31, 2008 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2007 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO INVESCO AIM AND INVESCO AIM AFFILIATES

     PWC billed Invesco Aim Advisors, Inc. ("Invesco Aim"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant ("Invesco Aim Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates as follows:

                      Fees Billed for Non-                              Fees Billed for Non-
                         Audit Services                                    Audit Services
                       Rendered to Invesco      Percentage of Fees       Rendered to Invesco       Percentage of Fees
                      Aim and Invesco Aim      Billed Applicable to      Aim and Invesco Aim      Billed Applicable to
                     Affiliates for fiscal      Non-Audit Services      Affiliates for fiscal      Non-Audit Services
                       year end 2008 That    Provided for fiscal year    year end 2007 That     Provided for fiscal year
                         Were Required         end 2008 Pursuant to         Were Required         end 2007 Pursuant to
                       to be Pre-Approved         Waiver of Pre-         to be Pre-Approved          Waiver of Pre-
                      by the Registrant's            Approval            by the Registrant's            Approval
                        Audit Committee           Requirement(1)           Audit Committee           Requirement(1)
                     ---------------------   ------------------------   ---------------------   ------------------------
Audit-Related Fees             $0                       0%                       $0                        0%
Tax Fees                       $0                       0%                       $0                        0%
All Other Fees                 $0                       0%                       $0                        0%
                              ---                                               ---
Total Fees(2)                  $0                       0%                       $0                        0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2008, and $0 for the fiscal year ended 2007, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

PwC advised the Funds' Audit Committee that PwC had identified three matters for consideration under the SEC's auditor independence rules.

First, PwC was engaged to perform services to an affiliate of Invesco Ltd. ("Invesco"), including (a) consulting with respect to the acquisition by the affiliate of certain assets from a third party; and (b) providing expert testimony in connection with any arbitration proceeding or litigation arising from or relating to the transaction. Rules of the Securities and Exchange Commission ("SEC") provide that an accountant is not independent if, at any point during the audit and professional engagement period, the accountant provides expert services unrelated to the audit to an audit client. Specifically, PwC would not be permitted to provide expert testimony nor perform other services in support of the client or its counsel in connection with a proceeding. Within days of being engaged to provide the services it was determined that some of the services contemplated in the engagement terms would be inconsistent with the SEC's auditor independence rules. A review of the services performed pursuant to the original agreement was conducted. After a review, PwC concluded that the actual services provided were not inconsistent with the SEC's independence rules. Following the review, the initial engagement terms were modified to limit PwC's services to those permitted under the rules.

Second, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies or trusts since 2001. Some of these companies held shares of Invesco Nippon Warrants Fund (the "Investment."), an affiliate of Invesco, formerly known as AMVESCAP PLC (the "Company"). The investment, which consisted of 2,070 shares, was initially entered into during July 1, 2001 - December 31, 2005. PwC informed the Audit Committee that this matter could have constituted an investment in an affiliate of an audit client in violation of Rule 2-01(c)(1) of Regulation S-X.

Third, PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm's Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC's auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client's product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice's client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately Pound Sterling 7,000. These violations occurred over a two year period and ended in November 2007.

It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.

PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by any of these matters. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided or the investments and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe any of these matters affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the Funds' independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.

Based upon PwC's review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC's conclusions in relation to its independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2008, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2008, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1) Code of Ethics.

12(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Funds Group


By: /s/ Philip A. Taylor
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 6, 2009

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Philip A. Taylor
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 6, 2009


By: /s/ Sheri Morris
    ---------------------------------
    Sheri Morris
    Principal Financial Officer

Date: March 6, 2009

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.